
                                                                     Dresdner RCM
                                                                     Global Funds
                                           DECEMBER 31, 1999         Annual Report

                                                                 [Dresdner Logo]

February 22, 2000

Dear Shareholder:

        We are pleased to present the Dresdner RCM Global Funds' Annual Shareholder Report for the 12 months ended December 31, 1999. By any measure, 1999 was a spectacular year for Dresdner RCM Global Funds (the "Funds"), as nearly every mutual fund outperformed its benchmark, in some cases by a wide margin.

        The driving force behind the Funds' superior results was a willingness to boldly embrace technology and telecommunications stocks throughout the world as the Internet and wireless communications generate tremendous investment opportunities. Although these sectors remain overweighted, Dresdner RCM Global Investors LLC, the Funds' investment manager, continues to use a bottom-up analysis of company fundamentals, combined with a careful assessment of projected earnings growth to select companies that offer the best potential for achieving their business goals.

        To be sure, 1999 was an excellent year for equities in the major markets of the world. In the U.S., the S&P 500 Index and the NASDAQ set records, as the economy continued to enjoy the longest period of uninterrupted prosperity in US history. In Japan, the stock market began to snap back from a decade-long slump, as cultural changes favoring shareholder value began to take place. Even in Europe, where the Euro steadily weakened throughout the year, investors began to enjoy improved returns in the second half of the year as economic growth improved.

        In identifying possible investments, Dresdner RCM, in cooperation with its worldwide affiliates, draws on the expertise of nearly 200 investment professionals, primarily securities analysts and portfolio managers. In addition to having traditional finance credentials, many also have advanced degrees or industry experience in the areas of the market that they cover such as engineering or medicine. The Funds also draw from Grassroots-SM- Research, a unique adjunct to traditional research efforts, which uncovers and confirms marketplace demand for key products and services.

        Inside, you will find discussions of each mutual fund by Dresdner RCM Global Fund portfolio managers. In comprehensive detail, relevant market conditions, the factors affecting the Funds' performance, the investment strategies employed in response to last year's economic and market conditions as well as the outlook for 2000 is reviewed and discussed. Each report also includes performance summaries, lists of holdings and portfolio weightings as of December 31, 1999.

        We are extremely proud of the performance of our mutual funds this past year, and thank you for your continued confidence in the Dresdner RCM Global Funds. If you would like more information on a specific fund, or if you have any questions about the material in this report, please call us at 1-800-726-7240 or visit us at www.DRCMFunds.com.

Sincerely,

/s/ DeWitt F. Bowman                                /s/ Theodore J. Coburn

DeWitt F. Bowman                                    Theodore J. Coburn
Chairman                                            Chairman
Dresdner RCM Global Funds, Inc.                     Dresdner RCM Investment Funds Inc.
Dresdner RCM Capital Funds, Inc.

 Dresdner RCM Large Cap Growth Fund
 Management's Performance Review

        Surging technology and telecommunications stocks and superior stock selection helped the Dresdner RCM Large Cap Growth Fund to significantly outperform the S&P 500 Index for the second year in a row. For the year ended December 31, 1999, the Fund posted total returns of 44.84% and 44.46% for Class I and Class N shares, respectively. In comparison, the Fund's benchmark, the S&P 500 Index, returned 21.04% for the year.

MARKET REVIEW

        As 1999 began, large cap growth stocks were favored in the uncertain global economic environment. After central banks lowered interest rates around the world, global economies began to improve. Investors switched their attention to economically sensitive stocks and a powerful, though short-lived, rally in value stocks occurred in the second quarter. However, the rally ended as the Federal Reserve Board shifted to a tightening stance and began raising short term interest rates to slow the economy and prevent a return of inflation. Long-term interest rates, sensitive to inflation expectations, began a sustained upward climb.

        As the year progressed, stocks were caught in a tug-of-war between higher interest rates and stronger earnings. Prices for most stocks remained locked in a relatively tight range. Technology stocks, however, distinguished themselves through their outstanding growth prospects and were accorded ever-higher prices. In late October, U.S. economic reports suggesting solid growth coupled with low inflation sent stock prices skyrocketing. The Fed, still concerned about the strength of the U.S. economy, raised short-term interest rates for the third time. Investors ignored the higher rates and focused on strong third-quarter profits, seeking companies with exciting growth stories. Money poured into technology and telecommunications stocks, many of which doubled in price in the fourth quarter, as investors worried less about Y2K and once again became enamored with companies (large and small) with some connection to the Internet.

FACTORS AFFECTING PERFORMANCE

        Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager, continued to emphasize Internet, Internet infrastructure, wireless and communication infrastructure stocks, with many posting substantial gains. Technology and telecommunications services stocks represented 46.6% of the portfolio at year-end, substantially more than the S&P 500 Index. Underweightings to other sectors, particularly in interest-sensitive stocks such as financial services, also served the Fund well as these categories generally performed poorly.

        EMC and Cisco Systems, two of the Fund's larger holdings, each more than doubled in price in 1999, as they continued their dominance of data storage systems and Internet infrastructure, respectively. As of December 31, 1999, the Fund also maintained a combined weighting of over 4% in AOL and Yahoo!, companies with early and established franchises on the Internet and greater than expected E-commerce during the year.

        In telecommunication services, the Fund had significant commitments in Nextel Communications, QUALCOMM and JDS Uniphase. While telecom companies active in long-distance communications were generally weak, wireless-service and equipment companies, such as these three, were much stronger. QUALCOMM soared over 2600% on strong subscriber growth, driving higher-than-expected royalties and chip sales. Additionally, as investors recognized wireless as an eventual platform for Internet access, QUALCOMM's CDMA technology was recognized as the leader in that market. As companies race to provide greater bandwidth, JDS Uniphase has become the recognized leader in the fiber optics components industry for telecommunications and cable TV. Shares of JDS Uniphase rose 830% during the year. Meanwhile, strong subscriber penetration and new wireless data services drove Nextel's stock gains of 337% for the year.

        Biotechnology was also strong in 1999, with PE Biosystems, a leading supplier of instrumentation for genetic, protein and drug discovery research, up 172% for the year. However, the Fund was penalized for its overweight in pharmaceutical stocks, which performed less favorably due to the potential for Medicare expansion to cover prescription drugs. This was more than offset by positive stock selection aided by Grassroots-SM- Research.

        Consumer non-durables, including the Fund's holdings of Coke and Gillette, also performed poorly for most of the year as a number of consumer products

 Dresdner RCM Large Cap Growth Fund
 Management's Performance Review

companies announced lower expectations for revenue growth. Although their fundamentals didn't materially improve, the stocks strengthened in the fourth quarter as investors were attracted to their low relative valuations as well as the exposure to improving global markets.

        A disappointing holding in the Fund was Tyco International which declined dramatically when the company's method of accounting for acquisitions was questioned. However, we believe the company's fundamentals remain strong as its assortment of businesses, including medical products, security systems and electronics continue to generate strong cash flow. The stock remains a holding in the Fund.

OUTLOOK

        Although valuations in technology and telecommunications stocks are quite high, we believe that their growth prospects compared to the rest of the economy are substantially better. Therefore, the Fund is likely to remain overweighted in these groups but will likely trim some positions into the new year. Pharmaceutical stocks are likely to remain flat during the Congressional debate over Medicare coverage, while the growth prospects for consumer non-durables have improved marginally. Meanwhile, interest rates are likely to continue to rise as the Federal Reserve Board attempts to slow the economy. Investors will likely favor companies than can still show profit growth in a rising interest rate environment.

 Dresdner RCM Large Cap Growth Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 INVESTMENT (12/31/96 - 12/31/99)(C)(D)(E)
                                                   Class I Shares  S&P 500 Stock Index(a)
12/96                                                     $10,000                 $10,000
1/97                                                      $10,640                 $10,625
2/97                                                      $10,570                 $10,708
3/97                                                       $9,920                 $10,268
4/97                                                      $10,490                 $10,881
5/97                                                      $11,300                 $11,544
6/97                                                      $11,880                 $12,061
7/97                                                      $13,020                 $13,021
8/97                                                      $12,210                 $12,292
9/97                                                      $13,230                 $12,965
10/97                                                     $12,930                 $12,532
11/97                                                     $13,140                 $13,113
12/97                                                     $13,199                 $13,338
1/98                                                      $13,599                 $13,486
2/98                                                      $14,647                 $14,458
3/98                                                      $15,337                 $15,199
4/98                                                      $15,737                 $15,352
5/98                                                      $15,263                 $15,088
6/98                                                      $16,190                 $15,701
7/98                                                      $16,232                 $15,533
8/98                                                      $13,515                 $13,287
9/98                                                      $14,716                 $14,139
10/98                                                     $15,737                 $15,288
11/98                                                     $16,864                 $16,215
12/98                                                     $19,020                 $17,148
1/99                                                      $20,470                 $17,865
2/99                                                      $19,728                 $17,310
3/99                                                      $21,460                 $18,002
4/99                                                      $21,118                 $18,699
5/99                                                      $20,305                 $18,257
6/99                                                      $21,837                 $19,271
7/99                                                      $21,330                 $18,670
8/99                                                      $21,613                 $18,577
9/99                                                      $21,425                 $18,068
10/99                                                     $22,850                 $19,211
11/99                                                     $24,265                 $19,601
12/99                                                     $27,549                 $20,756

PERFORMANCE(b)
DECEMBER 31, 1999

                                                            CUMULATIVE
                                                   SINCE      SINCE
LARGE CAP GROWTH FUND           1 YEAR  3 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total Return(c)  44.84%  40.18%    40.18%     175.49%
Class N
Average Annual Total Return(d)  44.46%  40.06%    40.06%     174.77%
S&P 500 Stock Index
Average Annual Total Return(a)  21.04%  27.56%    27.56%     107.56%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  Class I shares commenced operations on December 31, 1996.
(d) Class N shares were first issued on March 2, 1999, and pay Rule 12b-1 fees. Class N returns through December 31, 1998 are based on Class I returns and reflect Rule 12b-1 fees.
(e) The value of a $10,000 investment for Class N is $27,477 for the period from 12/31/96 - 12/31/99. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
CONSUMER NON-DURABLES SECTOR                                  14.3%
                    BEVERAGE/TOBACCO                           2.8%
    2,000    US     Anheuser-Busch Companies Inc.                     $   141,750
    2,500    US     Coca Cola Co.                                         145,625
    4,500    US     Coca Cola Enterprises Inc.                             90,562
    3,000    US     Philip Morris Co. Inc.                                 69,563
                                                                      -----------
                                                                          447,500
                                                                      -----------
                    HOUSEHOLD/RELATED NON-DURABLES             3.5%
    4,000    US     Colgate Palmolive Co.                                 260,000
    1,800    US     Gillette Co.                                           74,138
    2,000    US     Procter & Gamble Co.                                  219,125
                                                                      -----------
                                                                          553,263
                                                                      -----------
                    LEISURE TIME PRODUCTS/SERVICES             1.8%
    1,800    US     Carnival Corp.                                         86,063
    5,000    US     McDonalds Corp.                                       201,562
                                                                      -----------
                                                                          287,625
                                                                      -----------
                    RETAIL TRADE                               6.2%
    3,000    US     Circuit City Stores Inc.                              135,188
    1,600    US     Costco Cos. Inc. *                                    146,000
    1,100    US     Dayton Hudson Corp.                                    80,781
    2,250    US     Home Depot Inc.                                       154,266
    2,500    US     Nike Inc. (Class B)                                   123,906
    2,500    US     Safeway Inc. *                                         88,906
    3,500    US     Wal-Mart Stores Inc.                                  241,937
                                                                      -----------
                                                                          970,984
                                                                      -----------
CYCLICAL/CAPITAL GOODS SECTOR                                 11.0%
                    AEROSPACE/DEFENSE                          2.1%
    1,400    US     General Dynamics Corp.                                 73,850
    2,812    US     Honeywell International Inc.                          162,217
    1,500    US     United Technologies Corp.                              97,500
                                                                      -----------
                                                                          333,567
                                                                      -----------
                    ELECTRICAL EQUIPMENT                       4.0%
    4,100    US     General Electric Co.                                  634,475
                    INDUSTRIAL EQUIPMENT                       3.3%
   13,400    BH     Tyco International Ltd.                               520,925

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    RAW/BASIC MATERIALS                        1.6%
    3,000    US     Alcoa Inc.                                        $   249,000
ENERGY SECTOR                                                  3.8%
                    ENERGY                                     3.8%
    1,000    US     Chevron Corp.                                          86,625
    5,000    US     Conoco. Inc. (Class A)                                123,750
    6,000    US     Enron Corp.                                           266,250
    2,000    US     Schlumberger Ltd.                                     112,500
      387    US     Transocean Sedco Forex Inc.                            13,037
                                                                      -----------
                                                                          602,162
                                                                      -----------
HEALTH CARE SECTOR                                            14.6%
                    DRUGS AND HOSPITAL SUPPLIES               14.6%
    8,800    US     Amgen Inc. *                                          528,550
    2,500    US     Bristol-Myers Squibb Co.                              160,469
    3,500    US     Eli Lilly & Co.                                       232,750
      850    US     Genentech Inc. *                                      114,325
    1,200    US     Guidant Corp. *                                        56,400
    1,200    US     Johnson & Johnson                                     111,750
    1,300    US     Merck & Co. Inc.                                       87,181
    2,400    US     PE Biosystems Group                                   288,750
    8,000    US     Pfizer Inc.                                           259,500
    1,100    US     Pharmacia & Upjohn Inc.                                49,500
      900    US     Sepracor Inc. *                                        89,269
    4,000    US     Warner Lambert Co.                                    327,750
                                                                      -----------
                                                                        2,306,194
                                                                      -----------
INTEREST-SENSITIVE SECTOR                                      7.3%
                    BANKING                                    3.6%
    4,000    US     Bank of New York Inc.                                 160,000
    6,000    US     Citigroup Inc.                                        333,375
    2,000    US     Wells Fargo Co.                                        80,875
                                                                      -----------
                                                                          574,250
                                                                      -----------
                    GENERAL FINANCE                            1.2%
    4,000    US     Federal Home Loan Mortgage
                    Corp.                                                 188,250
                    INSURANCE                                  2.5%
    3,700    US     American International Group
                    Inc.                                                  400,062

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
TECHNOLOGY SECTOR                                             36.9%
                    COMPUTERS/OFFICE EQUIPMENT                 5.5%
    1,500    US     Dell Computer Corp. *                             $    76,500
    4,600    US     E M C Corp. *                                         502,550
      720    US     Hewlett-Packard Co.                                    82,035
    2,000    US     International Business
                    Machines                                              216,000
                                                                      -----------
                                                                          877,085
                                                                      -----------
                    ELECTRONICS/NEW TECHNOLOGY                22.5%
    7,500    US     Cisco Systems Inc. *                                  803,437
    2,600    US     Intel Corp.                                           214,013
    1,830    US     JDS Uniphase Corp. *                                  295,202
    2,500    US     Lucent Technologies Inc.                              187,031
    2,000    US     Motorola Inc.                                         294,500
    3,500    FI     Nokia Corp. (ADR)                                     665,000
    1,100    CA     Nortel Networks Corp.                                 111,100
    3,460    US     QUALCOMM Inc. *                                       609,393
    1,600    FR     STMicroelectronics N.V. (NY
                    Registered Shares)                                    242,300
    3,000    US     Xilinx Inc. *                                         136,406
                                                                      -----------
                                                                        3,558,382
                                                                      -----------
                    TECHNOLOGY SERVICES                        8.9%
    2,400    US     America Online Inc. *                                 181,050
    6,400    US     Microsoft Corp. *                                     747,200
    1,100    US     Yahoo Inc. *                                          475,956
                                                                      -----------
                                                                        1,404,206
                                                                      -----------
TELEMEDIA/SERVICES SECTOR                                      9.7%
                    COMMUNICATION SERVICES                     7.1%
    4,200    US     GTE Corp.                                             296,362
    9,150    US     MCI WorldCom Inc. *                                   485,522
    1,900    US     Nextel Communications Inc. *                          195,938
    3,000    US     SBC Communications Inc.                               146,250
                                                                      -----------
                                                                        1,124,072
                                                                      -----------
                    MEDIA                                      2.6%
    3,000    US     Clear Channel Communications *                        267,750
    2,000    US     Time Warner Inc.                                      144,875
                                                                      -----------
                                                                          412,625
                                                                      -----------
TOTAL EQUITY INVESTMENTS (COST $11,167,621)                   97.6%    15,444,627
                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         3.3%
  262,546    US     SSgA Money Market Fund                            $   262,546
  262,546    US     SSgA U.S. Government Money
                    Market Fund                                           262,546
                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS (COST $525,092)                   3.3%       525,092
                                                                      -----------

TOTAL INVESTMENTS (COST $11,692,713)**                       100.9%    15,969,719

                    OTHER ASSETS LESS LIABILITIES             (0.9)%     (145,258)
                                                                      -----------
                    NET ASSETS                               100.0%   $15,824,461
                                                                      ===========

--------------------------------

*    Non-income producing security

ADR  American Depository Receipt

Tax Information:

** For Federal income tax purposes, cost is $11,745,741 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $4,571,554
Unrealized depreciation                              (347,576)
                                                    ---------
Net unrealized appreciation                         $4,223,978
                                                    =========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1999 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        3.3%                  3.3%
Canada                            CA        0.7%                  0.7%
Finland                           FI        4.2%                  4.2%
France                            FR        1.5%                  1.5%
United States                     US       87.9%       2.4%      90.3%
                                         ------     ------      -----
  Total                                    97.6%       2.4%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Management's Performance Review

        An early entry into genomics stocks just prior to their enthusiastic discovery by Wall Street drove the Dresdner RCM Global Biotechnology Fund's performance during 1999. For the year ended December 31, 1999, the Fund achieved a total return of 111.39%, nearly equal to its benchmark, the AMEX Biotechnology Index, which returned 111.44%.

MARKET REVIEW

        During the year, the Dresdner RCM Biotechnology Fund concentrated on two themes: therapeutic biotechnology (companies that develop new drugs) and genomics (biotech companies that specialize in information behind the genetic basis of disease and physiology). Biotechnology and genomics share a common trait with the dot.com companies: unlimited and unquantifiable potential. Even though the biotechnology sector nearly doubled in the second half of 1999, an argument can be made that the stocks are still inexpensive. For instance, Amgen, which markets two drugs, has a current market value of $63 billion. In comparison, Millennium Pharmaceuticals, which is believed to have the potential to generate many more products, has a market value of approximately $5 billion. This ten-fold difference in absolute market value suggests the extent of the opportunity.

        As the presidential election cycle heats up, the pharmaceutical industry is serving as a target for politicians. Congress has been debating the expansion of Medicare to cover prescription drugs, and the health care industry continues to be an issue in the presidential primaries. While the large cap pharmaceutical companies are particularly vulnerable to potential action in Washington, D.C., the biotechnology and genomics companies produce niche products that would likely not be affected by legislation.

FACTORS AFFECTING PERFORMANCE

        At the end of 1999, the Fund no longer owned large capitalization pharmaceutical companies, primarily because of the impact of the Medicare issue. The largest capitalization holdings included Amgen and Genentech, two core holdings of the Fund. Amgen's performance has historically been driven by Epogen, the company's flagship product which generates red blood cell growth. However, by mid-year, Amgen shifted from a mature company into a development stage investment story with several new drugs treating prostate cancer, rheumatoid arthritis, certain psychiatric illnesses and a kidney disorder. Dresdner RCM used its Grassroots-SM- Research division to survey a select group of kidney doctors and asked them how new guidelines from the National Kidney Foundation regarding red blood cells would affect their utilitization of Amgen's new therapy. The survey found that utilization was going to be significantly higher than Wall Street anticipated. As a result, Dresdner RCM was able to anticipate upside surprises in Amgen's financial performance. In addition, Amgen is anticipating FDA approval of an improved version of Epogen early in 2000.

        Another excellent performer during the year was Genentech, a company that was spun off by Roche Holdings in July. According to Dresdner RCM's valuation analyses, the stock appeared inexpensive based on the earnings potential of Herceptin (their breast cancer drug), Rituxin (for lymphoma), as well as other products for heart attack and asthma victims. A New England Journal of Medicine editorial said that Genentech's asthma drug was the first major step in 40 years that has been taken to treat the disease.

        We believe that Dresdner RCM has a major advantage over many other investment firms in the field of biotechnology research. The Fund's portfolio managers have advanced degrees in medicine as well as extensive financial training, which helps them to analyze new products and services from the biotechnology sectors.

        For instance, that background helped them understand the investment merits of QLT Phototherapeutics, which has developed treatment that helps ophthalmologists successfully treat macular degeneration, a disease affecting
2.5 million people in which retinal degradation leads to blindness. Using photodynamic therapy, which utilizes light-activated drugs, the ophthalmologist treats the disease by shining a specific frequency of light into the eye.

        Other noteworthy therapeutic biotechnology companies held by the portfolio during the year included IDEC Pharmaceuticals, which collaborated with Genentech to produce Rituxin, and Medimmune, which manufactures Synegis, a drug that treats a virus often contracted by premature babies. A recent study linked

 Dresdner RCM Biotechnology Fund
 Management's Performance Review
this virus in infants to the development of childhood asthma. If the study's findings become conclusive, then the use of Synegis would be vastly expanded.

        In the genomics area, Maxygen uses its proprietary technologies to mimic the natural process of evolution, bringing together advances in molecular biology and classical breeding. The company went public at $16 in mid-December, ending the year at $71. The Fund also has significant positions in Abgenix and Medarex, companies that produce monoclonal antibodies, which are essentially very targeted therapies against a variety of diseases. Affymetrix is recognized as a worldwide leader in the field of DNA chip technology. The company intends to establish its GeneChip system as the platform of choice for acquiring, analyzing and managing complex genetic information to improve diagnosis, monitoring and treatment of disease.

OUTLOOK

        Among the most attractive investments, in Dresdner RCM's view, continue to be genomics companies, which it believes are likely to enjoy enormous price-earnings multiple expansion based on their potential discoveries. It is likely that the world of gene therapy will garner expanded news coverage later this year when a company may actually succeed in cloning a human gene. In biotechnology, Dresdner RCM believes these companies will likely get more attention from investors as large capitalization pharmaceutical stocks continue to sell off.

        The Financial Accounting Standards Board's elimination of the pooling method of accounting for mergers effective 2001 was originally feared to be a negative because of its dilution of earnings. The alternative method, purchase accounting, requires the acquirer to write off goodwill -- the excess purchase price over tangible assets -- over a period of years. Genentech has led the way in using purchase accounting to account for all of its acquisitions, causing the company to report accounting losses but positive cash flow. Using Genentech as an example, biotechnology investors seem to be more comfortable with the purchase accounting methodology, properly focusing on cash flow and a company's potential growth rather than accounting earnings. Therefore, the FASB rule change will likely have little impact on the Fund.

 Dresdner RCM Biotechnology Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 INVESTMENT (12/30/97 - 12/31/99)(E)
                                             Class N Shares  NASDAQ Biotech Index (b)  Russell 2000 Index (c)
12/31/1997                                          $10,000                   $10,175                 $10,071
1/31/1998                                           $10,260                   $10,140                  $9,912
2/28/1998                                           $10,490                   $10,572                 $10,644
3/31/1998                                           $10,590                   $11,363                 $11,083
4/30/1998                                           $10,470                   $11,107                 $11,144
5/31/1998                                           $10,350                   $10,719                 $10,543
6/30/1998                                           $10,040                   $10,649                 $10,565
7/31/1998                                           $10,110                   $10,971                  $9,710
8/30/1998                                            $7,930                    $8,560                  $7,824
9/30/1998                                            $9,110                   $10,692                  $8,437
10/31/1998                                           $9,880                   $11,585                  $8,781
11/30/1998                                          $10,560                   $11,987                  $9,241
12/31/1998                                          $11,776                   $14,681                  $9,813
1/31/1999                                           $12,383                   $16,183                  $9,943
2/28/1999                                           $11,776                   $15,235                  $9,138
3/31/1999                                           $11,518                   $16,728                  $9,281
4/30/1999                                           $11,261                   $15,261                 $10,112
5/31/1999                                           $11,436                   $16,436                 $10,260
6/30/1999                                           $12,795                   $17,029                 $10,724
7/31/1999                                           $13,289                   $19,230                 $10,430
8/31/1999                                           $15,049                   $21,097                 $10,044
9/30/1999                                           $15,049                   $19,789                 $10,046
10/31/1999                                          $15,605                   $20,125                 $10,087
11/30/1999                                          $17,416                   $22,730                 $10,689
12/31/1999                                          $24,893                   $29,611                 $11,899

$10,000 INVESTMENT (12/30/97 - 12/31/99)(E)
                                             AMEX Biotech Index (a)
12/31/1997                                                  $10,042
1/31/1998                                                    $9,734
2/28/1998                                                    $9,936
3/31/1998                                                   $10,791
4/30/1998                                                   $10,830
5/31/1998                                                    $9,971
6/30/1998                                                    $9,079
7/31/1998                                                    $8,531
8/30/1998                                                    $6,462
9/30/1998                                                    $8,618
10/31/1998                                                  $10,146
11/30/1998                                                  $10,116
12/31/1998                                                  $11,446
1/31/1999                                                   $12,147
2/28/1999                                                   $10,931
3/31/1999                                                   $11,558
4/30/1999                                                   $11,817
5/31/1999                                                   $12,434
6/30/1999                                                   $13,252
7/31/1999                                                   $15,487
8/31/1999                                                   $16,619
9/30/1999                                                   $15,626
10/31/1999                                                  $16,245
11/30/1999                                                  $17,812
12/31/1999                                                  $24,196

PERFORMANCE(D)
DECEMBER 31, 1999

                                                         CUMULATIVE
                                                SINCE      SINCE
BIOTECHNOLOGY FUND                   1 YEAR   INCEPTION  INCEPTION
Class N
Average Annual Total Return(e)       111.39%   57.68%     148.93%
NASDAQ Biotech Index
Average Annual Total Return(b)       101.67%   71.95%     196.11%
Russell 2000 Index
Average Annual Total Return(c)        21.26%    9.07%      18.99%
AMEX Biotech Index
Average Annual Total Return(a)       111.44%   55.46%     141.96%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The American Stock Exchange Biotechnology Index is an equal-dollar weighted index that attempts to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. This Index was developed with a base level of 200 stocks as of October 18, 1991.
(b) The NASDAQ Biotechnology Index is a capitalization-weighted index that attempts to measure the performance of all NASDAQ stocks in the biotechnology sector. This Index was developed with a base value of 200 stocks as of November 1, 1993.
(c) The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e)  The Class N shares began operations on December 30, 1997.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
                    DRUGS AND HOSPITAL SUPPLIES               80.3%
    3,400    US     Abgenix Inc. *                                    $   450,500
    2,400    US     Affymetrix Inc. *                                     407,250
   15,200    US     Amgen Inc. *                                          912,950
   19,000    US     BioCryst Pharmaceuticals
                    Inc. *                                                560,500
    2,200    US     Biogen Inc. *                                         185,900
    8,000    US     Enzon Inc. *                                          347,000
    7,300    US     Genentech Inc. *                                      981,850
    7,300    US     Genzyme General Corp. *                               328,500
    8,000    US     Guidant Corp. *                                       376,000
    2,500    US     Human Genome Sciences Inc. *                          381,563
    6,568    US     IDEC Pharmaceuticals Corp. *                          645,306
   18,300    US     ILEX Oncology Inc. *                                  441,488
    8,000    US     Incyte Pharmacuticals Inc. *                          480,000
   12,100    US     Inhale Therapeutic Systems
                    Inc. *                                                515,006
   10,000    US     Maxygen Inc. *                                        710,000
   16,500    US     Medarex Inc. *                                        614,625
    4,000    US     Millennium Pharmaceuticals
                    Inc. *                                                488,000
    2,500    US     PE Biosystems Group                                   300,781
   10,100    US     Protein Design Labs Inc. *                            707,000
   12,000    CA     QLT PhotoTherapeutics Inc. *                          705,000
    2,000    US     Sepracor Inc. *                                       198,375
   35,200    US     Titan Pharmaceuticals Inc. *                          668,800
   15,300    US     Vertex Pharmaceuticals Inc. *                         535,500
                                                                      -----------
                                                                       11,941,894
                                                                      -----------
                    HEALTH CARE SERVICES                       4.4%
   31,200    US     MedicaLogic Inc. *                                    655,200
                                                                      -----------
TOTAL EQUITY INVESTMENTS (COST $8,671,880)                    84.7%    12,597,094
                                                                      -----------
SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         9.1%
  674,084    US     SSgA Money Market Fund                                674,084
  674,083    US     SSgA U.S. Government Money
                    Market Fund                                           674,083
                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,348,167)                 9.1%     1,348,167
                                                                      -----------

TOTAL INVESTMENTS (COST $10,020,047)**                        93.8%    13,945,261

                    OTHER ASSETS LESS LIABILITIES              6.2%       924,836
                                                                      -----------
                    NET ASSETS                               100.0%   $14,870,097
                                                                      ===========

--------------------------------

*    Non-income producing security

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 December 31, 1999

Tax Information:

** For Federal income tax purposes, cost is $10,085,799 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $3,966,009
Unrealized depreciation                               (106,547)
                                                    ----------
Net unrealized appreciation                         $3,859,462
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1999 categorized by country:

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER    TOTAL

-----------------------------------------------------------------------
Canada                            CA        4.7%                  4.7%
United States                     US       80.0%       15.3%     95.3%
                                         ------     -------     -----
  Total                                    84.7%       15.3%    100.0%
                                         ======     =======     =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Management's Performance Review

        A continuing focus on telecommunications, the Internet and biotechnology propelled the Dresdner RCM Tax Managed Growth Fund to return more than double the performance of its benchmark. For the year ended December 31, 1999, the Fund posted total returns of 52.44% and 52.04% for Class I and Class N shares, respectively. In comparison, the S&P 500 Index returned 21.04%. These results reflect pre-tax data, and do not take into account the relative tax efficiencies of the Fund.

MARKET REVIEW

        The stock market came on strong during the fourth quarter of 1999, generating most of the gains for the year and making 1999 the fifth straight year in which the S&P 500 Index rose by more than 20%. Strong advances in corporate profits and benign inflation news continued to send stocks higher, despite rising interest rates. Improving economic performance in Europe and Japan was a welcome sign to American exporters, and actually caused many international stock markets to outperform the S&P 500 Index. The dominance of large cap over smaller cap stocks diminished during most of 1999, as investors began to appreciate the valuation advantages offered by smaller companies.

        Instead of a focus on market capitalization, the market was completely dominated by gains in technology and telecommunications, making the recent advance increasingly narrow. Interest-sensitive areas such as finance had a difficult time performing. Even energy, with oil prices more than doubling, produced modest returns. Pharmaceutical stocks were weighted down by presidential politics, and international consumer products companies continued to struggle, offering the Fund's management team the opportunity to harvest tax losses.

FACTORS AFFECTING PERFORMANCE

        Since the fourth quarter of 1999 was extremely strong for technology, the Fund benefited greatly from summer purchases of QUALCOMM, which rose 272% during the quarter, JDS Uniphase, which was up 183%, and Yahoo!, which rose 141%. QUALCOMM's technology for wireless communications has become the global standard, while JDS Uniphase is benefiting from its role as a leading supplier to companies building Internet infrastructure. Yahoo! has outperformed Wall Street analyst expectations for growth in revenues and earnings. Dresdner RCM used its Grassroots-SM- Research division to confirm Winstar Communications, which provides wireless data and voice transmission, as an excellent investment opportunity, and to gauge its preparedness for Y2K. The stock rose 93% in the fourth quarter.

        In the health care sector, biotechnology companies such as Amgen, Genentech and Inhale Technologies performed very well. In contrast, the large pharmaceutical companies continued to struggle as Congress debated the expansion of Medicare to cover prescription drugs. Biotechnology companies are considered less vulnerable to potential legislation partly because they tend to focus on niche markets unlikely to be affected by price controls. For example, Inhale Technologies has patented a device allowing diabetics -- who comprise all ages, not just Medicare recipients -- to inhale rather than inject insulin.

        Dresdner RCM believes that consumer non-durables companies such as Coca-Cola and Nike are likely to benefit from the improving global economic picture. However, their stock prices have not yet responded. Coca-Cola was trimmed during the fourth quarter, helping the Fund realize a tax loss. The stock was repurchased 55 days later after the company reported improved performance and announced a management shakeup. The Fund's positions in Nike and Tyco International were also trimmed in the fourth quarter, primarily to realize tax losses.

        Because income tax ramifications of any trade are a major consideration for this Fund, Dresdner RCM routinely performs a "break-even" analysis to determine whether a stock with large gains should be sold if it means incurring a heavy tax burden. Although a company's investment merits outweigh tax considerations, the portfolio may continue to hold shares if Dresdner RCM remains confident in the company's strategy over the long term. In addition, stocks selling below cost may be trimmed to generate tax losses in one year and then be repurchased 31 days later to avoid IRS wash-sale rules. As a result of these strategies, the portfolio is relatively concentrated, with investments in 46 companies as of December 31, 1999.

 Dresdner RCM Tax Managed Growth Fund
 Management's Performance Review

OUTLOOK

        Dresdner RCM's management team expects to continue to give particular focus to companies that are building Internet infrastructure, and thus expanding the ability of businesses and individuals to use the Internet efficiently. A new holding, NTT DoCoMo, summarizes four prevailing themes in the portfolio: the search globally for quality growth companies, the Japanese recovery, wireless communications and wireless access to the Internet.

        The Fund also expects to continue its emphasis on health care companies, since they are prolifically developing products that have a ready market with America's aging population. Although congressional debate over the expansion of Medicare is likely to be spirited during this election season, it could also create an opportunity to buy pharmaceutical stocks at bargain prices.

        The U.S. economy continues to exceed expectations, driven by consumer confidence and the wealth effect created by the record-setting stock market. As a result, the Federal Reserve Board is likely to raise short-term interest rates to keep inflation at bay. So far, continued growth in corporate profits has enabled the market to withstand rising interest rates, a trend Dresdner RCM believes cannot continue indefinitely. Meanwhile, Asia and other global economies continue to recover, which is a positive development for holdings with significant international operations.

 Dresdner RCM Tax Managed Growth Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 INVESTMENT (12/31/98 - 12/31/99)(C)(D)(E)
                                                   Class I Shares  S&P 500 Stock Index (a)
12/31/1998                                                $10,000                  $10,000
1/31/1999                                                 $10,790                  $10,418
2/28/1999                                                 $10,510                  $10,094
3/31/1999                                                 $11,610                  $10,498
4/30/1999                                                 $11,500                  $10,904
5/31/1999                                                 $11,130                  $10,647
6/30/1999                                                 $12,130                  $11,238
7/31/1999                                                 $11,780                  $10,887
8/31/1999                                                 $11,860                  $10,833
9/30/1999                                                 $11,550                  $10,536
10/31/1999                                                $12,240                  $11,203
11/30/1999                                                $13,070                  $11,430
12/31/1999                                                $15,244                  $12,104

PERFORMANCE(b)
DECEMBER 31, 1999

                                                        CUMULATIVE
                                               SINCE      SINCE
TAX MANAGED GROWTH FUND              1 YEAR  INCEPTION  INCEPTION
Class I
Average Annual Total Return(c)       52.44%   52.44%      52.44%
Class N
Average Annual Total Return(d)       52.04%   52.04%      52.04%
S&P 500 Stock Index
Average Annual Total Return(a)       21.04%   21.04%      21.04%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the board domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  The Class I shares commenced operations on December 31, 1998.
(d) The Class N shares commenced operations on February 12, 1999. Prior to February 12, 1999, figures reflect Class I performance.
(e) The value of a $10,000 investment for Class N is $15,204 for the period from 12/31/98 - 12/31/99. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
CONSUMER NON-DURABLES SECTOR                                  15.7%
                    BEVERAGE/TOBACCO                           1.3%
      500    US     Coca Cola Co.                                      $   29,125
                    HOUSEHOLD/RELATED NON-DURABLES             4.3%
    1,150    US     Estee Lauder Cos. Inc.
                    (Class A)                                              58,003
    1,000    US     Scotts Co. (Class A) *                                 40,250
                                                                       ----------
                                                                           98,253
                                                                       ----------
                    LEISURE TIME PRODUCTS/SERVICES             3.9%
      500    US     Harley Davidson Inc.                                   32,031
    1,400    US     McDonalds Corp.                                        56,438
                                                                       ----------
                                                                           88,469
                                                                       ----------
                    RETAIL TRADE                               6.2%
      550    US     Costco Cos. Inc. *                                     50,187
      500    US     Kohl's Corp. *                                         36,094
      250    US     Nike Inc. (Class B)                                    12,391
    1,400    US     Walgreen Co.                                           40,950
                                                                       ----------
                                                                          139,622
                                                                       ----------
CYCLICAL/CAPITAL GOODS SECTOR                                  7.1%
                    ELECTRICAL EQUIPMENT                       4.0%
      575    US     General Electric Co.                                   88,981
                    INDUSTRIAL EQUIPMENT                       1.9%
    1,100    BH     Tyco International Ltd.                                42,763
                    TRANSPORTATION SERVICES                    1.2%
      400    US     United Parcel Service Inc.
                    (Class B)                                              27,600
ENERGY SECTOR                                                  3.1%
                    ENERGY                                     3.1%
      600    US     Enron Corp.                                            26,625
    1,100    US     Weatherford International Inc.                         43,931
                                                                       ----------
                                                                           70,556
                                                                       ----------
HEALTH CARE SECTOR                                            16.1%
                    DRUGS AND HOSPITAL SUPPLIES               14.7%
    1,400    US     Amgen Inc. *                                           84,087
      700    US     Bristol-Myers Squibb Co.                               44,931
      700    US     Eli Lilly & Co.                                        46,550
      150    US     Genentech Inc. *                                       20,175
      250    US     Guidant Corp. *                                        11,750
      350    US     Inhale Therapeutic Systems
                    Inc. *                                                 14,897
      300    US     Johnson & Johnson                                      27,938
      600    US     Pfizer Inc.                                            19,463
      750    US     Warner Lambert Co.                                     61,453
                                                                       ----------
                                                                          331,244
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    HEALTH CARE SERVICES                       1.4%
      400    US     CareInsite Inc. *                                  $   32,200
INTEREST-SENSITIVE SECTOR                                      3.7%
                    GENERAL FINANCE                            0.7%
      450    US     Charles Schwab Corp.                                   17,269
                    INSURANCE                                  3.0%
      400    US     American International Group
                    Inc.                                                   43,250
      250    US     Marsh & McLennan Cos. Inc.                             23,922
                                                                       ----------
                                                                           67,172
                                                                       ----------
TECHNOLOGY SECTOR                                             32.2%
                    COMPUTERS/OFFICE EQUIPMENT                 3.0%
      600    US     Hewlett-Packard Co.                                    68,362
                    ELECTRONICS/NEW TECHNOLOGY                19.0%
    1,050    US     Cisco Systems Inc. *                                  112,481
      550    US     Intel Corp.                                            45,272
      300    US     JDS Uniphase Corp. *                                   48,394
      800    FI     Nokia Corp. (ADR)                                     152,000
      400    US     QUALCOMM Inc. *                                        70,450
                                                                       ----------
                                                                          428,597
                                                                       ----------
                    TECHNOLOGY SERVICES                       10.2%
      900    US     Microsoft Corp. *                                     105,075
      250    US     Oracle Corp. *                                         28,016
      150    US     VERITAS Software Corp. *                               21,469
      175    US     Yahoo Inc. *                                           75,720
                                                                       ----------
                                                                          230,280
                                                                       ----------
TELEMEDIA/SERVICES SECTOR                                     18.9%
                    BUSINESS SERVICES                          2.8%
    1,400    US     Pittway Corp. (Class A)                                62,737
                    COMMUNICATION SERVICES                    12.2%
      600    US     Global TeleSystems Group
                    Inc. *                                                 20,775
    1,425    US     MCI WorldCom Inc. *                                    75,614
      300    DE     NTT Mobile Communications
                    Network Inc. (ADR)                                     59,700
    1,000    US     Qwest Communications
                    International Inc. *                                   43,000
    1,000    UK     Vodafone AirTouch PLC (ADR)                            49,500
      350    US     WinStar Communications Inc. *                          26,338
                                                                       ----------
                                                                          274,927
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    MEDIA                                      3.9%
      500    US     Clear Channel Communications *                     $   44,625
      600    US     Time Warner Inc.                                       43,462
                                                                       ----------
                                                                           88,087
                                                                       ----------
TOTAL EQUITY INVESTMENTS (COST $1,571,052)                    96.8%     2,186,244
                                                                       ----------
SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         1.0%
   11,074    US     SSgA Money Market Fund                                 11,074
   11,075    US     SSgA U.S. Government Money
                    Market Fund                                            11,075
                                                                       ----------
TOTAL SHORT-TERM INVESTMENTS (COST $22,149)                    1.0%        22,149
                                                                       ----------
TOTAL INVESTMENTS (COST $1,593,201)**                         97.8%     2,208,393
                    OTHER ASSETS LESS LIABILITIES              2.2%        49,949
                                                                       ----------
                    NET ASSETS                               100.0%    $2,258,342
                                                                       ==========

--------------------------------

*    Non-income producing security
ADR  American Depository Receipt

Tax Information:

** For Federal income tax purposes, cost is $1,597,644 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $635,428
Unrealized depreciation                              (24,679)
                                                    --------
Net unrealized appreciation                         $610,749
                                                    ========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1999 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        1.9%                  1.9%
Finland                           FI        6.7%                  6.7%
Germany                           DE        2.7%                  2.7%
United Kingdom                    UK        2.2%                  2.2%
United States                     US       83.3%       3.2%      86.5%
                                         ------     ------      -----
  Total                                    96.8%       3.2%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Management's Performance Review

        A focus on bottom-up research and the foresight to invest early in Japanese technology companies helped boost the Dresdner RCM Global Small Cap Fund to triple-digit returns in 1999. For the year ended December 31, 1999, the Fund achieved total returns of 104.63% and 104.06% for the Class I and Class N shares, respectively. In comparison, the Fund's benchmark, the Salomon Smith Barney Extended Market Index, produced a modest return of 17.27%. For the two and three year annualized periods, the Fund's performance ranked it first among its peer group of 39 and 31 global small-cap funds, respectively as reported by Lipper Analytical Inc.

MARKET REVIEW

        In 1999, small-cap stocks began to perform better throughout the world, although at different times and to varying degrees. The small cap market in Japan bottomed in late 1998, and sustained the strongest performance, with the JASDAQ Index up more than 200% in 1999. The U.S. small cap sector, which had been in a bear market during 1998, began to perform better in the second quarter of 1999, as investors finally took note of the valuation disparity between small-cap and large-cap stocks. In Europe, the formation of Euroland in 1999 has favored large-cap stocks as investors placed a priority on liquidity, although European small-cap stocks began to show some life at the end of the year as the currency stabilized.

FACTORS AFFECTING PERFORMANCE

        Two primary factors helped the Fund remain the number one Lipper fund in its category for the third year in a row. First, Dresdner RCM has embraced technology regardless of market cap size or geographical location, recognizing the power of the Internet as a long-term global phenomenon, not just a speculative bubble. Exciting technology companies dot the global landscape, including BackWeb Technologies, an Israeli company that has developed a method to enhance the breadth and quality of e-mail; Allaire Corp., a U.S. concern that helps clients adapt their information systems to the Internet; and Baltimore Technologies, a U.K.-based company that specializes in Internet security. Dresdner RCM's Grassroots-SM- Research division confirmed the superiority of Baltimore Technologies' products as well as the fact that companies need systems that allow them to protect their data as well as to secure Internet transactions. At year-end 1999, about half of the Dresdner RCM Global Small Cap Fund portfolio was invested in the technology sector around the world, about three times the benchmark weighting.

        Another reason for the Fund's strong performance is that Dresdner RCM was early in recognizing the small cap rally in Japan. In many cases, these stocks appreciated as much as 500% during 1999. A positive factor of the Fund, was management's willingness to allow very successful companies whose shares are in high demand, to remain in the portfolio during the powerful rally, even though they no longer fit market capitalization constraints.

        To be sure, there were non-tech success stories in the portfolio as well. Those include Charles Voegele Holding AG, a Swiss retailer, ELMOS Semiconductor AG, a supplier to the automobile industry, Inhale Therapeutics, a U.S. biotechnology company that has developed new ways to deliver drug therapies, Danubius Hotel and Spa Resort, one of Hungary's leading hotel chains, and Giordano International, a Hong Kong-based clothing retailer that has seen profits soar as the Asian economies recovered.

        Although the companies in the Fund are scattered throughout the world, Dresdner RCM believes that it is critical to meet with management before making an investment. In Denmark, H Lundbeck A/S, which specializes in manufacturing anti-depressants including top-selling Cipramil, was perceived as risky by some investors because it lacked a diversified portfolio of products. However, an in-person meeting confirmed that the company remains tightly focused from a marketing and R&D standpoint on its core competency, namely drugs that alleviate mental illness.

        Often, Dresdner RCM invests in companies that are discovered as a result of the firm's analytical work in another market capitalization segment. The firm's analysts are organized by sector, and they are encouraged to find opportunities anywhere in the world within their sector, regardess of market capitalization. For instance, the investment in Elcoteq Network, a subcontractor to Nokia that manufactures millions of phones each year for the giant

 Dresdner RCM Global Small Cap Fund
 Management's Performance Review
wireless communications company, arose from such research, and highlights the advantages inherent in a firm with global resources such as Dresdner RCM.

OUTLOOK

        Dresdner RCM remains positive on global small-cap stocks, particularly in Japan where small companies are helping to lead that country out of a decade-long recession. In the U.S., small cap companies could be the primary engine of growth in an economy that may be slowed by the Federal Reserve Board. In Europe, weakness in the currency appears to have ended, but small caps are still challenged by the desire of fund managers to own large blue chip names. Finally, the Y2K cloud over emerging markets may have been replaced by investor concerns over rising interest rates. Regardless of the macroeconomic environment, Dresdner RCM will continue to invest in high-quality small cap growth stocks using bottom-up analysis, a formula that has produced consistent results.

 Dresdner RCM Global Small Cap Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          $10,000 INVESTMENT (12/31/96 - 12/31/99)(D)(E)(F)
                                             Class I Shares  Salomon EMI (a)  MSCI World Small Cap (b)
12/31/96                                             10,000           10,000                    10,000
1/31/97                                              10,290           10,021                    10,061
2/28/97                                              10,010           10,005                    10,043
3/31/97                                               9,410            9,665                     9,608
4/30/97                                               9,320            9,620                     9,402
5/31/97                                              10,730           10,370                    10,309
6/30/97                                              11,750           10,689                    10,627
7/31/97                                              12,280           10,978                    10,768
8/31/97                                              12,320           10,846                    10,491
9/30/97                                              13,260           11,313                    10,757
10/31/97                                             12,440           10,838                    10,193
11/30/97                                             12,410           10,645                     9,723
12/31/97                                             12,548           10,647                     9,431
1/31/98                                              12,446           10,711                     9,613
2/28/98                                              13,827           11,501                    10,449
3/31/98                                              15,071           11,980                    10,739
4/30/98                                              15,705           12,039                    10,810
5/31/98                                              15,388           11,799                    10,536
6/30/98                                              15,784           11,645                    10,270
7/31/98                                              15,524           11,152                     9,784
8/31/98                                              12,197            9,366                     8,160
9/30/98                                              12,096            9,589                     8,143
10/31/98                                             12,707           10,162                     8,717
11/30/98                                             14,144           10,599                     9,183
12/31/98                                             14,968           11,084                     9,376
1/31/99                                              15,101           11,023                     9,383
2/28/99                                              14,049           10,528                     8,960
3/31/99                                              14,375           10,756                     9,284
4/30/99                                              15,065           11,461                     9,990
5/31/99                                              15,065           11,393                     9,869
6/30/99                                              17,134           11,854                    10,413
7/31/99                                              17,461           11,868                    10,664
8/31/99                                              18,018           11,724                    10,704
9/30/99                                              18,586           11,553                    10,673
10/31/99                                             19,736           11,692                    10,538
11/30/99                                             25,471           12,212                    10,986
12/31/99                                             30,630           13,001                    11,753

PERFORMANCE(c)
DECEMBER 31, 1999

                                                             CUMULATIVE
                                                    SINCE      SINCE
GLOBAL SMALL CAP FUND           1 YEAR   3 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total Return(d)  104.63%  45.23%    45.23%     206.30%
Class N
Average Annual Total Return(e)  104.06%  45.09%    45.09%     205.45%
Salomon EMI
Average Annual Total Return(a)   17.27%   9.14%     9.14%      30.01%
MSCI World Small Cap
Average Annual Total Return(b)   25.38%   5.53%     5.53%      17.53%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Salomon Brothers Extended Market Index ("EMI") is a component of the Salomon Brothers Broad Market Index ("BMI") which includes listed shares of 5,409 companies with total available market capitalizations of at least the local equivalent of US$100 million on the last business day of May each year. The BMI consists of two components: the Primary Market Index ("PMI") is the large capitalization stock component and the EMI is the small capitalization stock component. The PMI universe is defined as those stocks falling within the top 80% of the cumulative available capital level in each country. The EMI includes the bottom 20% of the cumulative available capital level in each country.
(b) The Morgan Stanley Capital International ("MSCI") World Global Small Cap Index is a market capitalization weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The Index is created by selecting companies within the market capitalization range of US$200 - $800 million. The Index aims to represent 40% of the Small Cap universe within each country by capturing 40% of each industry. The Index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. Dollars and local currencies.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d) Returns through December 31, 1998 reflect Rule 12b-1 fees. On that date, all Fund shares were redesignated as Class I shares, which do not pay
     Rule 12b-1 fees. Performance results for periods after December 31, 1998 will not reflect Rule 12b-1 fees.
(e) Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through December 31, 1998 are based on Class I returns and reflect Rule 12b-1 fees.
(f) The value of a $10,000 investment for Class N is $30,545 for the period from 12/31/96 - 12/31/99. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
CONSUMER DURABLES SECTOR                                       0.6%
                    AUTOMOTIVE RELATED                         0.6%
   40,800    IT     Magneti Marelli *                                 $    155,768
CONSUMER NON-DURABLES SECTOR                                   7.8%
                    BEVERAGE/TOBACCO                           0.5%
    6,200    FR     Remy Cointreau S.A. *                                  139,401
                    FOOD/FOOD PROCESSING                       2.3%
    6,240    JP     Hokuto Corp.                                           335,103
    4,000    JP     Q'sai Co. Ltd.                                         250,416
                                                                      ------------
                                                                           585,519
                                                                      ------------
                    LEISURE TIME PRODUCTS/SERVICES             0.6%
    7,700    HG     Danubius Hotel and Spa Rt. *                           140,080
                    RETAIL TRADE                               4.4%
    1,400    CH     Charles Voegele Holding AG *                           251,476
  150,000    HK     Giordano International Ltd.                            154,371
    6,000    JP     Homac Corp.                                            167,270
    6,500    US     InterTAN Inc. *                                        169,812
   19,300    US     Trans World Entertainment
                    Corp. *                                                202,650
    4,600    US     Tweeter Home Entertainment
                    Group Inc. *                                           163,300
                                                                      ------------
                                                                         1,108,879
                                                                      ------------
CYCLICAL/CAPITAL GOODS SECTOR                                  5.5%
                    CHEMICALS/TEXTILES                         1.9%
    4,000    JP     Taiyo Ink Manufacturing Co.
                    Ltd.                                                   469,529
                    INDUSTRIAL EQUIPMENT                       2.6%
    7,200    DE     Steag Hamatech AG *                                    261,105
    8,800    NO     Tomra Systems ASA                                      149,460
    1,460    DK     Vesta Wind Systems A/S *                               259,025
                                                                      ------------
                                                                           669,590
                                                                      ------------
                    RAW/BASIC MATERIALS                        1.0%
   11,900    SE     Granges AB                                             248,500
ENERGY SECTOR                                                  2.2%
                    ENERGY                                     2.2%
   10,200    US     BJ Services Co. *                                      426,487
    8,900    US     National-Oilwell Inc. *                                139,619
                                                                      ------------
                                                                           566,106
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
HEALTH CARE SECTOR                                             6.5%
                    DRUGS AND HOSPITAL SUPPLIES                4.5%
    7,800    DK     H Lundbeck A/S                                    $    311,626
    6,000    US     Inhale Therapeutic Systems
                    Inc. *                                                 255,375
    2,400    US     Invitrogen Corp. *                                     144,000
    3,000    JP     Japan Medical Dynamic
                    Marketing Inc.                                         140,859
    4,200    UK     Shire Pharmaceuticals Group
                    PLC (ADR) *                                            122,325
    9,700    US     Titan Pharmaceuticals Inc. *                           184,300
                                                                      ------------
                                                                         1,158,485
                                                                      ------------
                    HEALTH CARE SERVICES                       2.0%
    4,800    US     eBenX Inc. *                                           217,200
   13,600    US     MedicaLogic Inc. *                                     285,600
                                                                      ------------
                                                                           502,800
                                                                      ------------
INTEREST-SENSITIVE SECTOR                                      2.5%
                    GENERAL FINANCE                            1.5%
   14,000    JP     Japan Asia Investment Co. Ltd.                         230,070
    5,000    JP     Mycal Card Inc.                                        158,955
                                                                      ------------
                                                                           389,025
                                                                      ------------
                    INSURANCE                                  1.0%
    9,900    US     InsWeb Corp. *                                         253,069
TECHNOLOGY SECTOR                                             52.8%
                    COMPUTERS/OFFICE EQUIPMENT                 3.7%
    2,700    US     DSP Group Inc. *                                       251,100
    6,000    US     Pinnacle Systems Inc. *                                244,125
    4,000    JP     Yamada Denki Co. Ltd.                                  434,315
                                                                      ------------
                                                                           929,540
                                                                      ------------
                    ELECTRONICS/NEW TECHNOLOGY                16.1%
   11,200    US     Advanced Energy Industries
                    Inc. *                                                 551,600
    1,400    DE     Aixtron AG                                             197,158
    3,600    US     Carrier Access Corp. *                                 242,325
   20,500    US     Cypress Semiconductor Corp. *                          663,688
   14,700    US     Digital Microwave Corp. *                              344,531
    8,200    FI     Elcoteq Network (Class A)                              125,556
    6,700    DE     ELMOS Semiconductor AG (144A)
                    *                                                      276,719
    4,100    UK     Filtronic PLC                                          139,026
    5,500    US     GlobeSpan Inc. *                                       358,188
   20,200    FI     JOT Automation Group Oyj                               188,223
    6,000    JP     Moritex Corp.                                          293,456
   12,400    FI     Perlos Oyj *                                           437,190
    1,800    JP     Tokyo Seimitsu Co. Ltd.                                290,521
                                                                      ------------
                                                                         4,108,181
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    TECHNOLOGY SERVICES                       33.0%
    7,500    US     Actuate Corp. *                                   $    321,562
    4,800    US     Allaire Corp. *                                        702,300
    4,200    JP     ARGOTECHNOS 21 Corp.                                   266,223
    3,300    US     Art Technology Group Inc. *                            422,812
    4,510    JP     Aucnet Inc.                                            270,432
    7,200    UK     Autonomy Corp. PLC *                                   349,200
    6,000    IS     BackWeb Technologies Ltd. *                            252,750
    3,100    UK     Baltimore Technologies PLC
                    (ADR) *                                                272,800
    3,600    US     BindView Development Corp. *                           178,875
   15,900    CA     Chapters Online Inc. (144A) *                          219,980
    1,280    CH     Distefora Holding AG *                                 311,117
    6,600    US     Exchange Applications Inc. *                           368,775
    1,650    CH     Fantastic Corp. (144A) *                               312,480
    2,400    SE     Framtidsfabriken AB                                    434,824
    2,400    DE     Freenet.de AG *                                        265,457
    6,900    SE     Icon Medialab International AB
                    *                                                      240,282
      800    IN     Infosys Technologies Ltd.
                    (ADR)                                                  264,000
    1,900    JP     Internet Initiative Japan Inc.
                    (ADR) *                                                184,656
    4,200    US     Mission Critical Software Inc.
                    *                                                      294,000
    1,900    JP     Nippon System Development                              276,925
    2,200    SG     Pacific Internet Ltd. *                                103,263
    4,100    UK     Psion PLC                                              172,127
   15,900    UK     Sports Internet Group PLC *                            177,149
    1,700    JP     Trans Cosmos Inc.                                      725,032
    2,500    JP     Trend Micro Inc.                                       630,930
    7,100    US     TSI International Software
                    Ltd. *                                                 402,037
                                                                      ------------
                                                                         8,419,988
                                                                      ------------
TELEMEDIA/SERVICES SECTOR                                     17.9%
                    BUSINESS SERVICES                          5.4%
      800    FR     Altran Technologies S.A.                               483,528
    1,200    DE     I-D Media AG *                                          74,342
   14,400    SE     Mandator AB                                            215,153
   14,000    US     Telescan Inc. *                                        345,625
   24,800    NL     Vedior N.V.                                            254,819
                                                                      ------------
                                                                         1,373,467
                                                                      ------------
                    COMMUNICATION SERVICES                     8.7%
   22,700    US     Allied Riser Communications
                    Corp. *                                                469,606
    1,800    US     High Speed Access Corp. *                               31,725
   14,200    US     Intermedia Communications of
                    Florida Inc. *                                         551,137
   14,500    IS     Partner Communications Co.
                    Ltd. (ADR) *                                           375,188
    4,600    US     SoftNet Systems Inc. *                                 115,575
    8,300    NL     Versatel Telecom International
                    N.V. *                                                 292,635
    9,500    US     Z-Tel Technologies Inc. *                              383,563
                                                                      ------------
                                                                         2,219,429
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    MEDIA                                      3.8%
    1,800    DE     EM.TV & Merchandising AG                          $    116,047
    4,600    US     Entercom Communications Corp.
                    *                                                      303,600
   10,400    UK     NDS Group PLC (ADR) *                                  317,200
   17,100    US     Tickets.com Inc. *                                     244,744
                                                                      ------------
                                                                           981,591
                                                                      ------------
TOTAL EQUITY INVESTMENTS (COST $18,044,379)                   95.8%     24,418,947
                                                                      ------------
SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         3.5%
  448,503    US     SSgA Money Market Fund                                 448,503
  448,503    US     SSgA U.S. Government Money
                    Market Fund                                            448,503
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS (COST $897,006)                   3.5%        897,006
                                                                      ------------

TOTAL INVESTMENTS (COST $18,941,385)**                        99.3%     25,315,953

                    OTHER ASSETS LESS LIABILITIES              0.7%        187,273
                                                                      ------------
                    NET ASSETS                               100.0%   $ 25,503,226
                                                                      ============

--------------------------------

*    Non-income producing security

ADR  American Depository Receipt

144A Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 December 31, 1999

Tax Information:

** For Federal income tax purposes, cost is $19,053,757 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $6,535,092
Unrealized depreciation                               (272,896)
                                                    ----------
Net unrealized appreciation                         $6,262,196
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1999 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Canada                            CA        0.9%                  0.9%
Denmark                           DK        2.2%                  2.2%
Finland                           FI        2.9%                  2.9%
France                            FR        2.4%                  2.4%
Germany                           DE        4.7%                  4.7%
Hong Kong                         HK        0.6%                  0.6%
Hungary                           HG        0.6%                  0.6%
India                             IN        1.0%                  1.0%
Israel                            IS        2.5%                  2.5%
Italy                             IT        0.6%                  0.6%
Japan                             JP       20.1%                 20.1%
Netherlands                       NL        2.2%                  2.2%
Norway                            NO        0.6%                  0.6%
Singapore                         SG        0.4%                  0.4%
Sweden                            SE        4.5%                  4.5%
Switzerland                       CH        3.4%                  3.4%
United Kingdom                    UK        6.1%                  6.1%
United States                     US       40.1%       4.2%      44.3%
                                         ------     ------      -----
  Total                                    95.8%       4.2%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Management's Performance Review

        An explosive fourth quarter capped a stunning year for technology-related stocks throughout the world, leaving virtually all other industries and sectors far behind. For the year ended December 31, 1999, the Dresdner RCM Global Technology Fund achieved total returns of 182.95% and 182.58% for the Class I and Class N shares, respectively. By comparison, the Lipper Science & Technology Index, the Fund's benchmark, returned 113.90% while the broad-based S&P 500 Index rose 21.04%.

MARKET REVIEW

        In the past three decades, Dresdner RCM has witnessed a variety of different market environments for technology, including many years when technology was out of favor. However, the Fund's portfolio managers viewed the 1999 market environment for technology as one of the brightest.

        Dresdner RCM believes this is because the Internet has proven to be the most profound change in the economy since the industrial revolution. The demand for wireless communications around the world continues to soar, particularly as global economies improve, while the capacity for semiconductors to compress data into smaller and smaller microchips has increased 100-fold in recent years. This confluence of Internet, communications and microchip power increasingly occurred in 1999.

        To reach the Internet's vast potential requires unprecedented connectivity bandwidth, which has not kept up with demand. Companies that can provide this bandwidth, through technologies such as fiber-optical networking, have enormous profit potential. A tremendous amount of equipment will be needed to handle that additional traffic, as well as semiconductor chips and storage capability, not to mention software for Web design or security for e-commerce transactions. The companies that can satisfy these demands will do well. Companies in more traditional industries such as advertising, broadcasting and financial services have also directly benefited from the tremendous growth in this new environment.

        To be sure, unprecedented opportunity has been met with unprecedented valuations. Stocks that sell at price-earnings ratios above 100 no longer raise many eyebrows. At the same time, baby boom investors see retirement over the horizon, and many believe that investing in technology is a way to achieve their financial goals. This demand is helping to drive up valuations, despite 1999's rising interest rate environment -- typically a negative for non-dividend paying long-duration assets such as technology stocks.

FACTORS AFFECTING PERFORMANCE

        A number of holdings in the portfolio experienced fantastic appreciation during 1999. JDS Uniphase, the largest optical networking component company in the world, has developed laser technology and packaging that plays an important role in the telecommunications industry's ability to increase the capacity of traffic carried over fiber-optic networks. QUALCOMM, the leader in digital wireless technology, soared on acknowledgement of its market leadership. Strong subscriber growth, higher-than-expected chip sales, higher than expected royalties, and divestiture of its handset business all contributed to the stock's appreciation. Additionally, as investors recognized wireless as an eventual platform for Internet access, QUALCOMM'S Code Division Multiple Access
(CDMA) technology was recognized as the leader in that market.

        The Fund's international exposure peaked in the third quarter and declined as the year drew to a close, primarily due to a decision to sell a number of holdings in Japan where it was believed that valuations had become overextended. However, technology continues to be the primary driver in the restructuring of the Japanese economy. Indeed, technology exposure outside the U.S. will continue to be a significant theme of the Fund. Both these points are illustrated by Yahoo! Japan, one of the first Internet portals in Japan, which is catching the Internet wave in that country in its infancy. The company continues to be an exciting story in terms of management's ability to learn from the U.S. experience with Internet commerce, retailing and advertising.

        Overall Dresdner RCM was able to successfully navigate the ups and downs of the domestic Internet sector during the year by being positioned in high growth companies. Examples of these types of companies are Exodus
Communications, an Internet-hosting provider;

 Dresdner RCM Global Technology Fund
 Management's Performance Review
and Freeserve, a U.K.-based portal company that provides free Internet access and a variety of U.K.-focused content.

        Within the computer memory storage management group, companies such as EMC, Network Appliance and VERITAS Software performed very well, all beneficiaries of the explosion in data traffic and the reduction in disk drive prices.

        Considering the Fund's performance in 1999, there were some disappointments. In a few instances, the Fund sold stocks too soon due to valuation concerns, only to watch them continue to appreciate. Another example of a disappointment in the portfolio was Tyco International, which underperformed as a result of questions surrounding the company's method of accounting for acquisitions. Yet, the company generates tremendous cash flow from strong business lines, and demonstrates solid fundamentals.

OUTLOOK

        While technology stocks continue to offer significant growth potential, they are trading at unprecedented valuations, a concern the Fund's portfolio managers struggle with every day. Fundamentals, rather than fear or exuberance, will continue to drive Dresdner RCM's investment decisions. In the search to uncover leading companies with great franchises positioned anywhere in the world, management will continue to stress the successful themes identified in the second half of 1999, including optical networking, storage management, wireless communications and Internet infrastructure.

 Dresdner RCM Global Technology Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 INVESTMENT (12/27/95-12/31/99) (D)(E)(F)  CLASS I SHARES     S&P 500      LIPPER SCIENCE
                                                                  STOCK INDEX(A)   & TECHNOLOGY
                                                                                  FUND INDEX(B)
12/95                                                    $10,000         $10,000         $10,000
12/95                                                    $10,040          $9,952         $10,023
1/96                                                     $10,370          $9,897         $10,364
2/96                                                     $10,660         $10,314         $10,460
3/96                                                     $10,620          $9,857         $10,561
4/96                                                     $11,580         $10,840         $10,717
5/96                                                     $11,930         $11,098         $10,993
6/96                                                     $11,380         $10,332         $11,035
7/96                                                     $10,270          $9,565         $10,547
8/96                                                     $10,770         $10,055         $10,770
9/96                                                     $11,870         $10,987         $11,376
10/96                                                    $11,700         $10,822         $11,690
11/96                                                    $12,770         $11,837         $12,573
12/96                                                    $12,692         $11,626         $12,324
1/97                                                     $13,689         $12,542         $13,095
2/97                                                     $12,359         $11,408         $13,197
3/97                                                     $11,564         $10,549         $12,654
4/97                                                     $11,715         $11,007         $13,410
5/97                                                     $13,447         $12,317         $14,226
6/97                                                     $13,860         $12,432         $14,864
7/97                                                     $15,694         $14,157         $16,047
8/97                                                     $15,764         $14,245         $15,148
9/97                                                     $17,094         $14,849         $15,978
10/97                                                    $15,986         $13,279         $15,445
11/97                                                    $15,754         $13,166         $16,160
12/97                                                    $16,129         $12,537         $12,578
1/98                                                     $15,976         $12,759         $12,801
2/98                                                     $17,837         $14,277         $14,324
3/98                                                     $18,838         $14,394         $14,442
4/98                                                     $20,452         $15,012         $15,061
5/98                                                     $19,227         $13,911         $13,957
6/98                                                     $21,065         $14,727         $14,775
7/98                                                     $20,441         $14,588         $14,636
8/98                                                     $17,095         $11,850         $11,889
9/98                                                     $17,790         $13,248         $13,292
10/98                                                    $19,463         $14,259         $14,306
11/98                                                    $22,055         $15,858         $15,910
12/98                                                    $25,891         $18,423         $18,484
1/99                                                     $29,859         $22,018         $20,877
2/99                                                     $26,956         $21,333         $18,698
3/99                                                     $30,210         $22,186         $20,603
4/99                                                     $31,807         $23,045         $20,861
5/99                                                     $30,634         $22,501         $20,831
6/99                                                     $34,166         $23,750         $23,538
7/99                                                     $34,765         $23,009         $23,530
8/99                                                     $37,103         $22,894         $24,825
9/99                                                     $40,043         $22,267         $25,162
10/99                                                    $46,141         $23,676         $27,812
11/99                                                    $56,565         $24,157         $31,936
12/99                                                    $73,499         $25,580         $39,537

PERFORMANCE(c)
DECEMBER 31, 1999

                                                             CUMULATIVE
                                                    SINCE      SINCE
GLOBAL TECHNOLOGY FUND          1 YEAR   3 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total Return(d)  182.95%  79.58%    64.43%     634.99%
Class N
Average Annual Total Return(e)  182.58%  79.50%    64.38%     634.06%
Lipper Science & Technology
Fund Index
Average Annual Total Return(b)  113.90%  50.22%    40.88%     295.37%
S&P 500 Stock Index
Average Annual Total Return(a)   21.04%  27.56%    26.39%     155.80%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) The Lipper Science & Technology Fund Index is an equally weighted index of the 10 largest U.S. science and technology mutual funds.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  The Class I shares commenced operations on December 27, 1995.
(e) Class N shares were first issued on January 20, 1999, and pay Rule 12b-1 fees, Class N returns through December 31, 1998 are based on Class I returns, and would have been lower if Rule 12b-1 fees had been paid.
(f) The value of a $10,000 investment for Class N is $73,406 for the period from 12/27/95 - 12/31/99. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
CYCLICAL/CAPITAL GOODS SECTOR                                  1.6%
                    INDUSTRIAL EQUIPMENT                       1.6%
  111,600    BH     Tyco International Ltd.                           $  4,338,450
INTEREST-SENSITIVE SECTOR                                      1.3%
                    INSURANCE                                  1.3%
  144,000    US     InsWeb Corp. *                                       3,681,000
TECHNOLOGY SECTOR                                             87.0%
                    COMPUTERS/OFFICE EQUIPMENT                 4.5%
   22,000    US     Comverse Technology Inc. *                           3,184,500
   34,000    US     E M C Corp. *                                        3,714,500
   75,800    JP     NEC Corp.                                            1,805,468
   48,000    US     Network Appliance Inc. *                             3,987,000
                                                                      ------------
                                                                        12,691,468
                                                                      ------------
                    ELECTRONICS/NEW TECHNOLOGY                38.6%
   23,600    US     Applied Materials Inc. *                             2,989,825
   24,000    NL     ASM Lithography Holding N.V.
                    (ADR) *                                              2,730,000
   10,000    US     Brocade Communications Systems
                    Inc. *                                               1,770,000
   68,900    US     Carrier Access Corp. *                               4,637,831
   23,000    US     CellPoint Inc. *                                     1,081,000
   54,000    US     CIENA Corp. *                                        3,105,000
   20,500    US     Cisco Systems Inc. *                                 2,196,062
   20,000    US     Corning Inc.                                         2,578,750
   32,000    US     E-Tek Dynamics Inc. *                                4,308,000
   36,000    DE     Epcos AG (ADR) *                                     2,688,750
   36,000    SE     Ericsson (LM)
                    Telefonaktiebolaget (ADR)                            2,364,750
   33,000    US     Finisar Corp. *                                      2,965,875
  263,400    JP     Furukawa Electric Co. Ltd.                           3,993,642
   80,000    US     GlobeSpan Inc. *                                     5,210,000
   80,000    US     JDS Uniphase Corp. *                                12,905,000
    8,100    US     Juniper Networks Inc. *                              2,754,000
   32,000    US     KLA-Tencor Corp. *                                   3,564,000
   15,000    US     Lucent Technologies Inc.                             1,122,188
   56,000    US     Maxim Integrated Products Inc.
                    *                                                    2,642,500
   50,000    US     Microchip Technology Inc. *                          3,421,875
   28,000    JP     Moritex Corp.                                        1,369,461
   31,000    US     Motorola Inc.                                        4,564,750
   30,000    FI     Nokia Corp. (ADR)                                    5,700,000
   46,000    CA     Nortel Networks Corp.                                4,646,000
    7,800    US     Optical Coating Laboratory
                    Inc.                                                 2,308,800
   43,400    US     QUALCOMM Inc. *                                      7,643,825
   20,000    US     SDL Inc. *                                           4,360,000
   14,400    FR     STMicroelectronics N.V. (NY
                    Registered Shares)                                   2,180,700

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    ELECTRONICS/NEW TECHNOLOGY
                    (CONTINUED)
   68,000    US     Vitesse Semiconductor Corp. *                     $  3,565,750
   60,000    US     Xilinx Inc. *                                        2,728,125
                                                                      ------------
                                                                       108,096,459
                                                                      ------------
                    TECHNOLOGY SERVICES                       43.9%
   56,900    IS     Aladdin Knowledge Systems *                            967,300
   21,700    US     Amazon.com Inc. *                                    1,651,913
   45,000    US     America Online Inc. *                                3,394,687
   32,000    US     Art Technology Group Inc. *                          4,100,000
   38,000    UK     Baltimore Technologies PLC *                         3,129,289
   71,000    US     BEA Systems Inc. *                                   4,965,562
   44,000    US     BMC Software Inc. *                                  3,517,250
   44,000    IS     Check Point Software
                    Technologies Ltd. *                                  8,745,000
   33,000    UK     CMG PLC                                              2,420,742
   52,000    US     Critical Path Inc. *                                 4,907,500
    7,520    US     DoubleClick Inc. *                                   1,903,030
   14,000    US     E.piphany Inc. *                                     3,123,750
   25,000    US     eBay Inc. *                                          3,129,687
   26,000    US     Electronic Arts Inc. *                               2,184,000
   40,000    US     Exodus Communications Inc. *                         3,552,500
   15,200    SE     Framtidsfabriken AB                                  2,753,882
    6,700    US     FreeMarkets Inc. *                                   2,286,794
   56,000    UK     Freeserve PLC (ADR) *                                5,152,000
   16,400    US     I2 Technologies Inc. *                               3,198,000
    4,200    SE     Information Highway AB *                               696,706
   60,030    US     Intuit *                                             3,598,048
   62,000    US     Knight/Trimark Group Inc.
                    (Class A) *                                          2,852,000
   68,400    UK     Logica PLC *                                         1,767,128
   18,280    US     Macromedia Inc. *                                    1,336,725
   21,000    US     Mercury Interactive Corp. *                          2,266,688
   14,550    US     Microsoft Corp. *                                    1,698,713
   19,000    US     Mission Critical Software Inc.
                    *                                                    1,330,000
   24,000    US     Network Solutions Inc. *                             5,221,500
   22,000    US     Peregrine Systems Inc. *                             1,852,125
   14,200    US     RealNetworks Inc. *                                  1,708,438
   37,000    US     Siebel Systems Inc. *                                3,108,000
       10    JP     Softbank Corp.                                           9,567
   28,000    FR     Transiciel S.A.                                      3,381,874
   56,700    US     USWeb Corp. *                                        2,519,606
   20,000    US     VeriSign Inc. *                                      3,818,750
   48,000    US     VERITAS Software Corp. *                             6,870,000

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    TECHNOLOGY SERVICES
                    (CONTINUED)
        8    JP     Yahoo (Japan) Inc. *                              $  7,152,500
   15,600    US     Yahoo Inc. *                                         6,749,925
                                                                      ------------
                                                                       123,021,179
                                                                      ------------
TELEMEDIA/SERVICES SECTOR                                      2.3%
                    BUSINESS SERVICES                          1.0%
    4,400    FR     Altran Technologies S.A.                             2,659,403
                    COMMUNICATION SERVICES                     1.3%
    7,200    DE     Mannesmann AG                                        1,737,074
   19,600    US     Nextel Communications Inc. *                         2,021,250
                                                                      ------------
                                                                         3,758,324
                                                                      ------------
TOTAL EQUITY INVESTMENTS (COST $151,623,953)                  92.2%    258,246,283
                                                                      ------------
SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         6.9%
9,695,035    US     SSgA Money Market Fund                               9,695,035
9,695,035    US     SSgA U.S. Government Money
                    Market Fund                                          9,695,035
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS (COST $19,390,070)                6.9%     19,390,070
                                                                      ------------

TOTAL INVESTMENTS (COST $171,014,023) **                      99.1%    277,636,353

                    OTHER ASSETS LESS LIABILITIES              0.9%      2,590,197
                                                                      ------------
                    NET ASSETS                               100.0%   $280,226,550
                                                                      ============

--------------------------------

*    Non-income producing security

ADR  American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 December 31, 1999

Tax Information:

** For Federal income tax purposes, cost is $171,721,618 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $107,750,545
Unrealized depreciation                               (1,835,810)
                                                    ------------
Net unrealized appreciation                         $105,914,735
                                                    ============

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1999 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        1.6%                  1.6%
Canada                            CA        1.7%                  1.7%
Finland                           FI        2.0%                  2.0%
France                            FR        2.9%                  2.9%
Germany                           DE        1.6%                  1.6%
Israel                            IS        3.5%                  3.5%
Japan                             JP        5.1%                  5.1%
Netherlands                       NL        1.0%                  1.0%
Sweden                            SE        2.1%                  2.1%
United Kingdom                    UK        4.5%                  4.5%
United States                     US       66.2%       7.8%      74.0%
                                         ------     ------      -----
  Total                                    92.2%       7.8%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
 Management's Performance Review

        A reduced emphasis on pharmaceutical stocks and an increased focus on biotechnology companies specializing in therapeutics and genomics energized the Dresdner RCM Global Health Care Fund toward the end of 1999. For the year ended December 31, 1999, the Dresdner RCM Global Health Care Fund returned 28.74%, significantly outperforming its benchmark, the Russell Midcap Health Care Index, which returned -13.48%.

MARKET REVIEW

        The most exciting part of biotechnology today is the genomics sector -- biotech companies that specialize in the information behind genetics. To illustrate its potential, consider the usual method of diagnosing and treating breast cancer. A woman typically sees a doctor after discovering a lump on her breast. Under the best-case scenario, she enters the health care system and the cancer is removed. In all likelihood, she was genetically programmed to develop cancer ever since birth. Current diagnostic techniques are finding the disease very late, making it difficult to treat successfully. The potential of genomics is to discern the general susceptibility that people have to certain diseases, and develop treatments early in life.

        While the major pharmaceutical companies are vulnerable to congressional action on Medicare, the therapeutic biotechnology companies are more insulated. One reason is that biotech companies typically have more drugs in development than they have on the market. If the federal government acts as anticipated, drugs currently available on the market would have to be re-priced downward, whereas research in the pipeline could be shifted away from targeted products. In addition, biotechnology drugs on the market tend to serve specialty niches that are not as likely to be on the radar screen of Medicare reform.

FACTORS AFFECTING PERFORMANCE

        Two types of stocks, genomics and Internet-based companies, provided much of the Fund's total return for the year. For example, SciQuest is a Web-based interactive marketplace for scientific and laboratory products used by drug companies and research scientists. The stock went public in November 1999 at $16 and reached $79.50 by December 31, 1999. In the genomics area, Maxygen uses its proprietary technologies to mimic the natural process of evolution, bringing together advances in molecular biology and classical breeding. The company went public at $16 in mid-December 1999, ending the year at $71.

        The Fund's investment in Amgen has been particularly rewarding during 1999, up nearly 130% for the year. Its robust performance historically has been driven by Epogen, the company's flagship product which generates red blood cell growth. Dresdner RCM believed the stock was fully valued for the growth of that single drug. However, by mid-year Amgen shifted from a mature company back to a development stage investment story with several new drugs for the treatment of prostate cancer, rheumatoid arthritis and a kidney disorder. Dresdner RCM's Grassroots-SM- Research division surveyed a select group of kidney doctors and asked them how new guidelines from the National Kidney Foundation regarding red blood cells would affect their utilitization of Amgen's new therapy. The survey found that utilization was going to be significantly higher than Wall Street anticipated. As a result, Dresdner RCM was able to anticipate upside surprises in Amgen's financial performance.

        Another excellent performer during the year was Genentech, a company that was spun off by Roche Holdings in July 1999. Based on Dresdner RCM's valuation analyses, the stock appeared inexpensive given the earnings potential of Herceptin (their breast cancer drug), Rituxan (for lymphoma), as well as other products for heart attack and asthma victims. A New England Journal of Medicine editorial said that Genentech's asthma drug was the first major step that has been taken in 40 years to treat the disease. Like Amgen, Genentech is becoming a core holding of the Fund, up 70% since the Fund's purchase.

        The large cap pharmaceutical companies, such as Glaxo-Wellcome, have underperformed due to the Medicare issue, and positions in these firms have been reduced in the portfolio. In addition to pharmaceutical companies, a disappointing performer included Guidant, a maker of implantable cardiac devices. FDA approval of the company's products has been delayed, causing the stock to underperform. Once the FDA approves the products, and there is no reason to think that it won't, the stock price should accelerate.

 Dresdner RCM Global Health Care Fund
 Management's Performance Review

OUTLOOK

        Dresdner RCM believes that pharmaceutical stocks are likely to remain weak over the next few quarters while Congress debates Medicare reform in a presidential election year. To bolster his legacy, President Clinton is anxious to broaden Medicare coverage to include prescription drugs. At a minimum, there is likely to be some examination regarding drug pricing and the tax advantages that pharmaceutical companies enjoy. Meanwhile, the Federal Trade Commission is examining certain business relationships with selected customers involving significant rebates. For these reasons, pharmaceuticals appear unattractive at least through the first quarter of 2000. In addition, the portfolio will likely avoid health maintenance organizations and drug distributors.

        Dresdner RCM believes that therapeutic biotechnology companies, such as Amgen, Genentech and IDEC Pharmaceuticals, will be insulated from the Medicare debate, as these companies are addressing very unique therapeutic areas. Because these companies are so R&D intensive, investors are looking at their product pipelines rather than the products that they are currently marketing. Dresdner RCM's expectation is that these companies, and companies like them, will modestly outperform the overall stock market.

        Among the most attractive investments, in Dresdner RCM's view, are the genomics companies, which are likely to enjoy enormous price-earnings multiple expansion based on their potential discoveries. In addition, companies that are using the Internet to make the health care industry more efficient are also likely to do extremely well.

 Dresdner RCM Global Health Care Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RCM GLOBAL HEALTH CARE FUND
Performance Benchmark Data
As of 6/30/97
$10,000 Investment (12/31/96-12/31/99) (d)
                                            Class N Shares  Russell Midcap Health Care Index (b)  S&P 500 Stock Index (a)
1/1/01                                             $10,000                               $10,000                  $10,000
2/1/01                                             $10,700                               $10,353                  $10,625
3/1/01                                             $10,650                               $10,552                  $10,708
4/1/01                                              $9,910                                $9,637                  $10,268
5/1/01                                             $10,050                                $9,786                  $10,881
6/1/01                                             $11,140                               $10,712                  $11,544
7/1/01                                             $11,660                               $11,201                  $12,061
8/1/01                                             $11,990                               $11,904                  $13,021
9/1/01                                             $11,790                               $11,739                  $12,292
10/1/01                                            $13,110                               $12,373                  $12,965
11/1/01                                            $12,910                               $11,644                  $12,532
12/1/01                                            $13,110                               $11,886                  $13,113
1/1/02                                             $13,000                               $11,920                  $13,338
2/1/02                                             $13,189                               $11,938                  $13,486
3/1/02                                             $14,060                               $13,012                  $14,458
4/1/02                                             $14,584                               $13,725                  $15,199
5/1/02                                             $14,897                               $14,044                  $15,352
6/1/02                                             $14,261                               $13,805                  $15,088
7/1/02                                             $14,295                               $14,337                  $15,701
8/1/02                                             $14,216                               $13,961                  $15,533
9/1/02                                             $12,241                               $11,459                  $13,287
10/1/02                                            $13,659                               $13,170                  $14,139
11/1/02                                            $14,004                               $13,869                  $15,288
12/1/02                                            $15,109                               $14,571                  $16,215
1/1/03                                             $16,324                               $15,903                  $17,148
2/1/03                                             $16,482                               $15,117                  $17,865
3/1/03                                             $16,056                               $14,398                  $17,310
4/1/03                                             $15,813                               $14,287                  $18,002
5/1/03                                             $15,059                               $13,244                  $18,699
6/1/03                                             $14,937                               $13,466                  $18,257
7/1/03                                             $15,874                               $13,772                  $19,271
8/1/03                                             $15,777                               $13,446                  $18,670
9/1/03                                             $16,117                               $13,300                  $18,577
10/1/03                                            $15,071                               $11,845                  $18,068
11/1/03                                            $16,056                               $11,925                  $19,211
12/1/03                                            $17,334                               $12,625                  $19,601
1/1/04                                             $21,013                               $13,759                  $20,756
Source: Performance Measurement

PERFORMANCE(c)
DECEMBER 31, 1999

                                                                     CUMULATIVE
                                                            SINCE      SINCE
GLOBAL HEALTH CARE FUND             1 YEAR       3 YEARS  INCEPTION  INCEPTION
Class N
Average Annual Total Return(d)           28.74%  28.09%    28.09%     110.15%
S&P 500 Stock Index
Average Annual Total Return(a)           21.04%  27.56%    27.56%     107.56%
Russell Midcap Health Care
Index
Average Annual Total Return(b)          -13.48%  11.22%    11.22%      37.59%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) The Russell Midcap Health Care Index is composed of all medium and medium/small health care companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  The Class N shares commenced operations on December 31, 1996.

 Dresdner RCM Global Health Care Fund
 Portfolio of Investments
 December 31, 1999

                                                        % OF        MARKET VALUE
SHARES   COUNTRY                                     NET ASSETS       (NOTE 1)

--------------------------------------------------------------------------------
EQUITY INVESTMENTS
HEALTH CARE SECTOR                                          97.0%
                  DRUGS AND HOSPITAL SUPPLIES               70.4%
  1,100    US     Affymetrix Inc. *                                  $  186,656
  4,100    US     Amgen Inc. *                                          246,256
  6,800    US     BioCryst Pharmaceuticals Inc.
                  *                                                     200,600
  4,000    US     Biomet Inc.                                           160,000
  3,500    US     Enzon Inc. *                                          151,813
  1,000    US     Genentech Inc. *                                      134,500
  3,100    UK     Glaxo Wellcome PLC (ADR)                              173,212
 10,400    US     Guidant Corp. *                                       488,800
  1,800    US     IDEC Pharmaceuticals Corp. *                          176,850
  3,700    US     INAMED Corp. *                                        162,337
  6,100    US     Inhale Therapeutic Systems
                  Inc. *                                                259,631
  3,150    US     Johnson & Johnson                                     293,344
  3,000    US     Maxygen Inc. *                                        213,000
  1,726    US     Merck & Co. Inc.                                      115,750
  2,100    US     PE Biosystems Group                                   252,656
  5,100    US     Pfizer Inc.                                           165,431
  1,200    US     Pharmacia & Upjohn Inc.                                54,000
  3,600    CA     QLT PhotoTherapeutics Inc. *                          211,500
  3,700    US     Schering-Plough Corp.                                 156,094
    600    US     Sepracor Inc. *                                        59,513
  5,300    US     Titan Pharmaceuticals Inc. *                          100,700
  7,000    US     Vertex Pharmaceuticals Inc. *                         245,000
  1,400    US     Warner Lambert Co.                                    114,713
  1,900    US     Waters Corp. *                                        100,700
                                                                     ----------
                                                                      4,423,056
                                                                     ----------
                  HEALTH CARE SERVICES                      26.6%
  6,900    US     Allscripts Inc. *                                     303,600
  1,900    US     CareInsite Inc. *                                     152,950
  2,600    US     IMS Health Inc.                                        70,688
 19,700    US     MedicaLogic Inc. *                                    413,700
 17,500    US     Medscape Inc.                                         175,000
  7,000    US     SciQuest.com Inc. *                                   556,500
                                                                     ----------
                                                                      1,672,438
                                                                     ----------
TOTAL EQUITY INVESTMENTS (COST $4,934,602)                  97.0%     6,095,494
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
 Portfolio of Investments
 December 31, 1999

                                                        % OF        MARKET VALUE
SHARES   COUNTRY                                     NET ASSETS       (NOTE 1)

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
                  MONEY MARKET FUNDS                         3.0%
 93,647    US     SSgA Money Market Fund                             $   93,647
 93,647    US     SSgA U.S. Government Money
                  Market Fund                                            93,647
                                                                     ----------
TOTAL SHORT-TERM INVESTMENTS (COST $187,294)                 3.0%       187,294
                                                                     ----------

TOTAL INVESTMENTS (COST $5,121,896)**                      100.0%     6,282,788

                  OTHER ASSETS LESS LIABILITIES              0.0%           990
                                                                     ----------
                  NET ASSETS                               100.0%    $6,283,778
                                                                     ==========

--------------------------------

*    Non-income producing security

ADR  American Depository Receipt

Tax Information:

** For Federal income tax purposes, cost is $5,167,925 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $1,303,375
Unrealized depreciation                               (188,512)
                                                    ----------
Net unrealized appreciation                         $1,114,863
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1999 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Canada                            CA        3.4%                  3.4%
United Kingdom                    UK        2.7%                  2.7%
United States                     US       90.9%       3.0%      93.9%
                                         ------     ------      -----
  Total                                    97.0%       3.0%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Equity Fund
 Management's Performance Review

        A focus on Japan and a continuing overweight in technology and telecommunications caused the Dresdner RCM International Equity Fund to significantly outperform its benchmarks during 1999. For the year ended December 31, 1999, the Fund achieved total returns of 60.66% and 60.35% for Class I and Class N shares, respectively. That compares favorably to the portfolio's primary benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE), which returned 27.31%. For the five years ending 12/31/99, the Fund achieved an average annual return of 24.87% and 24.82% for Class I and Class N shares, respectively, nearly doubling the return of the benchmark at 13.15%. The Fund performed in the top quarter of all funds in the Lipper International Fund Universe for the 1-, 2-, 3- and 5-year periods ending December 31, 1999.

MARKET REVIEW

        After being dormant for nearly a decade, the Japanese stock market surged forward in 1999, as investors became convinced that widespread corporate restructuring was finally taking place. A series of fiscal stimulus packages proposed by the Japanese government were not the catalyst. Instead, blue-chip companies such as Sony began to announce reductions in their labor force and that many subsidiaries would be consolidated into a single, efficient entity. These were the true indicators that corporate management would increasingly focus on the interests of shareholders. The improved business climate caused investment flows to accelerate into Japan, boosting the yen against the U.S. dollar.

        Europe began 1999 on a historic note: launching the euro in place of 11 local currencies. However, the initial euphoria quickly wore off and the euro soon weakened, partly because economic growth in Europe paled compared to the surging U.S economy. In addition, the European Central Bank (ECB) was unable to significantly lower interest rates to stimulate growth where it was needed, particularly in Germany, for fear of igniting inflation in fast-growing peripheral markets such as Italy, Portugal and Spain. Moreover, the ECB was reluctant to lower interest rates because it would exacerbate the euro's weakness. Still, cross-border merger and acquisition activity strengthened during 1999, as corporate managements showed their concern to enhance shareholder value. The new climate was typified by U.K.-based Vodafone AirTouch PLC's hostile bid to purchase Mannesmann AG of Germany, and by Olivetti's hostile acquisition of Telecom Italia, transactions that would not have taken place prior to the European Monetary Union.

        During 1999 and especially the fourth quarter, the "new economy" theme of Internet-driven productivity that allows growth without inflation also became very apparent throughout international markets. Indeed, new economy stocks in technology and telecommunications drove many international equity markets such as Japan and the rest of Asia to actually outperform the Standard & Poor's 500 Index, reinforcing the benefits to shareholders of geographic diversification.

FACTORS AFFECTING PERFORMANCE

        Early in 1999, Dresdner RCM made an important shift in direction that had a major impact on performance for the year. Up until that point, the Fund's exposure to Japan was very low, because the government seemed unable to implement a meaningful reform package aimed at rehabilitating the country's banks. In late 1998, the stock market in Japan was showing signs of strength, particularly in the small-cap technology sector. At first, it was unclear whether this was the beginning of a real recovery, or simply more volatility. By the first quarter, however, it became apparent that a cultural shift was taking place in Japan, in which shareholder interests were being elevated. Meanwhile, the Fund's bottom-up stock selection process was uncovering more and more companies with solid earnings prospects brought about by corporate restructuring.

        The bulk of the Fund's Japanese commitment was to technology companies, many of which have long been global leaders. Dresdner RCM's Grassroots-SM-Research surveys of Japanese consumers indicated that Internet penetration in Japan was far short of that in the U.S., but the gap was likely to close. Meanwhile, the U.S. experience had not been factored into the valuation of Internet companies such as Softbank and Yahoo! Japan, and thus the stocks were attractively priced. In addition, the Fund's heavy emphasis on telecommunications stocks was very advantageous to performance. NTT DoCoMo, a Japanese cellular provider and one of the

 Dresdner RCM International Equity Fund
 Management's Performance Review
Fund's largest holdings, was the first company to launch phones that can access the Internet. To take advantage of the improving Japanese economy and awakened stock market, some investments were made in specialty financial services, such as Daiwa Securities Group. By emphasizing Japan, the Fund also benefited from the strengthening of the yen during the year.

        In emerging markets, the Fund achieved excellent performance from Samsung Electronics and Korea Telecom, two Korean companies benefiting from the rebound in Asia's economies. Within Singapore, DBS Group Holdings, which includes the Development Bank of Singapore, performed well due to a resurgence of the Singapore economy while Taiwan Semiconductor Manufacturing Co. Ltd. performed very well in the fourth quarter, when the bulk of the Fund's superior performance took place.

        Other positive factors impacting the portfolio include a general underweight in financial services outside of Asia and a lower-than-average holding in health care. Although interest rates did not rise evenly throughout the world, the U.S. environment of steadily rising rates set a negative tone for financial services stocks as a whole. Similarly, the difficult environment encountered by pharmaceutical stocks in the U.S. adversely affected pharmaceutical stocks in Europe.

OUTLOOK

        As technology and telecommunications stocks have soared, the Fund has taken some profits and made allocations to more cyclical and energy-sensitive companies that typically would benefit from faster economic growth. For instance, a new law expected to pass in Germany reduces the tax burden on banks that sell certain industrial holdings, which makes German banks more attractive. Among the broad themes being viewed, management believes the euro is likely to stabilize, improving dollar-denominated returns for investors. Japan's markets should continue to offer opportunity, particularly in companies poised to benefit from recovery in domestic demand. Two examples are Sumitomo Corp. and Kawasaki Steel, which should benefit from firming steel prices and an economic recovery in Japan. Finally, and despite their recent appreciation, technology and telecommunications stocks continue to have a bright outlook.

 Dresdner RCM International Growth Equity Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERFORMANCE FROM COMMENCEMENT OF OPERATIONS  CLASS I SHARES  MSCI-EAFE (A)  MSCI-ACWI (B)
12/28/1994                                      $10,000         $10,000        $10,000
                                                     $9,555         $9,629         $9,617
                                                     $9,577         $9,576         $9,592
3/31/1995                                           $10,054        $10,117        $10,193
                                                    $10,492        $10,512        $10,579
                                                    $10,564        $10,466        $10,455
6/30/1995                                           $10,847        $10,321        $10,275
                                                    $11,570        $10,907        $10,917
                                                    $11,420        $10,529        $10,503
9/30/1995                                           $11,665        $10,709        $10,711
                                                    $11,489        $10,423        $10,426
                                                    $11,522        $10,668        $10,719
12/31/1995                                          $11,799        $11,089        $11,153
                                                    $12,126        $11,241        $11,201
                                                    $12,271        $11,241        $11,241
3/31/1996                                           $12,648        $11,450        $11,483
                                                    $13,096        $11,797        $11,820
                                                    $13,263        $11,620        $11,604
6/30/1996                                           $13,353        $11,680        $11,673
                                                    $12,822        $11,292        $11,334
                                                    $13,108        $11,358        $11,362
9/30/1996                                           $13,404        $11,640        $11,666
                                                    $13,302        $11,524        $11,549
                                                    $13,864        $11,969        $12,011
12/31/1996                                          $14,078        $11,830        $11,860
                                                    $14,355        $11,612        $11,447
                                                    $14,477        $11,825        $11,637
3/31/1997                                           $14,410        $11,800        $11,683
                                                    $14,654        $11,899        $11,747
                                                    $15,606        $12,634        $12,514
6/30/1997                                           $16,502        $13,332        $13,207
                                                    $17,509        $13,601        $13,424
                                                    $16,292        $12,530        $12,424
9/30/1997                                           $17,620        $13,208        $13,122
                                                    $16,458        $12,084        $12,117
                                                    $16,414        $11,933        $11,996
12/31/1997                                          $16,603        $12,070        $12,104
                                                    $17,063        $12,431        $12,661
                                                    $17,924        $13,261        $13,476
3/31/1998                                           $18,602        $13,719        $13,894
                                                    $18,954        $13,818        $14,006
                                                    $19,063        $13,568        $13,942
6/30/1998                                           $19,123        $13,517        $14,050
                                                    $19,754        $13,645        $14,197
                                                    $17,063        $11,721        $12,440
9/30/1998                                           $16,033        $11,474        $12,062
                                                    $16,869        $12,675        $13,323
                                                    $17,730        $13,356        $14,009
12/31/1998                                          $18,895        $13,816        $14,565
1/31/1999                                           $19,223        $13,801        $14,526
2/28/1999                                           $18,429        $13,492        $14,183
3/31/1999                                           $18,832        $14,144        $14,779
4/30/1999                                           $19,160        $14,851        $15,380
5/31/1999                                           $18,290        $14,153        $14,591
6/30/1999                                           $19,804        $14,804        $15,163
7/31/1999                                           $20,836        $15,152        $15,619
8/31/1999                                           $21,050        $15,205        $15,680
9/30/1999                                           $21,479        $15,308        $15,842
10/31/1999                                          $23,232        $15,878        $16,439
11/30/1999                                          $26,524        $16,513        $17,014
12/31/1999                                          $30,357        $18,088        $18,541
PERFORMANCE FROM FIRST PUBLIC OFFERING
                                             Class I Shares  MSCI-EAFE (a)  MSCI-ACWI (b)
5/22/95                                             $10,000        $10,000        $10,000
                                                    $10,117         $9,992        $10,111
                                                    $10,233         $9,984        $10,222
6/30/95                                             $10,508         $9,811        $10,081
                                                    $11,208        $10,424        $10,654
                                                    $11,063        $10,029        $10,284
9/30/95                                             $11,300        $10,228        $10,460
                                                    $11,130         $9,956        $10,180
                                                    $11,161        $10,236        $10,420
12/31/95                                            $11,430        $10,650        $10,831
                                                    $11,747        $10,696        $10,980
                                                    $11,887        $10,735        $10,980
3/31/1996                                           $12,254        $10,965        $11,184
                                                    $12,686        $11,287        $11,523
                                                    $12,848        $11,081        $11,350
6/30/1996                                           $12,935        $11,147        $11,408
                                                    $12,421        $10,823        $11,029
                                                    $12,698        $10,849        $11,094
9/30/1996                                           $12,985        $11,140        $11,369
                                                    $12,886        $11,029        $11,256
                                                    $13,430        $11,470        $11,690
12/31/1996                                          $13,638        $11,325        $11,554
                                                    $13,906        $10,931        $11,342
                                                    $14,024        $11,113        $11,549
3/31/1997                                           $13,959        $11,156        $11,525
                                                    $14,195        $11,217        $11,622
                                                    $15,117        $11,950        $12,340
6/30/1997                                           $15,986        $12,612        $13,021
                                                    $16,961        $12,819        $13,284
                                                    $15,782        $11,864        $12,239
9/30/1997                                           $17,069        $12,530        $12,901
                                                    $15,943        $11,571        $11,803
                                                    $15,900        $11,455        $11,656
12/31/1997                                          $16,083        $11,558        $11,790
                                                    $16,529        $12,090        $12,142
                                                    $17,363        $12,868        $12,952
3/31/1998                                           $18,020        $13,267        $13,400
                                                    $18,361        $13,375        $13,497
                                                    $18,466        $13,313        $13,252
6/30/1998                                           $18,525        $13,417        $13,202
                                                    $19,136        $13,556        $13,327
                                                    $16,529        $11,879        $11,448
9/30/1998                                           $15,532        $11,518        $11,207
                                                    $16,342        $12,722        $12,380
                                                    $17,175        $13,377        $13,045
12/31/1998                                          $18,304        $13,908        $13,495
1/31/1999                                           $18,622        $13,871        $13,480
2/28/1999                                           $17,852        $13,543        $13,178
3/31/1999                                           $18,243        $14,112        $13,815
4/30/1999                                           $18,561        $14,687        $14,580
5/31/1999                                           $17,718        $13,933        $13,790
6/30/1999                                           $19,184        $14,479        $14,459
7/31/1999                                           $20,186        $15,619        $14,799
8/31/1999                                           $20,394        $15,679        $14,851
9/30/1999                                           $20,809        $15,841        $14,952
10/31/1999                                          $22,508        $16,438        $15,508
11/30/1999                                          $25,697        $17,014        $16,129
12/31/1999                                          $29,407        $18,543        $17,667

PERFORMANCE(c)
DECEMBER 31, 1999

INTERNATIONAL                                             LIFE OF FUND             LIFE OF FUND
GROWTH EQUITY                                           ANNUALIZED SINCE         CUMULATIVE SINCE
FUND                       1 YEAR  3 YEARS  5 YEARS  12/28/94(D)  5/22/95(D)  12/28/94(D)  5/22/95(D)
Class I
Average Annual Total
Return(d)                  60.66%  29.19%   24.87%      24.82%      26.38%      203.57%     194.07%
Class N
Average Annual Total
Return(e)                  60.35%  29.11%   24.82%      24.77%      26.32%      202.97%     193.50%
MSCI-EAFE Index
Average Annual Total
Return(a)                  27.31%  16.06%   13.15%      12.56%      14.42%       80.88%      85.43%
MSCI-ACWI
Average Annual Total
Return(b)                  30.92%  15.21%   12.39%      13.12%      13.22%       85.41%      76.67%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The MSCI-EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia, and the Far East. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
(b) The MSCI-ACWI Index is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries excluding the United States. Stock selection excludes securities which are not purchasable by foreigners. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

 Dresdner RCM International Growth Equity Fund
 Total Return Index Comparison(c)
(d) The Class I shares were registered for offer and sale under the Securities Act of 1933 on May 22, 1995. In accordance with SEC regulations, performance information is provided for the period beginning on May 22, 1995 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on December 28, 1994 ("Commencement of Operations").
(e) Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through December 31, 1998 are based on Class I returns, and would have been lower if Rule 12b-1 fees had been paid.
(f) The growth of a $10,000 investment for the Class N is $30,295 and $29,350 for the Fund from December 28, 1994 to December 31, 1999 and from
     May 22,1995 to December 31, 1999, respectively. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
CONSUMER DURABLES SECTOR                                       4.5%
                    AUTOMOTIVE RELATED                         0.5%
      502    DE     Porsche AG (Non-Voting
                    Preferred Shares)                                 $  1,375,475
                    CONSUMER DURABLES                          4.0%
    7,100    JP     Funai Electric Co. Ltd.                              4,180,965
   22,400    JP     Sony Corp.                                           6,639,147
    2,500    JP     Sony Corp. (ADR)                                       711,875
                                                                      ------------
                                                                        11,531,987
                                                                      ------------
CONSUMER NON-DURABLES SECTOR                                   3.7%
                    BEVERAGE/TOBACCO                           0.1%
   43,679    UK     Imperial Tobacco Group PLC                             359,695
                    FOOD/FOOD PROCESSING                       0.0%*
       20    JP     Hokuto Corp.                                             1,074
                    HOUSEHOLD/RELATED NON-DURABLES             0.0%*
      235    UK     Reckitt Benckiser PLC                                    2,224
                    RETAIL TRADE                               3.6%
   15,920    FR     Carrefour Supermarche S.A.                           2,936,376
  184,290    UK     Dixons Group PLC                                     4,433,839
    4,570    NL     Gucci Group                                            523,265
   11,500    JP     Ryohin Keikaku Co. Ltd.                              2,307,200
                                                                      ------------
                                                                        10,200,680
                                                                      ------------
CYCLICAL/CAPITAL GOODS SECTOR                                 12.3%
                    CHEMICALS/TEXTILES                         1.5%
   17,900    NL     Akzo Nobel N.V.                                        897,972
    1,800    CH     Clariant AG                                            858,058
   55,000    JP     Shin Etsu Chemical Co. Ltd.                          2,367,211
                                                                      ------------
                                                                         4,123,241
                                                                      ------------
                    ELECTRICAL EQUIPMENT                       1.1%
   25,400    DE     Siemens AG                                           3,231,598
                    INDUSTRIAL EQUIPMENT                       0.7%
  229,600    UK     Invensys PLC                                         1,213,453
   42,600    NO     Tomra Systems ASA                                      723,522
                                                                      ------------
                                                                         1,936,975
                                                                      ------------
                    RAW/BASIC MATERIALS                        8.6%
  103,100    CA     Alcan Aluminum Ltd.                                  4,246,431
   44,870    BR     Aracruz Celulose S.A. (ADR)                          1,177,838

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    RAW/BASIC MATERIALS
                    (CONTINUED)
  203,790    AU     Broken Hill Proprietary Co.
                    Ltd.                                              $  2,666,521
    2,519    CH     Holderbank Financiere Glarus
                    AG                                                   3,448,951
  488,800    IE     Jefferson Smurfit Group PLC                          1,464,087
   10,600    FR     Lafarge S.A.                                         1,234,366
  964,000    JP     Marubeni Corp.                                       4,045,349
   58,900    KR     Pohang Iron & Steel Co. Ltd.
                    (ADR)                                                2,061,500
  110,700    FI     UPM-Kymmene Oyj                                      4,460,544
                                                                      ------------
                                                                        24,805,587
                                                                      ------------
                    TRANSPORTATION SERVICES                    0.4%
  200,000    JP     Nippon Express Co. Ltd.                              1,105,351
ENERGY SECTOR                                                  5.1%
                    ENERGY                                     5.1%
  377,074    UK     BP Amoco PLC                                         3,804,897
   12,000    UK     BP Amoco PLC (ADR)                                     711,750
  509,900    UK     Shell Transport & Trading Co.                        4,236,062
   44,000    FR     Total Fina S.A. (B Shares)                           5,872,848
                                                                      ------------
                                                                        14,625,557
                                                                      ------------
HEALTH CARE SECTOR                                             2.8%
                    DRUGS AND HOSPITAL SUPPLIES                2.8%
  136,000    UK     Glaxo Wellcome PLC                                   3,851,770
      208    CH     Roche Holdings AG                                    2,469,037
   42,020    FR     Sanofi Synthelabo S.A. **                            1,749,874
                                                                      ------------
                                                                         8,070,681
                                                                      ------------
INTEREST-SENSITIVE SECTOR                                     15.7%
                    BANKING                                    7.4%
  118,000    JP     Asahi Bank Ltd.                                        727,184
   47,400    FR     Banque Nationale de Paris                            4,373,751
   49,000    DE     Bayerische Hypo- und
                    Vereinsbank AG                                       3,346,617
  122,322    SG     DBS Group Holdings Ltd. **                           2,004,436
   42,200    DE     Deutsche Bank AG                                     3,564,476
   19,900    KR     Housing & Commercial Bank,
                    Korea (GDR) **                                         630,911
  133,810    UK     HSBC Holdings PLC                                    1,876,283
  226,000    JP     Industrial Bank of Japan Ltd.                        2,177,541
   26,080    KR     Kookmin Bank                                           408,828
  103,698    UK     Lloyds TSB Group PLC                                 1,287,623
  150,700    SE     Nordbanken Holding AB **                               857,713
                                                                      ------------
                                                                        21,255,363
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    GENERAL FINANCE                            5.2%
   13,100    JP     Aeon Credit Service Ltd.                          $  1,078,959
   12,800    JP     Aiful Corp.                                          1,565,098
  359,000    JP     Daiwa Securities Group Inc.                          5,615,192
   19,900    NL     ING Groep N.V.                                       1,201,573
    8,900    JP     Mycal Card Inc.                                        282,941
  325,000    JP     Nikko Securities Co. Ltd.                            4,110,584
   67,000    JP     Nomura Securities Co. Ltd.                           1,209,185
                                                                      ------------
                                                                        15,063,532
                                                                      ------------
                    INSURANCE                                  3.1%
   10,300    DE     Allianz AG                                           3,460,296
  119,600    UK     Allied Zurich AG PLC                                 1,409,762
   11,900    FR     Axa S.A.                                             1,659,065
  120,811    UK     Prudential Corp. PLC                                 2,356,489
                                                                      ------------
                                                                         8,885,612
                                                                      ------------
TECHNOLOGY SECTOR                                             30.3%
                    COMPUTERS/OFFICE EQUIPMENT                 1.2%
      700    JP     Canon Inc.                                              10,819
  150,000    JP     NEC Corp.                                            3,572,826
                                                                      ------------
                                                                         3,583,645
                                                                      ------------
                    ELECTRONICS/NEW TECHNOLOGY                20.6%
    7,000    JP     Advantest Corp.                                      1,848,772
   33,000    NL     ASM Lithography Holding N.V.
                    (ADR) **                                             3,753,750
   23,200    DE     Epcos AG **                                          1,741,103
   76,900    SE     Ericsson (LM)
                    Telefonaktiebolaget (ADR)                            4,948,741
  150,000    JP     Fujitsu Ltd.                                         6,837,524
  375,001    JP     Furukawa Electric Co. Ltd.                           5,685,736
   14,000    JP     Matsushita Communications
                    Industrial Co.                                       3,697,545
   15,000    JP     Murata Manufacturing Co. Ltd.                        3,521,471
   53,600    FI     Nokia Oyj                                            9,718,909
   45,000    CA     Nortel Networks Corp.                                4,545,000
    8,900    KR     Samsung Electronics                                  2,084,897
   51,000    FR     STMicroelectronics N.V. (NY
                    Registered Shares)                                   7,723,312
   68,108    TW     Taiwan Semiconductor
                    Manufacturing Co. (ADR)                              3,064,860
                                                                      ------------
                                                                        59,171,620
                                                                      ------------
                    TECHNOLOGY SERVICES                        8.5%
   11,200    FR     Cap Gemini S.A.                                      2,843,143
   28,000    UK     CMG PLC                                              2,053,963
   51,000    NL     KPNQwest N.V. **                                     3,395,876
  110,000    UK     Misys PLC                                            1,706,900
    9,900    JP     Nippon System Development                            1,442,923

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    TECHNOLOGY SERVICES
                    (CONTINUED)
   12,100    UK     Psion PLC                                         $    507,985
    4,000    DE     SAP AG                                               1,970,376
   14,000    DE     SAP AG (ADR)                                           728,875
    6,400    JP     Softbank Corp.                                       6,122,665
        4    JP     Yahoo (Japan) Inc. **                                3,576,250
                                                                      ------------
                                                                        24,348,956
                                                                      ------------
TELEMEDIA/SERVICES SECTOR                                     22.6%
                    BUSINESS SERVICES                          2.1%
  191,000    HK     Hutchison Whampoa Ltd.                               2,776,484
   31,000    JP     Secom Co. Ltd.                                       3,411,426
                                                                      ------------
                                                                         6,187,910
                                                                      ------------
                    COMMUNICATION SERVICES                    18.2%
  123,327    UK     British Telecom PLC                                  2,987,042
  980,000    HK     China Telecom (Hong Kong) Ltd.
                    **                                                   6,114,363
       90    JP     DDI Corp.                                            1,232,515
   65,000    US     Infonet Services Corp. (Class
                    B) **                                                1,706,250
       70    JP     Japan Telecom Co. Ltd.                               2,807,395
   50,800    KR     Korea Telecom Corp. (ADR)                            3,797,300
   37,500    DE     Mannesmann AG                                        9,047,259
      235    JP     Nippon Telegraph & Telephone
                    Corp.                                                4,022,792
    8,000    JP     Nippon Telegraph & Telephone
                    Corp. (ADR)                                            689,000
      186    JP     NTT Mobile Communications
                    Network Inc.                                         7,150,347
   52,500    FI     Sonera Oyj                                           3,598,882
  175,000    IT     Telecom Italia Mobile SpA                            1,955,014
   80,446    ES     Telefonica S.A.                                      2,009,724
   24,000    MX     Telefonos De Mexico (ADR)                            2,700,000
  494,100    UK     Vodafone Airtouch PLC                                2,462,003
                                                                      ------------
                                                                        52,279,886
                                                                      ------------
                    MEDIA                                      2.3%
   19,000    JP     Asatsu-DK Inc.                                       1,282,402
   12,200    DE     EM.TV & Merchandising AG                               786,539
    1,600    FR     Havas Advertising S.A.                                 681,774
   89,600    IT     Mediaset SpA                                         1,393,592
   56,000    SG     Singapore Press Holdings Ltd.                        1,213,445
    1,200    FR     Societe Television Francaise                           628,586
   40,000    UK     WPP Group PLC                                          626,504
                                                                      ------------
                                                                         6,612,842
                                                                      ------------
TOTAL EQUITY INVESTMENTS (COST $187,776,448)                  97.0%    278,759,491
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         2.6%
3,981,096    US     SSgA Money Market Fund                            $  3,981,096
3,378,122    US     SSgA U.S. Government Money
                    Market Fund                                          3,378,122
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,359,218)                 2.6%      7,359,218
                                                                      ------------

TOTAL INVESTMENTS (COST $195,135,666) ***                     99.6%    286,118,709

                    OTHER ASSETS LESS LIABILITIES              0.4%      1,180,750
                                                                      ------------
                    NET ASSETS                               100.0%   $287,299,459
                                                                      ============

--------------------------------

*    Less than 0.1% of net assets
**   Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
*** For Federal income tax purposes, cost is $197,498,056 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $90,577,239
Unrealized depreciation                              (1,956,586)
                                                    -----------
Net unrealized appreciation                         $88,620,653
                                                    ===========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 December 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1999 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Australia                         AU        0.9%                  0.9%
Brazil                            BR        0.4%                  0.4%
Canada                            CA        3.1%                  3.1%
Finland                           FI        6.2%                  6.2%
France                            FR       10.3%                 10.3%
Germany                           DE       10.2%                 10.2%
Hong Kong                         HK        3.1%                  3.1%
Ireland                           IE        0.5%                  0.5%
Italy                             IT        1.2%                  1.2%
Japan                             JP       33.1%                 33.1%
Korea                             KR        3.1%                  3.1%
Mexico                            MX        0.9%                  0.9%
Netherlands                       NL        3.4%                  3.4%
Norway                            NO        0.2%                  0.2%
Singapore                         SG        1.1%                  1.1%
Spain                             ES        0.7%                  0.7%
Sweden                            SE        2.0%                  2.0%
Switzerland                       CH        2.4%                  2.4%
Taiwan                            TW        1.1%                  1.1%
United Kingdom                    UK       12.5%                 12.5%
United States                     US        0.6%       3.0%       3.6%
                                         ------     ------      -----
  Total                                    97.0%       3.0%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Management's Performance Review

        Superior stock selection in strong markets, plus a significant overweight in telecommunications and technology, caused percentage returns to approach triple-digits in 1999. For the year ended December 31, 1999, the Dresdner RCM Emerging Markets Fund returned 92.12% and 91.78% for the Class I and Class N shares, respectively. In comparison, the MSCI Emerging Markets Free Index (EMF), the Fund's benchmark, returned 66.42%.

MARKET REVIEW

        After a two-year period that featured a global economic crisis and a lack of confidence in the world's currencies, emerging market stock performance was expected to be sluggish at best in 1999. As a result, many emerging market mutual funds and other investment portfolios were sitting with a large percentage of cash as 1998 came to a close.

        However, central banks around the world aggressively lowered interest rates, and the response was dramatic. Asia revived almost immediately, while emerging markets in Eastern Europe, the Middle East and Africa picked up in midyear. Latin America, which endured the Brazilian devaluation, remained out of favor until later in 1999, when investors shifted some money away from Asia and Eastern Europe in search of better value. Political developments, such as the war in Kosovo in early 1999 and the instability of Boris Yeltsin in Russia, had little lasting impact on the markets.

        Meanwhile, emerging markets also benefited from an investment management trend to broaden traditional international investing beyond "EAFE" index countries to include developing areas such as Asia ex-Japan, Latin America and Eastern Europe.

FACTORS AFFECTING PERFORMANCE

        Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager, invests in high quality companies with strong franchises, sustained earnings growth and excellent management. Stock selection is accomplished from a bottom-up perspective that includes personal meetings with management.

        Early in the year, the Fund benefited from a strong emphasis in Asia, driven by Japan's emergence from a decade-long recession. In mid-1999, Dresdner RCM shifted its emphasis toward energy and mining stocks in Eastern Europe, the Middle East and Africa to take advantage of Europe's economic recovery. Later in the year, Dresdner RCM sold many of these holdings based on the view that they were fully priced, and shifted assets to Latin America.

        Just over half of the portfolio was invested in telecommunications and technology as of December 31, 1999, compared to only 21% for the Fund's benchmark. This overweighting was the result of the Fund investing in many of the world's leading technology and telecom firms that have benefited from renewed global growth. For example, Korea-based Samsung Electronics, a natural beneficiary of the Asia recovery, was purchased at a very attractive price, especially compared to its U.S. rivals. Management, which had previously had a closed-door policy, became notably more pro-disclosure in 1999, particularly as the semiconductor cycle came back into favor. In addition to vastly improving fundamentals, this positive approach to investor relations was undoubtedly a positive factor in the stock's success in 1999.

        It should be emphasized that stock selection, not country or sector allocation, accounted for the lion's share of superior performance. For example, the Fund's largest position at the end of the year, Infosys Technologies Ltd., is an Indian software company. The fact that it is located in India or that it represents exposure to software is not a critical factor. What is important is that Infosys is considered one of the best software companies in the world, receiving high praise from Silicon Valley business leaders. It is the employer of choice for top engineering graduates in India.

        As another example, the portfolio benefited from its investment in Dr. Reddy's Laboratories Inc., a major Indian pharmaceutical concern. Again, the fact that it is located in India is coincidental. Its sector, pharmaceutical stocks, was generally out of favor in 1999. However, the stock was selected for the portfolio partly because Dresdner RCM's Grassroots-SM- Research division projected that India would pass landmark patent legislation beneficial to the company, which in fact took place.

        Sometimes, a country's political environment can have an influence on stock selection. In Taiwan, the Fund's

 Dresdner RCM Emerging Markets Fund
 Management's Performance Review
holdings are exclusively technology-based, including some of the world's premier companies in electronics, testing equipment and component manufacturing. However, the Fund was underweighted in Taiwan because about half of the available public companies are in financial services, and Dresdner RCM's analytical staff was uncomfortable with Taiwan's regulation of its banking and brokerage industries. In contrast, the Fund's portfolio managers have a greater degree of comfort in Mexico's economic policies. Indeed, a company such as Telefonos de Mexico is displaying solid earnings growth and, as the largest telecom company in Latin America, is also benefiting from its position as a highly liquid stock.

        Given the Fund's stellar total return for the year, there were notably very few adverse developments. One such disappointment was the Fund's investment in Elektrim, a Polish telecom/Internet company, which performed poorly because of the actions of two major shareholders fighting for control. The Fund also missed the bull market in Turkey, which was thought to be weak in the area of Y2K compliance. Of course, actual significant Y2K problems around the world appear to have been few and far between.

OUTLOOK

        Assuming the U.S. economy slows and the Federal Reserve Board does not raise short-term interest rates too aggressively, Dresdner RCM expects emerging markets to thrive in 2000 because a benign interest rate environment makes investors more tolerant of risk. We expect the Fund to continue to focus on larger-cap, high-quality companies that can execute a valid business strategy and that have earnings growth at or above their peer groups.

 Dresdner RCM Emerging Markets Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 INVESTMENT (12/30/97 - 12/31/99)(D)(E)(F)
                                                   Class I Shares  MSCI Emerging Markets Free Index(a)
12/97                                                      $9,990                              $10,024
1/98                                                       $9,720                               $9,238
2/98                                                      $10,530                              $10,203
3/98                                                      $10,950                              $10,645
4/98                                                      $11,120                              $10,529
5/98                                                       $9,920                               $9,087
6/98                                                       $9,170                               $8,134
7/98                                                       $9,590                               $8,391
8/98                                                       $7,660                               $5,965
9/98                                                       $7,810                               $6,344
10/98                                                      $8,660                               $7,012
11/98                                                      $8,910                               $7,595
12/98                                                      $9,151                               $7,485
2/03                                                       $8,879                               $7,364
3/03                                                       $8,839                               $7,436
4/03                                                       $9,696                               $8,416
5/03                                                      $10,715                               $9,457
6/03                                                      $10,493                               $9,402
7/03                                                      $11,644                              $10,469
8/03                                                      $11,472                              $10,184
9/03                                                      $11,855                              $10,277
10/03                                                     $11,482                               $9,930
11/03                                                     $12,098                              $10,141
12/03                                                     $14,378                              $11,051
1/04                                                      $17,562                              $12,457

$10,000 INVESTMENT (12/30/97 - 12/31/99)(D)(E)(F)
                                                   IFC Emerging Markets Index(b)
12/97                                                                    $10,015
1/98                                                                      $9,358
2/98                                                                     $10,314
3/98                                                                     $10,718
4/98                                                                     $10,747
5/98                                                                      $9,406
6/98                                                                      $8,444
7/98                                                                      $8,779
8/98                                                                      $6,311
9/98                                                                      $6,615
10/98                                                                     $7,375
11/98                                                                     $7,812
12/98                                                                     $7,930
2/03                                                                      $7,630
3/03                                                                      $7,765
4/03                                                                      $8,661
5/03                                                                      $9,843
6/03                                                                      $9,667
7/03                                                                     $10,719
8/03                                                                     $10,564
9/03                                                                     $10,680
10/03                                                                    $10,383
11/03                                                                    $10,563
12/03                                                                    $11,513
1/04                                                                     $13,056

PERFORMANCE(c)
DECEMBER 31, 1999

                                                        CUMULATIVE
                                               SINCE      SINCE
EMERGING MARKETS FUND                1 YEAR  INCEPTION  INCEPTION
Class I
Average Annual Total Return(d)       92.12%   32.47%      75.62%
Class N
Average Annual Total Return(e)       91.78%   32.36%      75.31%
MSCI Emerging Markets Free Index
Average Annual Total Return(a)       66.42%   11.59%      24.57%
IFC Emerging Markets Index
Average Annual Total Return(b)       67.15%   14.24%      30.56%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The MSCI Emerging Markets Free Index is a market capitalization-weighted index composed of 981 companies in 26 emerging market countries. The average market capitalization size of the listed companies is US$800 million.
(b) The IFC Emerging Markets Index represents the IFC Investable regional total return composite. The term investable indicates that the stocks and the weights in the IFCI index represent the amount that the foreign institutional investors might buy by virtue of the applicable foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  The Class I shares began operations on December 30, 1997.
(e) Class N shares were first issued on March 9, 1999, and pay Rule 12b-1 fees. Class N returns through December 31, 1998 are based on Class I returns, and would have been lower if Rule 12b-1 fees had been paid.
(f) The value of $10,000 for Class N is $17,531 for the period from 12/30/97 -12/31/99. The performance of the Class N shares is lower due to the effects of 12b-1 fees.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
CONSUMER NON-DURABLES SECTOR                                   9.0%
                    BEVERAGE/TOBACCO                           1.4%
    3,500    BR     Companhia Cervejari Brahma
                    (Sponsored ADR)                                    $   49,000
    1,900    IN     ITC Ltd.                                               29,046
                                                                       ----------
                                                                           78,046
                                                                       ----------
                    HOUSEHOLD/RELATED NON-DURABLE              1.6%
    1,650    IN     Hindustan Lever Ltd.                                   85,345
                    LEISURE TIME PRODUCTS/SERVICES             2.0%
   32,700    MY     Berjaya Sports Toto                                    70,563
    2,000    HU     Danubius Hotel and Spa Right *                         36,346
                                                                       ----------
                                                                          106,909
                                                                       ----------
                    RETAIL TRADE                               4.0%
   47,500    MX     Cifra S.A. de C.V. Series V *                          95,251
   45,000    HK     Giordano International Ltd.                            46,311
    2,500    MX     Grupo Elektra S.A. de C.V.
                    (GDR)                                                  24,063
   22,000    HK     Li & Fung Ltd.                                         55,187
                                                                       ----------
                                                                          220,812
                                                                       ----------
CYCLICALS/CAPITAL GOODS SECTOR                                17.6%
                    BUILDING/CONSTRUCTION                      1.0%
    2,500    EG     Orascom Construction
                    Industries *                                           51,524
                    CHEMICALS/TEXTILES                         2.3%
    1,700    KR     L.G. Chemicals Ltd.                                    53,747
    1,500    HU     Pannonplast Rt                                         37,018
    1,800    HU     Tiszai Vegyi Kombinat Rt                               34,313
                                                                       ----------
                                                                          125,078
                                                                       ----------
                    INDUSTRIAL EQUIPMENT                       0.8%
    1,200    GR     Maillis                                                45,184
                    RAW/BASIC MATERIALS                       12.9%
   14,000    MX     Alfa S.A. de C.V. Class A *                            65,752
    1,600    BR     Aracruz Celulose S.A. (ADR)                            42,000
   13,800    UK     Billiton PLC                                           79,257
    8,000    MX     Cemex S.A. de C.V.                                     44,749
    1,400    MX     Cemex S.A. de C.V. (Sponsored
                    ADR) *                                                 39,025
       87    MX     Cemex S.A. de C.V., Rights *                                0
    2,100    PO     Compania de Minas Buenaventura
                    S.A. (Sponsored ADR)                                   33,731
    1,800    BR     Companhia Vale do Rio Doce
                    (Sponsored ADR)                                        50,180
    1,500    IN     Hindalco Industries Ltd.                               27,759
    2,160    SA     Impala Platinum Holdings Ltd.                          87,383
    6,000    PL     KGHM Polska Miedz S.A.                                 38,017
      210    IN     Madras Cements Ltd.                                    33,681

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    RAW/BASIC MATERIALS
                    (CONTINUED)
      675    KR     Pohang Iron & Steel Co., Ltd.                      $   74,306
    8,900    SA     Sappi Ltd.                                             87,916
                                                                       ----------
                                                                          703,756
                                                                       ----------
                    TRANSPORTATION SERVICES                    0.6%
    1,200    GR     Minoan Lines                                           32,928
ENERGY SECTOR                                                  5.7%
                    ENERGY                                     5.7%
    4,300    RU     Lukoil Holding (Sponsored ADR)
                    Pfd.                                                   38,700
  475,000    BR     Petroleo Brasiliers S.A.
                    (Petrobras)                                           120,952
    6,800    SA     Sasol Ltd.                                             57,339
    3,109    KR     S.K. Corp.                                             94,187
                                                                       ----------
                                                                          311,178
                                                                       ----------
HEALTHCARE SECTOR                                              1.0%
                    DRUGS & HOSPITAL SUPPLIES                  1.0%
    1,600    IN     Dr. Reddy's Laboratories Ltd.                          53,039
INTEREST SENSITIVE SECTOR                                      8.2%
                    BANKING                                    3.8%
    3,500    EG     Commercial International Bank                          51,128
  100,000    MX     Grupo Financiero Bancomer S.A.
                    de C.V. O Shares                                       41,794
   18,200    MY     Malayan Banking Berhad                                 64,658
    1,650    BR     Unibanco (Sponsored GDR)                               49,706
                                                                       ----------
                                                                          207,286
                                                                       ----------
                    GENERAL FINANCE                            4.4%
   33,000    MY     Arab-Malaysian Finance
                    Berhad *                                               38,211
   52,500    MY     Commerce Asset Holdings Berhad                        134,704
    5,000    LT     Sabanci Holding (GDR)                                  66,875
                                                                       ----------
                                                                          239,790
                                                                       ----------
TECHNOLOGY SECTOR                                             29.1%
                    COMPUTERS/OFFICE EQUIPMENT                 2.3%
    1,000    TW     Asustek Computer Inc.                                  10,546
    5,404    TW     Asustek Computer Inc. (GDR)                            75,251
      386    KR     Trigem Computer Inc.                                   42,832
                                                                       ----------
                                                                          128,629
                                                                       ----------
                    ELECTRONICS/NEW TECHNOLOGY                11.9%
    3,200    TW     ASE Test Ltd. *                                        78,000
      750    SG     Chartered Semiconductor
                    Manufacturing Ltd. *                                   54,750
      680    IS     Orbotech Ltd. *                                        52,700
      733    KR     Samsung Electronics Co.                               171,711

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    ELECTRONICS/NEW TECHNOLOGY
                    (CONTINUED)
    9,000    TW     Taiwan Semiconductor
                    Manufacturing *                                    $   47,889
    3,198    TW     Taiwan Semiconductor
                    Manufacturing (ADR) *                                 143,910
   28,000    CI     United Microelectronics Corp.
                    Ltd. *                                                 99,920
                                                                       ----------
                                                                          648,880
                                                                       ----------
                    TECHNOLOGY SERVICES                       14.9%
      560    IS     Check Point Software Tech *                           111,300
      275    US     Comverse Technology Inc. *                             39,806
   12,200    SG     Datacraft Asia Ltd.                                   101,260
   13,200    SA     Dimension Data Holdings Ltd. *                         82,782
      770    IN     Infosys Technologies Ltd.
                    (ADR)                                                 254,100
    1,330    IN     Satyam Infoway Ltd. (ADR) *                           206,150
      300    ES     Terra Networks S.A. (Sponsored
                    ADR) *                                                 16,425
                                                                       ----------
                                                                          811,823
                                                                       ----------
TELEMEDIA/SERVICES SECTOR                                     24.7%
                    COMMUNICATIONS SERVICES                   22.2%
    1,110    CI     China Telecom (Hong Kong) Ltd.
                    *                                                     142,704
      450    KR     Dacom Corp. *                                         231,836
    4,900    BR     Embratel Participacoes S.A
                    (ADR)                                                 133,525
    6,000    MX     Grupo Carso Global Telecom *                           56,359
    4,500    GR     Hellenic Telecommunications
                    Organization S.A. (ADR)                                53,719
      600    KR     Korea Telecom Corp.                                    94,584
    1,100    KR     Korea Telecom Corp. (Sponsored
                    ADR)                                                   82,225
    2,800    IS     Partner Communications Co.
                    Ltd. *                                                 72,450
    2,200    BR     Tele Norte Leste Participacoes
                    S.A. (ADR)                                             56,100
      700    BR     Telecommunicacoes Brasileiras
                    S.A. (ADR)                                             89,950
    1,750    MX     Telefonos de Mexico (ADR)                             196,875
                                                                       ----------
                                                                        1,210,327
                                                                       ----------
                    MEDIA                                      2.5%
      900    MX     Grupo Televisa S.A. (ADR) *                            61,425
    3,600    SG     Singapore Press Holdings Ltd.                          78,031
                                                                       ----------
                                                                          139,456
                                                                       ----------

TOTAL INVESTMENTS (Cost $3,368,036) **                        95.3%     5,199,990

                    OTHER ASSETS LESS LIABILITIES              4.7%       253,439
                                                                       ----------
                    NET ASSETS                               100.0%    $5,453,429
                                                                       ==========

--------------------------------

*    Non-income producing security.

ADR  American Depository Receipt

GDR  Global Depository Receipt

Pfd. Preferred Stock

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 December 31, 1999

Tax information:

** For Federal income tax purposes, cost is $3,373,212 and the gross aggregate unrealized appreciation (depreciation) for all securities as follows:

Unrealized appreciation                             $1,854,604
Unrealized depreciation                                (27,826)
                                                    ----------
Net unrealized appreciation                         $1,826,778
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1999, categorized by country:

                                              % OF NET ASSETS
                                COUNTRY  -------------------------
COUNTRY                          CODE    EQUITIES  OTHER    TOTAL

------------------------------------------------------------------
Brazil                            BR       10.8%            10.8%
China                             CI        4.4%             4.4%
Egypt                             EG        1.9%             1.9%
Greece                            GR        2.4%             2.4%
Hong Kong                         HK        1.9%             1.9%
Hungary                           HU        2.0%             2.0%
India                             IN       12.6%            12.6%
Israel                            IS        4.3%             4.3%
Korea                             KR       15.5%            15.5%
Lithuania                         LT        1.2%             1.2%
Malaysia                          MY        5.7%             5.7%
Mexico                            MX       11.5%            11.5%
Peru                              PO        0.6%             0.6%
Poland                            PL        0.7%             0.7%
Russia                            RU        0.7%             0.7%
Singapore                         SG        4.3%             4.3%
South Africa                      SA        5.8%             5.8%
Spain                             ES        0.3%             0.3%
Taiwan                            TW        6.5%             6.5%
United Kingdom                    UK        1.5%             1.5%
United States                     US        0.7%    4.7%     5.4%
                                         ------    ----    -----
  Total                                    95.3%    4.7%   100.0%
                                         ======    ====    =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Management's Performance Review

        A fourth quarter surge in technology and telecommunication stocks ignited the Dresdner RCM Europe Fund's overall performance for 1999. For the year ended December 31, 1999, the Fund achieved a total return of 43.59%. That compares favorably to the portfolio's primary benchmark, the Morgan Stanley Capital International Europe Index, which returned 16.21%.

MARKET REVIEW

        After a weak first half, the European economy began to strengthen in the second half of 1999, supported by consumer spending, improving business confidence and a rise in exports. The euro's weakness, a reflection of sluggish growth in the first half of the year, generated improved business volume for European exporters. Meanwhile, European merger & acquisition activity reached record levels, as did mutual fund inflows, a direct result of the European's new focus on a new "equity culture." This new culture has come about as European governments promise less of an old-age safety net while more and more individuals invest in stocks and mutual funds to save for retirement.

        During 1999, the new European Central Bank performed a delicate balancing act between generating sufficient economic growth in core countries such as Germany, while restraining growth in peripheral markets such as Ireland to combat potential inflation, of which there was little evidence. In recent months, the central bank has moved from an easing posture in the first half of 1999 to a neutral policy. Still, short-term interest rates are just 3%, which is low compared to other parts of the world.

        An important political development took place in Germany, which still accounts for one third of Europe's economy. Germany's new social democratic government has put forward a dramatic change in tax policy that should be positive for German corporations, if the bill is passed. The corporate tax rate would fall from around 50% to roughly half its current rate. In addition, capital gains on industrial holdings would be tax free, which should encourage German corporations to accelerate their restructuring plans by selling non-core assets.

FACTORS AFFECTING PERFORMANCE

        Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager, emphasized technology and telecommunications for most of the year, with these two groups comprising 59% of the Fund's assets at December 31, 1999 compared to 31% for the benchmark index.

        The telecommunications strategy focuses on leading wireless communications companies, such as Mannesmann AG in Germany and Sonera Oyj in Finland. Mannesmann has an excellent opportunity to capitalize on the growing consumer interest in wireless products throughout Europe, where usage is generally more prevalent than in the U.S. Sonera Oyj is a leading cellular company in Finland, a market where wireless penetration is 70%. The company also specializes in services allowing mobile subscribers to transact banking and e-commerce activities in a secure manner through handsets. Other very strong performers included Nokia, the largest provider of handsets, and Telefonaktiebolaget LM Ericsson, a leading provider of infrastructure for the telecom sector.

        In technology, STMicroelectronics NV, a French semiconductor company with production facilities in the U.S. and Europe, is benefiting from the upturn in the semiconductor cycle. The company has a major focus toward value-added products serving such fast growing areas as the telecom market and the automotive industry, where electronic capability is increasingly important. Another large holding is U.K.-based Baltimore Technologies PLC, which develops Internet security software, enabling secure communication between businesses and consumers through the issuance of digital certificates.

        The only non-technology or telecommunications holding in the Fund's top 10 is BIPOP SpA, an Italian bank which has made the transition from a regional player to a pan-European financial services company with value-added enhancements such as asset management as well as on-line trading and banking services. Generally, the Fund has been underweight in financials because of the rising interest rate environment. However, BIPOP has distinguished itself by seeking new channels of distribution, such as the Internet, and it has capitalized on the growth in the Italian savings market.

 Dresdner RCM Europe Fund
 Management's Performance Review

        In addition to being underweight in financial services, the Fund is also light on pharmaceutical companies, which have performed poorly along with their U.S. counterparts, where the potential expansion of Medicare was thought to hurt profits. Despite being a significant part of the benchmark, the Fund does not own any utility stocks -- an advantage for the Fund -- as deregulation across Europe continues to exert downward pressure on electricity prices.

        One factor adversely impacting the Fund's performance was the need to sell German equities early in 1999 and purchase equities of other countries to meet its new investment mandate. This shift was driven by shareholder-approved changes in the investment mandate from a Germany-only fund to a pan-European portfolio, and its conversion from a closed-end to an open-end fund in May. Another negative factor was the Fund's underweight holdings in cyclical stocks during the second quarter, when investor preference shifted briefly from growth to value.

OUTLOOK

        Dresdner RCM's 2000 outlook for Europe remains positive, as economic growth is increasing, inflation is low and the central bank posture towards rates does not threaten the currently benign environment. Attractive opportunities remain among companies in the telecommunications, media and technology sectors, and Dresdner RCM continues to believe these areas will yield profitable holdings for the future.

 Dresdner RCM Europe Fund*
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 INVESTMENT (4/5/90 - 12/31/99)(D)
                                           Class N Shares  MSCI-Europe(a)  DAX 100(b)
4/90                                              $10,000         $10,000     $10,000
4/90                                               $9,150          $9,738      $9,346
5/90                                               $9,117         $10,535      $9,432
6/90                                               $9,400         $10,909      $9,862
7/90                                               $9,708         $11,372     $10,643
8/90                                               $8,617         $10,249      $9,117
9/90                                               $7,358          $9,046      $7,545
10/90                                              $8,250          $9,814      $8,450
11/90                                              $8,283          $9,917      $8,575
12/90                                              $8,000          $9,778      $8,318
1/91                                               $7,898         $10,111      $8,425
2/91                                               $8,289         $11,000      $8,858
3/91                                               $7,319         $10,266      $7,848
4/91                                               $7,600         $10,163      $8,194
5/91                                               $7,847         $10,466      $8,514
6/91                                               $7,311          $9,591      $7,813
7/91                                               $7,591         $10,260      $8,075
8/91                                               $7,694         $10,451      $8,216
9/91                                               $7,770         $10,769      $8,390
10/91                                              $7,481         $10,547      $8,239
11/91                                              $7,387         $10,303      $8,293
12/91                                              $7,739         $11,113      $8,872
1/92                                               $7,835         $11,114      $8,965
2/92                                               $8,071         $11,162      $9,123
3/92                                               $7,879         $10,776      $8,953
4/92                                               $7,853         $11,375      $8,974
5/92                                               $8,263         $12,026      $9,534
6/92                                               $8,202         $11,806      $9,712
7/92                                               $7,792         $11,390      $9,259
8/92                                               $7,818         $11,358      $9,266
9/92                                               $7,346         $11,175      $8,761
10/92                                              $6,883         $10,399      $8,171
11/92                                              $6,735         $10,398      $8,146
12/92                                              $6,602         $10,642      $7,980
1/93                                               $6,806         $10,664      $8,163
2/93                                               $7,134         $10,790      $8,580
3/93                                               $7,293         $11,349      $8,829
4/93                                               $7,249         $11,603      $8,691
5/93                                               $7,320         $11,732      $8,720
6/93                                               $6,992         $11,564      $8,369
7/93                                               $7,329         $11,607      $8,746
8/93                                               $8,002         $12,629      $9,740
9/93                                               $8,091         $12,594      $9,824
10/93                                              $8,490         $13,123     $10,290
11/93                                              $8,259         $12,843     $10,096
12/93                                              $8,792         $13,812     $10,880
1/94                                               $8,559         $14,519     $10,598
2/94                                               $8,541         $14,009     $10,397
3/94                                               $8,775         $13,617     $10,768
4/94                                               $9,142         $14,185     $11,477
5/94                                               $8,730         $13,586     $10,922
6/94                                               $8,541         $13,448     $10,871
7/94                                               $8,792         $14,156     $11,458
8/94                                               $9,026         $14,609     $11,854
9/94                                               $8,299         $14,035     $11,103
10/94                                              $8,550         $14,651     $11,682
11/94                                              $8,182         $14,095     $11,082
12/94                                              $8,364         $14,179     $11,508
1/95                                               $8,064         $14,073     $11,191
2/95                                               $8,500         $14,397     $12,166
3/95                                               $8,073         $15,070     $11,812
4/95                                               $8,300         $15,559     $12,295
5/95                                               $8,527         $15,882     $12,628
6/95                                               $8,664         $16,038     $12,958
7/95                                               $9,009         $16,880     $13,702
8/95                                               $8,500         $16,233     $12,947
9/95                                               $8,482         $16,730     $13,049
10/95                                              $8,436         $16,656     $12,974
11/95                                              $8,273         $16,781     $12,902
12/95                                              $8,364         $17,318     $13,188
1/96                                               $8,682         $17,438     $13,838
2/96                                               $8,836         $17,762     $13,942
3/96                                               $8,682         $17,981     $13,913
4/96                                               $8,355         $18,117     $13,414
5/96                                               $8,618         $18,264     $13,784
6/96                                               $8,964         $18,470     $14,119
7/96                                               $8,846         $18,245     $14,090
8/96                                               $9,073         $18,792     $14,367
9/96                                               $9,136         $19,195     $14,513
10/96                                              $9,164         $19,646     $14,611
11/96                                              $9,591         $20,648     $15,204
12/96                                              $9,709         $21,054     $15,299
1/97                                               $9,600         $21,118     $15,334
2/97                                               $9,883         $21,403     $15,951
3/97                                              $10,493         $22,100     $16,918
4/97                                              $10,210         $21,997     $16,409
5/97                                              $10,584         $22,942     $17,202
6/97                                              $11,149         $24,096     $17,926
7/97                                              $12,278         $25,231     $19,555
8/97                                              $11,285         $23,796     $17,670
9/97                                              $12,214         $26,109     $19,204
10/97                                             $11,522         $24,832     $17,692
11/97                                             $11,786         $25,219     $18,150
12/97                                             $12,182         $26,147     $19,048
1/98                                              $12,724         $27,243     $19,476
2/98                                              $13,430         $29,379     $20,801
3/98                                              $14,746         $31,479     $22,112
4/98                                              $15,558         $32,096     $22,846
5/98                                              $16,250         $32,754     $24,902
6/98                                              $17,268         $33,121     $25,822
7/98                                              $18,775         $33,784     $26,116
8/98                                              $15,346         $29,540     $21,849
9/98                                              $14,608         $28,368     $21,326
10/98                                             $15,676         $30,645     $22,438
11/98                                             $16,386         $32,285     $23,431
12/98                                             $16,738         $33,706     $23,515
1/99                                              $17,253         $33,497     $23,442
2/99                                              $16,088         $32,656     $21,825
3/99                                              $15,611         $33,022     $21,288
4/99                                              $15,973         $34,012     $22,781
5/99                                              $15,463         $32,386     $21,302
6/99                                              $16,138         $32,940     $22,233
7/99                                              $16,342         $33,253     $22,097
8/99                                              $15,909         $33,599     $22,517
9/99                                              $15,871         $33,347     $22,214
10/99                                             $17,095         $34,581     $23,276
11/99                                             $19,950         $35,521     $23,637
12/99                                             $24,034         $39,170     $27,457

PERFORMANCE(c)
DECEMBER 31, 1999

                                                                CUMULATIVE
                                                       SINCE      SINCE
EUROPE FUND                1 YEAR  3 YEARS  5 YEARS  INCEPTION  INCEPTION
Class N
Average Annual Total
Return(d)                  43.59%  35.27%   23.50%     9.42%     140.34%
MSCI-Europe
Average Annual Total
Return(a)                  16.21%  22.99%   22.53%    15.03%     291.67%
DAX 100
Average Annual Total
Return(b)                  16.77%  21.52%   19.00%    10.93%     174.57%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

* The fund commenced operations on April 5, 1990. The line graph and chart below reflect the performance of the Fund primarily as a closed-end investment company that invested primarily in equity securities of German companies. Beginning on February 9, 1999, the Fund's objective was expanded to permit investment in European companies. On May 3, 1999, the Fund converted from a closed-end to an open-end investment company.
(a) The MSCI-Europe Index is a market capitalization-weighted index composed of companies representative of the market structure of 15 developed countries. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The graph for the MSCI-Europe Index represents growth of $10,000 from March 31, 1990 compared to the Fund's inception date of April 5, 1990.
(b) The DAX 100 Index is a total rate of return index of the 100 most highly capitalized stocks traded on the Frankfurt Stock Exchange. The Index was developed with a base value of 500 as of December 31, 1987. The underlying stock prices are from XETRA.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d) On May 3, 1999, when the Fund converted from a closed-end fund to an open-end fund, all outstanding shares were converted to Class N shares subject to a Rule 12b-1 fee. Class N returns thru 5/3/99 do not reflect 12b-1 fees and would be lower if Rule 12b-1 fees had been paid.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF          MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS         (NOTE 1)

---------------------------------------------------------------------------------------
EQUITY INVESTMENTS
CONSUMER DURABLES SECTOR                                       2.5%
                    AUTOMOTIVE RELATED                         2.5%
  150,000    IT     Magneti Marelli *                                    $   572,678
      400    DE     Porsche AG (Non-Voting
                    Preferred Shares)                                      1,095,997
                                                                         -----------
                                                                           1,668,675
                                                                         -----------
CONSUMER NON-DURABLES SECTOR                                   3.8%
                    HOUSEHOLD/RELATED NON-DURABLES             0.0%**
      560    UK     Reckitt Benckiser PLC                                      5,299
                    RETAIL TRADE                               3.8%
    7,000    FR     Carrefour Supermarche S.A.                             1,291,120
   52,783    UK     Dixons Group PLC                                       1,269,908
                                                                         -----------
                                                                           2,561,028
                                                                         -----------
CYCLICAL/CAPITAL GOODS SECTOR                                 10.4%
                    CHEMICALS/TEXTILES                         0.8%
   10,000    NL     Akzo Nobel N.V.                                          501,660
                    ELECTRICAL EQUIPMENT                       3.0%
    5,600    DE     Siemens AG                                               712,478
   25,000    FR     Thomson Multimedia *                                   1,347,330
                                                                         -----------
                                                                           2,059,808
                                                                         -----------
                    INDUSTRIAL EQUIPMENT                       1.6%
   18,000    DE     Steag Hamatech AG *                                      652,763
   26,600    NO     Tomra Systems ASA                                        451,776
                                                                         -----------
                                                                           1,104,539
                                                                         -----------
                    RAW/BASIC MATERIALS                        4.7%
  104,000    UK     Billiton PLC                                             616,299
      350    CH     Holderbank Financiere Glarus
                    AG                                                       479,211
   13,500    DE     SGL Carbon AG *                                          897,548
   30,000    FI     UPM-Kymmene Oyj                                        1,208,820
                                                                         -----------
                                                                           3,201,878
                                                                         -----------
                    TRANSPORTATION SERVICES                    0.3%
   11,200    DE     Sixt AG (Non-Voting Preferred
                    Shares)                                                  203,082
ENERGY SECTOR                                                  6.3%
                    ENERGY                                     6.3%
  111,098    UK     BP Amoco PLC                                           1,121,044
  144,000    UK     Shell Transport & Trading Co.                          1,196,299
    5,000    FR     Total Fina S.A. (ADR)                                    346,250
   12,300    FR     Total Fina S.A. (B Shares)                             1,641,728
                                                                         -----------
                                                                           4,305,321
                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF          MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS         (NOTE 1)

---------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
HEALTH CARE SECTOR                                             4.7%
                    DRUGS AND HOSPITAL SUPPLIES                4.7%
   20,000    UK     Glaxo Wellcome PLC                                   $   566,437
   12,500    UK     Glaxo Wellcome PLC (ADR)                                 698,437
   16,000    DK     H Lundbeck A/S                                           639,233
       69    CH     Roche Holdings AG                                        819,055
   10,600    FR     Sanofi Synthelabo S.A. *                                 441,425
                                                                         -----------
                                                                           3,164,587
                                                                         -----------
INTEREST-SENSITIVE SECTOR                                     10.6%
                    BANKING                                    7.7%
   25,500    IT     Banca Popolare di Brescia                              2,256,639
    6,000    FR     Banque Nationale de Paris                                553,639
   12,600    DE     Bayerische Hypo- und
                    Vereinsbank AG                                           860,559
   13,000    DE     Deutsche Bank AG                                       1,098,061
      150    CH     Julius Baer Holding Ltd.                                 453,147
                                                                         -----------
                                                                           5,222,045
                                                                         -----------
                    INSURANCE                                  2.9%
    3,050    DE     Allianz AG                                             1,024,651
   40,000    UK     Allied Zurich AG PLC                                     471,492
   25,000    UK     Prudential Corp. PLC                                     487,640
                                                                         -----------
                                                                           1,983,783
                                                                         -----------
TECHNOLOGY SECTOR                                             30.2%
                    ELECTRONICS/NEW TECHNOLOGY                22.1%
   23,400    NL     ASM Lithography Holding N.V.
                    (ADR) *                                                2,661,750
    9,700    DE     Epcos AG *                                               727,961
   38,000    SE     Ericsson (LM)
                    Telefonaktiebolaget (ADR)                              2,496,125
   30,000    FI     Nokia Corp. (ADR)                                      5,700,000
   22,500    FR     STMicroelectronics N.V. (NY
                    Registered Shares)                                     3,407,344
                                                                         -----------
                                                                          14,993,180
                                                                         -----------
                    TECHNOLOGY SERVICES                        8.1%
   21,000    UK     Baltimore Technologies PLC *                           1,729,344
   12,500    UK     CMG PLC                                                  916,948
    2,000    SE     Framtidsfabriken AB                                      362,353
    9,000    SE     Icon Medialab International AB
                    *                                                        313,412
   27,500    UK     Psion PLC                                              1,154,511
   13,000    DE     SAP AG (ADR)                                             676,812
    6,700    ES     Terra Networks S.A. *                                    366,146
                                                                         -----------
                                                                           5,519,526
                                                                         -----------
TELEMEDIA/SERVICES SECTOR                                     31.3%
                    BUSINESS SERVICES                          6.5%
    2,500    FR     Altran Technologies S.A.                               1,511,025
   22,500    DE     I-D Media AG *                                         1,393,920

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF          MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS         (NOTE 1)

---------------------------------------------------------------------------------------
EQUITY INVESTMENTS (CONTINUED)
                    BUSINESS SERVICES (CONTINUED)
   12,500    NL     Randstad Holding N.V.                                $   601,891
   90,000    NL     Vedior N.V.                                              924,747
                                                                         -----------
                                                                           4,431,583
                                                                         -----------
                    COMMUNICATION SERVICES                    19.4%
   45,255    UK     British Telecom PLC                                    1,096,099
   31,000    US     Infonet Services Corp. (Class
                    B) *                                                     813,750
    8,880    UK     Jazztel PLC (ADR) *                                      578,310
   17,500    DE     Mannesmann AG                                          4,222,054
   49,000    FI     Sonera Oyj                                             3,358,957
   90,000    IT     Telecom Italia Mobile SpA                              1,005,435
   42,840    ES     Telefonica S.A.                                        1,070,241
    4,500    ES     Telefonica S.A. (ADR)                                    354,656
  137,080    UK     Vodafone Airtouch PLC                                    683,043
                                                                         -----------
                                                                          13,182,545
                                                                         -----------
                    MEDIA                                      5.4%
   11,000    DE     EM.TV & Merchandising AG                                 709,174
    1,000    FR     Havas Advertising S.A.                                   426,109
   65,000    IT     Mediaset SpA                                           1,010,976
   15,700    UK     NDS Group PLC (ADR) *                                    478,850
    2,000    FR     Societe Television Francaise 1                         1,047,644
                                                                         -----------
                                                                           3,672,753
                                                                         -----------
TOTAL EQUITY INVESTMENTS (COST $44,013,621)                   99.8%       67,781,292
                                                                         -----------
SHORT-TERM INVESTMENT

  FACE
 AMOUNT
---------
                    TIME DEPOSIT                               0.6%
$ 412,000    US     State Street Bank & Co., Euro
                    Dollar Time Deposit, 3.750%
                    maturing 01/03/00 (cost
                    $412,000)                                                412,000

TOTAL INVESTMENTS (COST $44,425,621) ***                     100.4%       68,193,292

                    OTHER ASSETS LESS LIABILITIES             (0.4)%        (283,417)
                                                                         -----------
                    NET ASSETS                               100.0%      $67,909,875
                                                                         ===========

--------------------------------

*    Non-income producing security

**   Less than 0.1% of net assets

ADR  American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 December 31, 1999

Tax Information:

*** For Federal income tax purposes, cost is $44,629,936 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $24,003,498
Unrealized depreciation                                (440,142)
                                                    -----------
Net unrealized appreciation                         $23,563,356
                                                    ===========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1999 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Denmark                           DK        0.9%                  0.9%
Finland                           FI       15.1%                 15.1%
France                            FR       17.7%                 17.7%
Germany                           DE       21.0%                 21.0%
Italy                             IT        7.1%                  7.1%
Netherlands                       NL        6.9%                  6.9%
Norway                            NO        0.7%                  0.7%
Spain                             ES        2.6%                  2.6%
Sweden                            SE        4.7%                  4.7%
Switzerland                       CH        2.6%                  2.6%
United Kingdom                    UK       19.3%                 19.3%
United States                     US        1.2%       0.2%       1.4%
                                         ------     ------      -----
  Total                                    99.8%       0.2%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Management's Performance Review

        A rebounding Japan as well as a heavy emphasis on technology and telecom stocks helped the Dredner RCM Global Equity Fund outperform its benchmark in 1999. For the year ended December 31, 1999, the Fund returned 62.20%, while the portfolio's primary benchmark, the MSCI All Country World Free Index, rose 26.82%. The Global Equity Fund performed in the top quintile of the Lipper Global Funds Universe, ranking 32 out of 257 funds during its first year of operation.

MARKET REVIEW

        Decisive action by the Federal Reserve Board and central banks around the world stopped the Asian economic crisis of 1997-1998 in its tracks and restored confidence in global markets. By early 1999, fears of deflation evaporated as commodity prices surged but inflation remained modest. Overall, non-U.S. markets outperformed the U.S. stock market in 1999, an impressive feat considering that the S&P 500 Index rose by more than 20% for the fifth year in a row.

        In Japan, a revolutionary cultural shift began to take place in the business community, as profitability increasingly became a key objective. Leading the charge was Japan's technology community, which is setting the standards for corporate restructuring in Japan. Initially, Europe's markets suffered from an outflow of capital to Asian markets. However, the euro stabilized and Europe's major economies began to improve in the latter half of 1999. The euro's weakness, a reflection of sluggish growth in the first half of the year, actually generated improved business volume for European exporters. Meanwhile, European merger and acquisition activity reached record levels.

        As 1999 progressed, the world was increasingly divided into two spheres -- not West vs. East or Europe vs. Asia, but new economy vs. old economy. The new economy camp included the obvious technology leaders in computer software, the Internet, telecommunications, semiconductor equipment and so on. It also included non-technology companies that were embracing the efficiencies of the Internet and business-to-business/business-to-consumer commerce.

FACTORS AFFECTING PERFORMANCE

        Throughout most of the year, the Fund overweighed the Japanese market compared to its benchmark index, with an emphasis on technology, telecommunications and, recently, financial services. Companies such as Daiwa Securities Group and Aeon Credit benefitted from the rapid financial market deregulation in Japan. This shift to Japan caused the Fund to underweight in Europe and slightly underweight the U.S. From a sector standpoint, technology and telemedia/ services represented 55% of the portfolio as of December 31, 1999 compared to 37% for the primary benchmark. This dual focus on Japan and global technology helped the Fund outperform its benchmarks.

        In Japan, one of the Fund's strongest performers was Sony Corp. This new economy stock has positioned itself as a convergence of consumer electronic appliances, computing and communications devices, as well as movie, television and music content. Their next generation Sony PlayStation is going to feature enhanced connectivity to the Internet as well as other computing-related devices. Dresdner RCM's Grassroots-SM- Research has been instrumental in assessing the acceptance of Sony's new products into the market place through customer interviews, focus groups and interviews with retail store managers. As a result, Sony, a major Japanese exporter, has been a strong performer, despite the yen's strength.

        Telecommunications was one of the strongest performing sectors throughout the globe. Portfolio holdings include STMicroelectronics, a French-based producer of specialized semiconductors for the telecommunications, consumer electronics and automotive industries. Another holding, Mannesmann, a top German-based telecommunications company, has assembled a very cost-efficient pan-European cellular network. In emerging markets, China Telecom is the dominant cellular operator in China, commanding a market share of about 90% in a country where cellular penetration is only about 2%. Over the next few years, that penetration is likely to grow to 15%, which suggests dramatic growth opportunities for China Telecom. Within

 Dresdner RCM Global Equity Fund
 Management's Performance Review
the U.S., JDS Uniphase is a company whose laser technology plays an important role in the telecommunications industry's ability to increase the capacity of traffic carried over fiber-optic networks.

        Outside of technology, Colgate Palmolive, one of the world's leading consumer products companies, boosted revenue growth from the recovery in emerging markets, while simultaneously cutting costs and raising profit margins. However, Raytheon, a leading U.S. defense contractor, was unable to fill orders in a timely fashion, resulting in disappointing earnings. The stock was subsequently sold due to a loss of confidence in Raytheon's management.

OUTLOOK

        World economic growth is likely to be very robust in 2000, which should benefit commodity and economically-sensitive stocks, particularly in emerging markets. In Europe, increasing consumer demand should lead to stronger economic growth and ultimately productivity. Although economic growth in Japan will remain modest, a new emphasis on shareholder value will increasingly permeate the culture leading Japanese firms to improve operating efficiencies and profitability. In the U.S., rising interest rates are likely to slow the economy, although investors may focus more on booming corporate profits. Overall, the new economy should lead to continued profitability gains around the world, as the Internet brings down distribution costs and allows companies to expand sales channels.

 Dresdner RCM Global Equity Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 INVESTMENT (12/31/98 - 12/31/99)(D)
                                             Class I Shares  S&P 500 Stock Index(a)  MSCI-ACWI Free(b)
12/98                                               $10,000                 $10,000            $10,000
1/99                                                $10,300                 $10,418            $10,204
2/99                                                 $9,940                 $10,094             $9,948
3/99                                                $10,430                 $10,498            $10,396
4/99                                                $10,520                 $10,904            $10,845
5/99                                                $10,160                 $10,647            $10,462
6/99                                                $11,000                 $11,238            $10,983
7/99                                                $11,130                 $10,887            $10,938
8/99                                                $11,320                 $10,833            $10,925
9/99                                                $11,380                 $10,536            $10,807
10/99                                               $12,260                 $11,203            $11,353
11/99                                               $13,850                 $11,430            $11,707
12/99                                               $16,220                 $12,104            $12,682

PERFORMANCE(c)
DECEMBER 31, 1999

                                                        CUMULATIVE
                                               SINCE      SINCE
GLOBAL EQUITY FUND                   1 YEAR  INCEPTION  INCEPTION
Class I
Average Annual Total Return(d)       62.20%   62.20%      62.20%
S&P 500 Stock Index
Average Annual Total Return(a)       21.04%   21.04%      21.04%
MSCI-ACWI Free
Average Annual Total Return(b)       26.82%   26.82%      26.82%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the board domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) The Morgan Stanley Capital International ("MSCI") Global Equity All Country World Free Index ("ACWI Free") is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries in the Americas, Europe/Middle East, and Asia/Pacific regions. The Index is calculated without dividends or with gross dividends reinvested, in both U.S. Dollars and local currencies. The MSCI ACWI Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  The Class I shares commenced operations on December 31, 1998.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
CONSUMER DURABLES SECTOR                                       3.6%
                    AUTOMOTIVE RELATED                         0.4%
        2    DE     Porsche AG (Non-Voting
                    Preferred Shares)                                  $    5,480
                    CONSUMER DURABLES                          3.2%
      180    JP     Sony Corp. (ADR)                                       51,255

CONSUMER NON-DURABLES SECTOR                                   6.5%
                    BEVERAGE/TOBACCO                           0.7%
       70    US     Anheuser-Busch Companies Inc.                           4,961
      120    US     Coca Cola Co.                                           6,990
                                                                       ----------
                                                                           11,951
                                                                       ----------
                    HOUSEHOLD/RELATED NON-DURABLES             2.1%
      250    US     Colgate Palmolive Co.                                  16,250
      410    US     Gillette Co.                                           16,887
                                                                       ----------
                                                                           33,137
                                                                       ----------
                    LEISURE TIME PRODUCTS/SERVICES             0.3%
      100    US     McDonalds Corp.                                         4,031

                    RETAIL TRADE                               3.4%
       42    FR     Carrefour Supermarche S.A.                              7,747
      160    US     Circuit City Stores Inc.                                7,210
      902    UK     Dixons Group PLC                                       21,701
       80    NL     Gucci Group                                             9,160
      240    US     Safeway Inc. *                                          8,535
                                                                       ----------
                                                                           54,353
                                                                       ----------
CYCLICAL/CAPITAL GOODS SECTOR                                 11.0%
                    AEROSPACE/DEFENSE                          0.5%
      150    US     General Dynamics Corp.                                  7,913

                    CHEMICALS/TEXTILES                         0.4%
      115    NL     Akzo Nobel N.V.                                         5,769

                    ELECTRICAL EQUIPMENT                       3.0%
      250    US     General Electric Co.                                   38,687
       70    DE     Siemens AG                                              8,906
                                                                       ----------
                                                                           47,593
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    INDUSTRIAL EQUIPMENT                       1.2%
                                                              INDUSTRIAL EQUIPMENT
                                                               1.2%:(Continued)
      500    BH     Tyco International Ltd.                            $   19,437
                    RAW/BASIC MATERIALS                        5.9%
      230    CA     Alcan Aluminum Ltd.                                     9,473
      943    AU     Broken Hill Proprietary Co.
                    Ltd.                                                   12,339
        8    CH     Holderbank Financiere Glarus
                    AG                                                     10,954
    2,500    IE     Jefferson Smurfit Group PLC                             7,488
    7,000    JP     Marubeni Corp.                                         29,375
      350    KR     Pohang Iron & Steel Co. Ltd.
                    (ADR)                                                  12,250
      290    FI     UPM-Kymmene Oyj                                        11,685
                                                                       ----------
                                                                           93,564
                                                                       ----------
ENERGY SECTOR                                                  3.6%
                    ENERGY                                     3.6%
      649    UK     BP Amoco PLC                                            6,549
      300    US     Enron Corp.                                            13,312
      140    US     Schlumberger Ltd.                                       7,875
    1,670    UK     Shell Transport & Trading Co.                          13,874
      110    FR     Total Fina S.A. (B Shares)                             14,682
       27    US     Transocean Sedco Forex Inc.                               910
                                                                       ----------
                                                                           57,202
                                                                       ----------
HEALTH CARE SECTOR                                             7.5%
                    DRUGS AND HOSPITAL SUPPLIES                7.5%
      200    US     Amgen Inc. *                                           12,013
      135    US     Bristol-Myers Squibb Co.                                8,665
       80    US     Genentech Inc. *                                       10,760
      463    UK     Glaxo Wellcome PLC                                     13,113
      120    US     Guidant Corp. *                                         5,640
      150    US     Merck & Co. Inc.                                       10,060
      135    US     PE Biosystems Group                                    16,242
      105    US     Pfizer Inc.                                             3,406
      165    US     Pharmacia & Upjohn Inc.                                 7,425
      154    FR     Sanofi Synthelabo S.A. *                                6,413
      300    US     Warner Lambert Co.                                     24,581
                                                                       ----------
                                                                          118,318
                                                                       ----------
INTEREST-SENSITIVE SECTOR                                     11.5%
                    BANKING                                    5.4%
    1,000    JP     Asahi Bank Ltd.                                         6,163
      300    US     Bank of New York Inc.                                  12,000
      150    FR     Banque Nationale de Paris                              13,841
      190    DE     Bayerische Hypo- und
                    Vereinsbank AG                                         12,977
      125    US     Citigroup Inc.                                          6,945

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    BANKING (CONTINUED)
      465    SG     DBS Group Holdings Ltd. *                          $    7,620
      140    DE     Deutsche Bank AG                                       11,825
        4    UK     HSBC Holdings PLC                                          56
    1,000    JP     Industrial Bank of Japan Ltd.                           9,635
      404    UK     Lloyds TSB Group PLC                                    5,016
                                                                       ----------
                                                                           86,078
                                                                       ----------
                    GENERAL FINANCE                            2.5%
       30    JP     Aiful Corp.                                             3,668
      140    US     Charles Schwab Corp.                                    5,373
    2,000    JP     Daiwa Securities Group Inc.                            31,282
                                                                       ----------
                                                                           40,323
                                                                       ----------
                    INSURANCE                                  3.6%
       40    DE     Allianz AG                                             13,438
      400    UK     Allied Zurich AG PLC                                    4,715
      142    US     American International Group
                    Inc.                                                   15,354
       45    FR     Axa S.A.                                                6,274
        7    UK     CGU PLC                                                   113
      836    UK     Prudential Corp. PLC                                   16,306
                                                                       ----------
                                                                           56,200
                                                                       ----------
TECHNOLOGY SECTOR                                             37.3%
                    COMPUTERS/OFFICE EQUIPMENT                 8.2%
      140    US     E M C Corp. *                                          15,295
      205    JP     Fujitsu Ltd. (ADR)                                     47,355
      140    US     Hewlett-Packard Co.                                    15,951
      110    US     International Business
                    Machines                                               11,880
      250    JP     NEC Corp. (ADR)                                        30,469
      120    US     Sun Microsystems Inc. *                                 9,292
                                                                       ----------
                                                                          130,242
                                                                       ----------
                    ELECTRONICS/NEW TECHNOLOGY                18.8%
      180    NL     ASM Lithography Holding N.V.
                    (ADR) *                                                20,475
      260    US     Cisco Systems Inc. *                                   27,853
      200    DE     Epcos AG *                                             15,010
      240    US     JDS Uniphase Corp. *                                   38,715
      100    US     Lucent Technologies Inc.                                7,481
       90    US     Motorola Inc.                                          13,253
      280    FI     Nokia Oyj                                              50,770
      215    CA     Nortel Networks Corp.                                  21,715
      240    US     QUALCOMM Inc. *                                        42,270
       40    KR     Samsung Electronics                                     9,370
      215    FR     STMicroelectronics N.V. (NY
                    Registered Shares)                                     32,559

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    ELECTRONICS/NEW TECHNOLOGY
                    (CONTINUED)
      392    TW     Taiwan Semiconductor
                    Manufacturing Co. (ADR)                            $   17,640
                                                                       ----------
                                                                          297,111
                                                                       ----------
                    TECHNOLOGY SERVICES                       10.3%
      400    US     Amdocs Ltd. *                                          13,800
      130    US     BMC Software Inc. *                                    10,392
      150    UK     CMG PLC                                                11,003
      180    US     Exodus Communications Inc. *                           15,986
      405    US     Microsoft Corp. *                                      47,284
      650    UK     Misys PLC                                              10,086
      200    US     Oracle Corp. *                                         22,413
       75    US     Yahoo Inc. *                                           32,452
                                                                       ----------
                                                                          163,416
                                                                       ----------
TELEMEDIA/SERVICES SECTOR                                     18.4%
                    COMMUNICATION SERVICES                    15.2%
      115    US     Bell Atlantic Corp.                                     7,080
       11    UK     British Telecom PLC                                       266
    6,000    HK     China Telecom (Hong Kong) Ltd.
                    *                                                      37,435
      400    US     Infonet Services Corp. (Class
                    B) *                                                   10,500
      150    KR     Korea Telecom Corp. (ADR)                              11,212
      172    DE     Mannesmann AG                                          41,497
      270    US     MCI WorldCom Inc. *                                    14,327
      220    JP     Nippon Telegraph & Telephone
                    Corp. (ADR)                                            18,947
        1    JP     NTT Mobile Communications
                    Network Inc.                                           38,443
      150    US     SBC Communications Inc.                                 7,313
      300    FI     Sonera Oyj                                             20,565
    1,000    IT     Telecom Italia Mobile SpA                              11,172
      135    MX     Telefonos De Mexico (ADR)                              15,187
    1,415    UK     Vodafone Airtouch PLC                                   7,051
                                                                       ----------
                                                                          240,995
                                                                       ----------
                    MEDIA                                      3.2%
      100    JP     Asatsu-DK Inc.                                          6,749
      150    US     Clear Channel Communications *                         13,387
       10    FR     Havas Advertising S.A.                                  4,261
        8    FR     Societe Television Francaise 1                          4,191
      115    US     Time Warner Inc.                                        8,330
      250    UK     WPP Group PLC                                           3,916
      130    US     Young & Rubicam Inc.                                    9,198
                                                                       ----------
                                                                           50,032
                                                                       ----------
TOTAL EQUITY INVESTMENTS (COST $1,092,473)                    99.4%     1,574,400
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         0.1%
      912    US     SSgA Money Market Fund                             $      912
       67    US     SSgA U.S. Government Money
                    Market Fund                                                67
                                                                       ----------
TOTAL SHORT-TERM INVESTMENTS (COST $979)                       0.1%           979
                                                                       ----------
TOTAL INVESTMENTS (COST $1,093,452)**                         99.5%     1,575,379
                    OTHER ASSETS LESS LIABILITIES              0.5%         8,696
                                                                       ----------
                    NET ASSETS                               100.0%    $1,584,075
                                                                       ==========

--------------------------------

*    Non-income producing security
ADR  American Depository Receipt

Tax Information:

** For Federal income tax purposes, cost is $1,096,708 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $500,955
Unrealized depreciation                              (22,284)
                                                    --------
Net unrealized appreciation                         $478,671
                                                    ========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 December 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1999 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Australia                         AU        0.8%                  0.8%
Bermuda                           BH        1.2%                  1.2%
Canada                            CA        2.0%                  2.0%
Finland                           FI        5.2%                  5.2%
France                            FR        5.7%                  5.7%
Germany                           DE        6.9%                  6.9%
Hong Kong                         HK        2.4%                  2.4%
Ireland                           IE        0.5%                  0.5%
Italy                             IT        0.7%                  0.7%
Japan                             JP       17.2%                 17.2%
Korea                             KR        2.1%                  2.1%
Mexico                            MX        1.0%                  1.0%
Netherlands                       NL        2.2%                  2.2%
Singapore                         SG        0.5%                  0.5%
Switzerland                       CH        0.7%                  0.7%
Taiwan                            TW        1.1%                  1.1%
United Kingdom                    UK        7.2%                  7.2%
United States                     US       42.0%       0.6%      42.6%
                                         ------     ------      -----
  Total                                    99.4%       0.6%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Management's Performance Review

        A focus on rebounding emerging market debt in the face of rising interest rates allowed investors in the Dresdner RCM Strategic Income Fund to earn a positive total return for 1999. For the year ended December 31, 1999, the Fund returned 2.67% while the Lehman Brothers U.S. Universal Index, the Fund's unmanaged benchmark, returned 0.18%. While the Fund's total return -- which equals bond income plus or minus changes in bond prices -- was modest, its income to shareholders, at 7.09%, was well in excess of inflation.

MARKET REVIEW

        During the 1990s, there have been two negative performing years for bonds -- 1994 and 1999. In both years, interest rates rose rapidly because of a surging economy. In 1999, rates rose sharply because the U.S. economy continued to be very robust and bond investors wanted to be compensated for future inflation. Meanwhile, other economies were rebounding from the recession of 1997-1998, boosting the demand for credit as well as commodities. Indeed, with oil prices more than doubling, inflation began to rise moderately, reversing a downward trend that had lasted several years. The Federal Reserve Board responded by raising short-term interest rates three times in an effort to cool the economy and stave off inflation.

        U.S. Treasury bonds, which have no credit component, performed the worst of all fixed income asset classes in 1999. The Merrill Lynch U.S. Treasury Master Index, a measure of a broad maturity spectrum of U.S. Treasury bonds, returned -2.38% during 1999. The results might have been worse had the federal government not posted its first surplus in 30 years, thus reducing supply and exerting upward pressure on prices. Another reason for the poor performance was that government bonds were overbought in 1998 as global investors engaged in a flight to quality. That position was unwound in 1999, when investor behavior reflected a flight from quality, as it became apparent that the world economy would not collapse, and in fact, would be strong and there would be a surge in credit demand. Indeed, the J.P. Morgan Emerging Markets Bond Index returned 21.58% in 1999.

FACTORS AFFECTING PERFORMANCE

        During 1999, the Dresdner RCM Strategic Income Fund reduced its allocation to U.S. Treasuries, the worst performing fixed income class, from about 50% at the end of January, 1999 to zero by year-end. That decision explains some of the Fund's outperformance during the year. In addition, the portfolio's duration -- its sensitivity to changes in interest rates -- was slightly shorter than the benchmark. As a result, the bonds in the portfolio decreased relatively less in price in the rising interest rate environment of 1999. The most important reason for the Fund's outperformance was its weighting in emerging market bonds. The balance of the portfolio was invested in investment-grade corporate bonds, mortgage-backed securities and domestic high-yield bonds.

        Investment-grade corporate bonds, which ended 1999 at about 5% of the Fund, offered modest incremental income over Treasury bonds of about one percent. The sector was adversely affected during the summer by Y2K concerns that third quarter supply would surge because issuers would want to get their financing out of the way. In addition, investors became more concerned about event risk -- hence, the modest performance for 1999.

        The Fund's mortgage component, at about 20% throughout the year, offered about a 2.5% incremental yield over Treasury bonds. Mortgages are unique in that they permit borrowers to refinance at any time, which is a risk in a falling interest rate environment. However, mortgages typically outperform when interest rates are rising because homeowners do not refinance. Meanwhile, investors are compensated for the prepayment risk with higher coupons.

        The Fund included a 4.5% position in Greek bonds at year-end, on the theory that Greece will likely join the European Monetary Union. Although the bonds did appreciate, the Greek Dracma declined in value along with the euro, thus offsetting the bonds' appreciation.

        Domestic high-yield bonds, which comprised 28% of the Fund at year-end, offered modest incremental returns, with the Merrill Lynch High Yield U.S. Corporates

 Dresdner RCM Strategic Income Fund
 Management's Performance Review
index up just 1.57%. Although there were no problem credits in the portfolio, there were some defaults in the high-yield market that caused broader nervousness.

        The best performing sector was emerging market debt, which began 1999 at very high yields on the heels of the Asian and Russian economic crises. World growth rebounded beyond expectations, boosting credit quality and bond prices. The Fund's allocation to emerging market debt increased during the year to about 33% at year-end. Areas of particular interest include Latin America, which is benefiting from strengthening oil prices, and Asia, where economies have rebounded, and Eastern Europe including Russia, where yields are extremely high to compensate investors for risk.

OUTLOOK

        Dresdner RCM believes that global growth is likely to remain strong, emerging market debt continues to be attractive. Meanwhile, the outlook for U.S. Treasury bonds, corporate bonds and mortgage-backed securities is cautious in an interest rate environment that continues to drift upward. Domestic high-yield bonds should have a better year in 2000 as 1999's relatively high default rate fades from view.

        Even with its high allocation to emerging markets and domestic high-yield debt, the Dresdner RCM Strategic Income Fund maintains an average credit rating of BAA(2)/BBB+ while yielding around 9% -- a compelling premium over inflation.

 Dresdner RCM Strategic Income Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 INVESTMENT (12/31/98 - 12/31/99)(C)  CLASS I SHARES  LEHMAN BROTHERS U.S. UNIVERSAL INDEX(A)
12/98                                               $10,000                                  $10,000
1/99                                                $10,040                                  $10,067
2/99                                                 $9,840                                   $9,905
3/99                                                $10,020                                   $9,984
4/99                                                $10,336                                  $10,043
5/99                                                $10,057                                   $9,942
6/99                                                $10,060                                   $9,924
7/99                                                $10,011                                   $9,883
8/99                                                 $9,942                                   $9,872
9/99                                                $10,005                                   $9,979
10/99                                               $10,052                                  $10,021
11/99                                               $10,126                                  $10,037
12/99                                               $10,267                                  $10,018

PERFORMANCE(b)
DECEMBER 31, 1999

                                                        CUMULATIVE
                                               SINCE      SINCE
STRATEGIC INCOME FUND                1 YEAR  INCEPTION  INCEPTION
Class I
Average Annual Total Return(c)       2.67%     2.67%      2.67%
Lehman Brothers U.S. Universal
Index
Average Annual Total Return(a)       0.18%     0.18%      0.18%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Lehman Brothers U.S. Universal Index, like the Lehman Brothers Aggregate Index, is modular and combines the core Lehman Aggregate Index with the following cap-weighted sub-sectors: High Yield, Emerging Market, Rule 144a, and Eurobond Dollar. The Index is broadly diversified by sector, but is concentrated in AAA-rated and government quality issues.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  The Class I shares commenced operations on December 31, 1998.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 December 31, 1999

FACE                                                         % OF          MARKET VALUE
AMOUNT       CURRENCY                                     NET ASSETS         (NOTE 1)

------------------------------------------------------------------------------------------
DEBT INVESTMENTS
                       ARGENTINA                                  8.2%
    53,000     ARS     Republic of Argentina
                       3.114%, maturing 4/1/01,
                       Floating Rate-Bocon Bond                             $   21,342
    38,000     ARS     Republic of Argentina
                       3.114%, maturing 9/1/02,
                       Floating Rate-Bocon Bond                                 28,820
    55,000     USD     Republic of Argentina
                       0.000%, maturing 10/15/03,
                       Zero Coupon                                              36,713
   162,800     USD     Republic of Argentina
                       6.813%, maturing 3/31/05,
                       Floating Rate                                           148,148
                                                                            ----------
                                                                               235,023
                                                                            ----------
                       BRAZIL                                     3.8%
    53,000     USD     Federal Republic of Brazil
                       7.000%, maturing 4/15/00,
                       Floating Rate                                            39,443
    93,417     USD     Federal Republic of Brazil, C
                       Bond
                       5.000%, with 3.00% Interest
                       Capitalization maturing
                       4/15/14                                                  70,184
                                                                            ----------
                                                                               109,627
                                                                            ----------
                       BULGARIA                                   2.3%
    93,000     USD     National Republic of Bulgaria
                       2.750%, maturing 7/28/12, Step
                       Coupon                                                   66,960
                       CANADA                                     3.6%
    50,000     CAD     Clearnet Communications Inc.
                       0.000%, maturing 5/1/09, Step
                       Coupon                                                   30,000
    25,000     USD     Gulf Canada Resources Ltd.
                       8.375%, maturing 11/15/05                                25,000
    50,000     USD     Imax Corp.
                       7.875%, maturing 12/1/05                                 47,000
                                                                            ----------
                                                                               102,000
                                                                            ----------
                       GREECE                                     4.5%
43,000,000     GRD     Hellenic Republic
                       6.000%, maturing 2/19/06                                128,462
                       INDIA                                      0.7%
    20,000     USD     Reliance Industries Ltd.
                       9.375%, maturing 6/24/26,
                       (144A)                                                   20,106
                       KOREA                                      1.1%
    17,000     USD     Korea Electric Power Corp.
                       6.375%, maturing 12/1/03                                 16,120
    17,000     USD     Korea Telecom Corp.
                       7.625%, maturing 4/15/07                                 15,836
                                                                            ----------
                                                                                31,956
                                                                            ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 December 31, 1999

FACE                                                        % OF           MARKET VALUE
AMOUNT       CURRENCY                                    NET ASSETS          (NOTE 1)

------------------------------------------------------------------------------------------

DEBT INVESTMENTS (CONTINUED)
                       PANAMA                                     1.2%
    43,000     USD     Republic of Panama
                       4.250%, maturing 7/17/14, Step
                       Coupon                                               $   33,648
                       PHILIPPINES                                2.4%
    70,000     USD     Republic of Philippines
                       9.875%, maturing 1/15/19                                 69,125
                       RUSSIA                                     1.3%
    55,000     USD     Russian Federation
                       12.750%, maturing 6/24/28,
                       (144A)                                                   38,500
                       TURKEY                                     2.2%
    60,000     USD     Republic of Turkey
                       11.875%, maturing 11/5/04                                61,950
                       UNITED KINGDOM                             0.5%
    15,000     USD     Royal Sun & Alliance Insurance
                       Group PLC
                       8.950%, maturing 10/15/29,
                       (144A)                                                   14,996
                       UNITED STATES                             53.6%
    75,000     EUR     Adelphia Communications Corp.
                       7.750%, maturing 1/15/09,
                       Series B                                                 67,875
    75,000     USD     Alaska Steel Corp.
                       7.875%, maturing 2/15/09                                 71,437
    15,000     USD     American General Institutional
                       Capital (144A)
                       7.570%, maturing 12/1/45,
                       (144A)                                                   13,992
    75,000     USD     American Standard Inc.
                       7.375%, maturing 2/1/08                                  69,562
    50,000     USD     Applied Power Inc.
                       8.750%, maturing 4/1/09                                  49,000
    50,000     USD     Calpine Corp.
                       7.750%, maturing 4/15/09                                 47,500
    25,000     USD     Charter Communication Holdings
                       LLC
                       8.250%, maturing 4/1/07                                  23,188
    15,000     USD     Dow Chemical Co.
                       7.375%, maturing 11/1/29                                 14,397
    50,000     USD     Echostar DBS Corp.
                       9.375%, maturing 2/1/09                                  50,365
   390,066     USD     Federal National Mortgage
                       Association
                       6.000%, maturing 1/1/29                                 356,785
   225,000     USD     Federal National Mortgage
                       Association, 7.000%,
                       30 year, TBA*                                           217,546
   100,000     USD     Fox/Liberty Networks LLC
                       9.750%, maturing 8/1/02, Step
                       Coupon                                                   80,250
    25,000     USD     Georgia Gulf Corp.
                       10.375%, maturing 11/1/07,
                       (144A)                                                   26,187
    25,000     USD     Global Crossing Holdings Ltd.
                       9.125%, maturing 11/15/06,
                       (144A)                                                   24,813

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 December 31, 1999

FACE                                                        % OF           MARKET VALUE
AMOUNT       COUNTRY                                     NET ASSETS          (NOTE 1)

------------------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
                       UNITED STATES (CONTINUED)
    25,000     USD     HMH Properties
                       7.875%, maturing 8/1/08,
                       Series B                                             $   22,375
    25,000     USD     ISP Holdings Inc.
                       9.750%, maturing 2/15/02,
                       Series B                                                 25,125
    35,000     USD     Liberty Media Group
                       8.500%, maturing 7/15/29,
                       (144A)                                                   35,264
    15,000     USD     Lucent Technologies Inc.
                       6.450%, maturing 3/15/29                                 13,127
    25,000     USD     Manadalay Resort Group
                       9.250%, maturing 12/1/05                                 25,437
    25,000     USD     Navistar International Corp.
                       8.000%, maturing 2/1/08,
                       Series B                                                 24,063
    50,000     USD     Nextel Communications Inc.
                       9.950%, maturing 2/15/08, Step
                       Coupon                                                   35,375
    75,000     USD     Owens Illinois Inc.
                       7.350%, maturing 5/15/08                                 68,110
    25,000     USD     Qwest Communications
                       International Inc.
                       8.290%, maturing 2/1/08,
                       Series B, Step Coupon                                    19,125
    30,000     USD     Rohm & Haas Co.
                       7.850%, maturing 7/15/29                                 30,102
    25,000     USD     Sbarro Inc.
                       11.000%, maturing 9/15/09,
                       (144A)                                                   25,750
    25,000     USD     Scotts Co.
                       8.625%, maturing 1/15/09,
                       (144A)                                                   24,500
    25,000     USD     Stater Bros. Holdings Inc.
                       10.750%, maturing 8/15/06,
                       (144A)                                                   25,125
    60,000     USD     Waste Management Inc.
                       6.875%, maturing 5/15/09,
                       (144A)                                                   50,104
                                                                            ----------
                                                                             1,536,479
                                                                            ----------
                       VENEZUELA                                  1.8%
    78,000     USD     Republic of Venezuela
                       9.250%, maturing 9/15/27                                 51,776
                                                                            ----------
TOTAL DEBT INVESTMENTS (COST $2,556,159)                         87.2%       2,500,608
                                                                            ----------
PREFERRED STOCKS
  SHARES
-----------
                       UNITED STATES                              0.9%
       635     USD     Citigroup Inc. 5.864%,
                       Preferred Shares-Series M                                26,353
                                                                            ----------
TOTAL PREFERRED STOCKS (COST $29,083)                             0.9%          26,353
                                                                            ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 December 31, 1999

FACE                                                        % OF           MARKET VALUE
AMOUNT       CURRENCY                                    NET ASSETS          (NOTE 1)

------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS

                       COMMERCIAL PAPER                            7.0%
    75,000     USD     Associates Corp. of North
                       America
                       5.670%, maturing 1/14/00 **                          $   74,846
   125,000     USD     Citicorp.
                       5.670%, maturing 1/28/00 **                             124,469
                                                                            ----------
                                                                               199,315
                                                                            ----------

  SHARES
----------
                       MONEY MARKET FUNDS                          9.0%
   128,944     USD     SSgA Money Market Fund **                               128,944
   128,944     USD     SSgA U.S. Government Money
                       Market Fund                                             128,944
                                                                            ----------
                                                                               257,888
                                                                            ----------
TOTAL SHORT-TERM INVESTMENTS (COST $457,203)                      16.0%        457,203
                                                                            ----------

TOTAL INVESTMENTS (COST $3,042,445)***                           104.1%      2,984,164

                       OTHER ASSETS LESS LIABILITIES              (4.1)%      (117,797)
                                                                            ----------
                       NET ASSETS                                100.0%     $2,866,367
                                                                            ==========

--------------------------------

144A Security is purchased prusuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 December 31, 1999

* Settlement of mortgage backed securities is on a delayed delivery basis with the final maturity to be announced (TBA) in the future. At December 31,1999, the cost of the Fund's forward commitment purchases was $220,209.

** A portion of this security has been segregated to cover the forward commitment purchases.

Tax Information:

*** For Federal income tax purposes, cost is $3,067,221 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $ 41,153
Unrealized depreciation                             (124,210)
                                                    --------
Net unrealized depreciation                         $(83,057)
                                                    ========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1999 categorized by country:

                                            % OF NET ASSETS
                                ----------------------------------------
                                PREFERRED           SHORT-TERM
COUNTRY                           STOCK     DEBT    AND OTHER    TOTAL

------------------------------------------------------------------------
Argentina                                    8.2%                  8.2%
Brazil                                       3.8%                  3.8%
Bulgaria                                     2.3%                  2.3%
Canada                                       3.6%                  3.6%
Greece                                       4.5%                  4.5%
India                                        0.7%                  0.7%
Korea                                        1.1%                  1.1%
Panama                                       1.2%                  1.2%
Philippines                                  2.4%                  2.4%
Russia                                       1.3%                  1.3%
Turkey                                       2.2%                  2.2%
United Kingdom                               0.5%                  0.5%
United States                       0.9%    53.6%       11.9%     66.4%
Venezuela                                    1.8%                  1.8%
                                 ------     ----     -------     -----
  Total                             0.9%    87.2%       11.9%    100.0%
                                 ======     ====     =======     =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Management's Performance Review

        Due to the fact that the Dresdner RCM Balanced Fund only had a 15 day operating history in 1999, a formal Management Performance Review is not being provided. In lieu of this Review, the Fund's Goal and Principal Investment Strategies are listed below for your information.

        For additional information on Dresdner RCM Balanced Fund, please see the prospectus for complete information, including risks, fees and expenses.

GOAL

        The Fund's goal is to seek long term capital appreciation and current income by investing in a diversified portfolio of equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES

        Under normal market conditions, the Fund will invest up to 75% of its total assets in equity securities and at least 25% of its total assets in investment grade fixed income securities. Up to 30% of the Fund's total assets may be invested in securities of foreign issuers.

        The Fund will allocate its assets among various types of equity and fixed income securities. The allocation of the Fund's assets will fluctuate with factors affecting the relative attractiveness of such equity and fixed income securities. These factors include, among others: general market and economic conditions and trends, interest and inflation rates, fiscal and monetary developments, long-term corporate earnings growth, and expected total return and risk of each asset class.

        The Fund focuses its equity securities on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. Foreign stocks are chosen using a similar process, while also considering country allocation and currency exposure. The Fund's equity securities may be of any capitalization. However, the Fund will generally not invest in securities with market capitalizations below $1 billion.

        The Fund uses fundamental and original research to select fixed income securities and manage the mix between U.S. and foreign bonds. The Fund's debt securities may be of any maturity. A bond's maturity and duration, among other factors, are important components to the Fund's fixed income process.

 Dresdner RCM Balanced Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 INVESTMENT (12/15/99 - 12/31/99)(E)  CLASS I SHARES  S&P 500 STOCK INDEX(A)      LEHMAN BROTHERS
                                                                                     AGGREGATE BOND INDEX(B)

12/99                                               $10,000                 $10,000                  $10,000
12/99                                               $10,650                 $10,400                   $9,938

$10,000 INVESTMENT (12/15/99 - 12/31/99)(E)      BLENDED S&P 500
                                              STOCK/LEHMAN BROTHERS
                                             AGGREGATE BOND INDEX(C)
12/99                                                        $10,000
12/99                                                        $10,215

PERFORMANCE(d)(f)
DECEMBER 31, 1999

                                                                       CUMULATIVE
                                                         SINCE           SINCE
BALANCED FUND                            YTD(F)        INCEPTION       INCEPTION
Class I
Average Annual Total Return(d)(e)             6.50%           6.50%           6.50%
S&P 500 Stock Index
Average Annual Total Return(a)                4.00%           4.00%           4.00%
Lehman Brothers Aggregate Bond
Index
Average Annual Total Return(b)               -0.62%          -0.62%          -0.62%
Blended S&P 500 Stock/Lehman
Brothers
Aggregate Bond Index
Average Annual Total Return(c)                2.15%           2.15%           2.15%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) The Lehman Brothers Aggregate Bond Index, which is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
(c) The Blended S & P 500 Stock /Lehman Brothers Aggregate Bond Index is a blended index comprised of the performance of the two indexes weighted 60% Standard & Poor's 500 Stock Index and 40% Lehman Brothers Aggregate Bond Index.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e)  The Class I shares commenced operations on December 15, 1999.
(f)  Unannualized.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF          MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS         (NOTE 1)

---------------------------------------------------------------------------------------
EQUITY INVESTMENTS
CONSUMER NON-DURABLES SECTOR                                   10.0%
                    BEVERAGE/TOBACCO                            1.9%
      100    US     Anheuser-Busch Companies Inc.                        $    7,087
      100    US     Coca Cola Co.                                             5,825
      300    US     Coca Cola Enterprises Inc.                                6,038
                                                                         ----------
                                                                             18,950
                                                                         ----------
                    HOUSEHOLD/RELATED NON-DURABLES              3.3%
      200    US     Colgate Palmolive Co.                                    13,000
      400    US     Estee Lauder Cos. Inc. (Class
                    A)                                                       20,175
                                                                         ----------
                                                                             33,175
                                                                         ----------
                    LEISURE TIME PRODUCTS/SERVICES              1.6%
      400    US     McDonalds Corp.                                          16,125
                    RETAIL TRADE                                3.2%
      200    US     Costco Cos. Inc. *                                       18,250
      500    US     Walgreen Co.                                             14,625
                                                                         ----------
                                                                             32,875
                                                                         ----------
CYCLICAL/CAPITAL GOODS SECTOR                                   7.4%
                    AEROSPACE/DEFENSE                           1.2%
      200    US     Honeywell International Inc.                             11,538
                    ELECTRICAL EQUIPMENT                        3.1%
      200    US     General Electric Co.                                     30,950
                    INDUSTRIAL EQUIPMENT                        2.3%
      600    BH     Tyco International Ltd.                                  23,325
                    RAW/BASIC MATERIALS                         0.8%
      100    US     Alcoa Inc.                                                8,300
ENERGY SECTOR                                                   2.3%
                    ENERGY                                      2.3%
      300    US     Enron Corp.                                              13,313
      250    US     Weatherford International Inc.                            9,984
                                                                         ----------
                                                                             23,297
                                                                         ----------
HEALTH CARE SECTOR                                             11.8%
                    DRUGS AND HOSPITAL SUPPLIES                11.8%
      400    US     Amgen Inc. *                                             24,025
      200    US     Bristol-Myers Squibb Co.                                 12,838
      250    US     Eli Lilly & Co.                                          16,625
      100    US     Genentech Inc. *                                         13,450
      150    US     Guidant Corp. *                                           7,050
      200    US     Johnson & Johnson                                        18,625

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 1999

                                                          % OF          MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS         (NOTE 1)

---------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    DRUGS AND HOSPITAL SUPPLIES
                    (CONTINUED)
      300    US     Pfizer Inc.                                          $    9,731
      200    US     Warner Lambert Co.                                       16,387
                                                                         ----------
                                                                            118,731
                                                                         ----------
INTEREST-SENSITIVE SECTOR                                       2.8%
                    BANKING                                     1.1%
      200    US     Citigroup Inc.                                           11,112
                    GENERAL FINANCE                             0.6%
      100    US     Federal National Mortgage
                    Association                                               6,244
                    INSURANCE                                   1.1%
      100    US     American International Group
                    Inc.                                                     10,813
TECHNOLOGY SECTOR                                              21.2%
                    COMPUTERS/OFFICE EQUIPMENT                  4.7%
      208    US     E M C Corp. *                                            22,724
      150    US     Hewlett-Packard Co.                                      17,091
       75    US     International Business
                    Machines                                                  8,100
                                                                         ----------
                                                                             47,915
                                                                         ----------
                    ELECTRONICS/NEW TECHNOLOGY                 13.0%
      200    US     Cisco Systems Inc. *                                     21,425
      200    US     Intel Corp.                                              16,462
      150    US     JDS Uniphase Corp. *                                     24,197
      100    US     Lucent Technologies Inc.                                  7,481
      150    FI     Nokia Corp. (ADR)                                        28,500
       50    CA     Nortel Networks Corp.                                     5,050
      160    US     QUALCOMM Inc. *                                          28,180
                                                                         ----------
                                                                            131,295
                                                                         ----------
                    TECHNOLOGY SERVICES                         3.5%
      300    US     Microsoft Corp. *                                        35,025
TELEMEDIA/SERVICES SECTOR                                       9.1%
                    COMMUNICATION SERVICES                      5.9%
      525    US     MCI WorldCom Inc. *                                      27,858
      400    US     Qwest Communications
                    International Inc. *                                     17,200
      300    UK     Vodafone AirTouch PLC (ADR)                              14,850
                                                                         ----------
                                                                             59,908
                                                                         ----------
                    MEDIA                                       3.2%
      200    US     Clear Channel Communications *                           17,850
      200    US     Time Warner Inc.                                         14,487
                                                                         ----------
                                                                             32,337
                                                                         ----------
TOTAL EQUITY INVESTMENTS (COST $595,237)                       64.6%        651,915
                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 1999

FACE                                                      % OF          MARKET VALUE
AMOUNT     COUNTRY                                     NET ASSETS         (NOTE 1)

---------------------------------------------------------------------------------------
DEBT INVESTMENTS
                    CORPORATE BONDS                             6.7%
    5,000    CA     Hydro Quebec 8.050%, maturing
                    7/7/24                                               $    5,281
    5,000    SK     Republic of Korea 8.875%,
                    maturing 4/15/08                                          5,244
   10,000    US     American General Finance Corp.
                    6.750%, maturing 11/15/04                                 9,700
   10,000    US     CIT Group Inc. 7.125%,
                    maturing 10/15/04                                         9,915
    5,000    US     CSX Corp. 6.250%, maturing
                    10/15/08                                                  4,524
    5,000    US     Ford Motor 6.625%, maturing
                    10/1/28                                                   4,338
    5,000    US     International Business
                    Machines 6.500%, maturing
                    1/15/28                                                   4,417
    5,000    US     Lehman Brothers Holdings Inc.
                    7.000%, maturing 5/15/03                                  4,933
    5,000    US     NBD Bank 8.250%, maturing
                    11/1/24                                                   5,259
    5,000    US     Safeway Inc. 7.500%, maturing
                    9/15/09                                                   4,902
    5,000    US     Tyco International Group S.A.
                    6.875%, maturing 1/15/29                                  4,249
    5,000    US     United Technologies Corp.
                    7.500%, maturing 9/15/29                                  4,887
                                                                         ----------
                                                                             67,649
                                                                         ----------
                    U.S. GOVERNMENT AND AGENCY
                    BONDS                                      26.3%
   15,000    US     Federal National Mortgage
                    Association 6.250%, maturing
                    5/15/29 ***                                              13,350
   80,000    US     Federal National Mortgage
                    Association, 7.000%,
                    30 year, TBA **                                          77,349
   80,000    US     Federal National Mortgage
                    Association, 7.500%,
                    30 year, TBA **                                          79,100
   65,000    US     United States Treasury Notes
                    5.500%, maturing 2/28/03 ***                             63,436
   35,000    US     United States Treasury Notes
                    5.625%, maturing 5/15/08 ***                             32,922
                                                                         ----------
                                                                            266,157
                                                                         ----------

TOTAL DEBT INVESTMENTS (COST $334,644)                         33.0%        333,806
                                                                         ----------

TOTAL INVESTMENTS (COST $929,881) ****                         97.6%        985,721

                    OTHER ASSETS LESS LIABILITIES
                    ***                                         2.4%         23,736
                                                                         ----------
                    NET ASSETS                                100.0%     $1,009,457
                                                                         ==========

--------------------------------

*    Non-income producing security

** Settlement of mortgage backed securities is on a delayed delivery basis with the final maturity to be announced (TBA) in the future. At December 31, 1999, the cost of the Fund's forward commitment purchases was $156,463.

*** A portion of this security and cash have been segregated to cover the forward commitment purchase.

ADR  American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 1999

Tax Information:

**** For Federal income tax purposes, cost is $849,503 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $148,995
Unrealized depreciation                              (12,777)
                                                    --------
Net unrealized appreciation                         $136,218
                                                    ========

The Fund's investments in securities at December 31, 1999 categorized by country:

                                                % OF NET ASSETS
                                    ---------------------------------------
                           COUNTRY                    SHORT-TERM
COUNTRY                     CODE    EQUITIES   DEBT   AND OTHER     TOTAL

---------------------------------------------------------------------------
Bermuda                      BH        2.3%                          2.3%
Canada                       CA        0.5%    0.5%                  1.0%
Finland                      FI        2.8%                          2.8%
South Korea                  SK                0.5%                  0.5%
United Kingdom               UK        1.5%                          1.5%
United States                US       57.5%   32.0%       2.4%      91.9%
                                    ------    ----     ------      -----
  Total                               64.6%   33.0%       2.4%     100.0%
                                    ======    ====     ======      =====

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Assets and Liabilities
 December 31, 1999
 (All numbers in thousands except net asset values per share)

                                                          LARGE CAP                  TAX MANAGED
                                                           GROWTH     BIOTECHNOLOGY    GROWTH
                                                            FUND          FUND          FUND
                                                         -----------  -------------  -----------
ASSETS:
  Investments at cost                                    $    11,168   $    8,672    $    1,571
                                                         ===========   ==========    ==========
  Foreign currency at cost                               $        --   $       --    $       --
                                                         ===========   ==========    ==========
  Short-term investments at cost                         $       525   $    1,348    $       22
                                                         ===========   ==========    ==========
  Investments at value (Note 1)                          $    15,445   $   12,597    $    2,186
  Foreign currency at value (Note 1)                              --           --            --
  Cash                                                            30          567            --
  Short-term investments at value (Note 1)                       525        1,348            22
  Receivables:
    Investments sold                                              27           --            --
    Fund shares sold                                              94          375            26
    Forward foreign currency contracts (Notes 1 and 6)            --           --            --
    Dividends                                                      7            2             1
    Interest                                                       1            2            --
    Investment Manager (Note 2)                                   76           46            83
  Insurance proceeds*                                             --           --            --
  Prepaid expenses                                                --           --            --
  Organizational costs (Note 5)                                    7           --            --
                                                         -----------   ----------    ----------
      Total Assets                                            16,212       14,937         2,318
                                                         -----------   ----------    ----------
LIABILITIES:
  Payables:
    Bank overdraft                                                --           --            --
    Investments purchased                                        302           --            --
    Fund shares repurchased                                       --           --            --
  Accrued Expenses:
    Management fees (Note 2)                                      --           --            --
    Distribution fees (Note 3)                                    --            2            --
    Directors' fees (Note 7)                                      31           31            23
    Other                                                         55           34            37
  Distributions payable                                           --           --            --
                                                         -----------   ----------    ----------
      Total Liabilities                                          388           67            60
                                                         -----------   ----------    ----------
NET ASSETS                                               $    15,824   $   14,870    $    2,258
                                                         ===========   ==========    ==========
NET ASSETS CONSIST OF:
  Paid-in capital (Note 4)                               $    11,260   $    9,979    $    1,655
  Accumulated net investment income (loss)                        --           --            --
  Accumulated net realized gain (loss) on investments,
    options written and foreign currency transactions            287          966           (12)
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                         --           --            --
  Net unrealized appreciation (depreciation) on
    investments                                                4,277        3,925           615
                                                         -----------   ----------    ----------
NET ASSETS                                               $    15,824   $   14,870    $    2,258
                                                         ===========   ==========    ==========
CLASS I NET ASSETS                                       $    14,898   $       --    $    1,499
                                                         ===========   ==========    ==========
CLASS I SHARES OUTSTANDING                                       781           --           100
                                                         ===========   ==========    ==========
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE (NOTES 1 AND 4)             $     19.07   $       --    $    14.99
                                                         ===========   ==========    ==========
CLASS N NET ASSETS                                       $       926   $   14,870    $      759
                                                         ===========   ==========    ==========
CLASS N SHARES OUTSTANDING                                        49          743            51
                                                         ===========   ==========    ==========
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE (NOTES 1 AND 4)             $     19.00   $    20.02    $    14.95
                                                         ===========   ==========    ==========

------------------------------------
* See "Notes to Financial Highlights," Footnote 13, page 106.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Assets and Liabilities
 December 31, 1999
 (All numbers in thousands except net asset values per share)

                                                           GLOBAL       GLOBAL       GLOBAL     INTERNATIONAL   EMERGING
                                                         SMALL CAP    TECHNOLOGY   HEALTH CARE  GROWTH EQUITY    MARKETS
                                                            FUND         FUND         FUND          FUND          FUND
                                                         ----------  ------------  -----------  -------------  -----------
ASSETS:
  Investments at cost                                    $   18,044  $    151,624  $    4,935   $    187,776   $     3,368
                                                         ==========  ============  ==========   ============   ===========
  Foreign currency at cost                               $       --  $        547  $       --   $        937   $       124
                                                         ==========  ============  ==========   ============   ===========
  Short-term investments at cost                         $      897  $     19,390  $      187   $      7,359   $        --
                                                         ==========  ============  ==========   ============   ===========
  Investments at value (Note 1)                          $   24,419  $    258,246  $    6,095   $    278,759   $     5,200
  Foreign currency at value (Note 1)                             --           550          --            937           124
  Cash                                                          145           536          --              1            59
  Short-term investments at value (Note 1)                      897        19,390         187          7,359            --
  Receivables:
    Investments sold                                            176         5,639          --            108            --
    Fund shares sold                                             98         5,641          12          2,405            35
    Forward foreign currency contracts (Notes 1 and 6)           --            --          --             --            --
    Dividends                                                     2            33           2            229             5
    Interest                                                      3            32           1             51             7
    Investment Manager (Note 2)                                  82            --          53             --           117
  Insurance proceeds*                                            --            --          --             --            --
  Prepaid expenses                                               --             5          --             12            --
  Organizational costs (Note 5)                                  --            16          --             --            12
                                                         ----------  ------------  ----------   ------------   -----------
      Total Assets                                           25,822       290,088       6,350        289,861         5,559
                                                         ----------  ------------  ----------   ------------   -----------
LIABILITIES:
  Payables:
    Bank overdraft                                               46            --          --             --            --
    Investments purchased                                       192         8,311          --            682            --
    Fund shares repurchased                                       4         1,028          --          1,643            19
  Accrued Expenses:
    Management fees (Note 2)                                     --           383          --             62            --
    Distribution fees (Note 3)                                   --            13           1             --            --
    Directors' fees (Note 7)                                     31            31          31             80            25
    Other                                                        46            95          34             95            62
  Distributions payable                                          --            --          --             --            --
                                                         ----------  ------------  ----------   ------------   -----------
      Total Liabilities                                         319         9,861          66          2,562           106
                                                         ----------  ------------  ----------   ------------   -----------
NET ASSETS                                               $   25,503  $    280,227  $    6,284   $    287,299   $     5,453
                                                         ==========  ============  ==========   ============   ===========
NET ASSETS CONSIST OF:
  Paid-in capital (Note 4)                               $   18,446  $    168,267  $    4,541   $    184,101   $     3,298
  Accumulated net investment income (loss)                     (104)          (16)         --         (1,060)           (2)
  Accumulated net realized gain (loss) on investments,
    options written and foreign currency transactions           784         5,350         583         13,280           325
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                         2             4          --             (5)           --
  Net unrealized appreciation (depreciation) on
    investments                                               6,375       106,622       1,160         90,983         1,832
                                                         ----------  ------------  ----------   ------------   -----------
NET ASSETS                                               $   25,503  $    280,227  $    6,284   $    287,299   $     5,453
                                                         ==========  ============  ==========   ============   ===========
CLASS I NET ASSETS                                       $   24,073  $    197,897  $       --   $    285,561   $     5,154
                                                         ==========  ============  ==========   ============   ===========
CLASS I SHARES OUTSTANDING                                    1,030         3,342          --         12,783           305
                                                         ==========  ============  ==========   ============   ===========
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE (NOTES 1 AND 4)             $    23.38  $      59.21  $       --   $      22.34   $     16.87
                                                         ==========  ============  ==========   ============   ===========
CLASS N NET ASSETS                                       $    1,430  $     82,330  $    6,284   $      1,738   $       299
                                                         ==========  ============  ==========   ============   ===========
CLASS N SHARES OUTSTANDING                                       61         1,392         441             78            18
                                                         ==========  ============  ==========   ============   ===========
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE (NOTES 1 AND 4)             $    23.31  $      59.13  $    14.25   $      22.31   $     16.84
                                                         ==========  ============  ==========   ============   ===========

                                                                        GLOBAL     STRATEGIC
                                                           EUROPE       EQUITY      INCOME      BALANCED
                                                            FUND         FUND        FUND         FUND
                                                         -----------  ----------  -----------  -----------
ASSETS:
  Investments at cost                                    $    44,014  $    1,092  $     2,585  $       930
                                                         ===========  ==========  ===========  ===========
  Foreign currency at cost                               $       894  $        3  $         8  $        --
                                                         ===========  ==========  ===========  ===========
  Short-term investments at cost                         $       412  $        1  $       457  $        --
                                                         ===========  ==========  ===========  ===========
  Investments at value (Note 1)                          $    67,781  $    1,574  $     2,527  $       986
  Foreign currency at value (Note 1)                             889           3            8           --
  Cash                                                            10          --           50           58
  Short-term investments at value (Note 1)                       412           1          457           --
  Receivables:
    Investments sold                                             600          --           --          127
    Fund shares sold                                              78          --           --           --
    Forward foreign currency contracts (Notes 1 and 6)            --          --            7           --
    Dividends                                                    110           1           --            1
    Interest                                                      45          --           44            3
    Investment Manager (Note 2)                                   48          65           48           17
  Insurance proceeds*                                            800          --           --           --
  Prepaid expenses                                                 3          --           --           --
  Organizational costs (Note 5)                                   --          --           --           --
                                                         -----------  ----------  -----------  -----------
      Total Assets                                            70,776       1,644        3,141        1,192
                                                         -----------  ----------  -----------  -----------
LIABILITIES:
  Payables:
    Bank overdraft                                                --          --           --           --
    Investments purchased                                         --          --          220          167
    Fund shares repurchased                                    1,175          --           --           --
  Accrued Expenses:
    Management fees (Note 2)                                      --          --           --           --
    Distribution fees (Note 3)                                    11          --           --           --
    Directors' fees (Note 7)                                       9          23           23            4
    Other                                                         79          37           32           12
  Distributions payable                                        1,592          --           --           --
                                                         -----------  ----------  -----------  -----------
      Total Liabilities                                        2,866          60          275          183
                                                         -----------  ----------  -----------  -----------
NET ASSETS                                               $    67,910  $    1,584  $     2,866  $     1,009
                                                         ===========  ==========  ===========  ===========
NET ASSETS CONSIST OF:
  Paid-in capital (Note 4)                               $    42,582  $    1,000  $     3,000  $       881
  Accumulated net investment income (loss)                       (17)         (1)         (29)           1
  Accumulated net realized gain (loss) on investments,
    options written and foreign currency transactions          1,590         103          (53)          71
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                        (12)         --            6           --
  Net unrealized appreciation (depreciation) on
    investments                                               23,767         482          (58)          56
                                                         -----------  ----------  -----------  -----------
NET ASSETS                                               $    67,910  $    1,584  $     2,866  $     1,009
                                                         ===========  ==========  ===========  ===========
CLASS I NET ASSETS                                       $        --  $    1,584  $     2,866  $     1,009
                                                         ===========  ==========  ===========  ===========
CLASS I SHARES OUTSTANDING                                        --         100          300           95
                                                         ===========  ==========  ===========  ===========
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE (NOTES 1 AND 4)             $        --  $    15.84  $      9.55  $     10.65
                                                         ===========  ==========  ===========  ===========
CLASS N NET ASSETS                                       $    67,910  $       --  $        --  $        --
                                                         ===========  ==========  ===========  ===========
CLASS N SHARES OUTSTANDING                                     4,212          --           --           --
                                                         ===========  ==========  ===========  ===========
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE (NOTES 1 AND 4)             $     16.12  $       --  $        --  $        --
                                                         ===========  ==========  ===========  ===========

------------------------------------
* See "Notes to Financial Highlights," Footnote 13, page 106.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Operations
 For the Year Ended December 31, 1999
 (All numbers in thousands)

                                                         LARGE CAP                 TAX MANAGED
                                                          GROWTH    BIOTECHNOLOGY    GROWTH
                                                           FUND         FUND          FUND
                                                         ---------  -------------  -----------
INVESTMENT INCOME: (NOTE 1)
  Income:
    Dividends                                             $   75       $   17         $   6
    Interest                                                  10            7             1
    Foreign tax withheld                                      --           --            --
                                                          ------       ------         -----
      Total investment income                                 85           24             7
                                                          ------       ------         -----
  Expenses:
    Investment management fees (Note 2)                       86           58            10
    Administration fees                                       31           31            31
    Shareholder servicing fee, Class I                        13           --            15
    Shareholder servicing fee, Class N                        14           19            15
    Registration and filing, Class I                          32           --            24
    Registration and filing, Class N                          19           30            18
    Reports to shareholders                                   19           19            20
    Accounting expense                                        40           15            17
    Audit fees                                                24           19            25
    Directors' fees and expenses (Note 7)                     28           28            28
    Legal fees**                                              18           17            14
    Custodian fees                                            10            6             7
    Distribution fees (Note 3)                                --           14            --
    Amortization of organization costs (Note 5)               --            3            --
    Reimbursement of expenses previously assumed by
      Investment Manager (Note 2)                             --           --            --
    Miscellaneous expenses                                     1            3             3
                                                          ------       ------         -----
      Total expenses before waivers and reimbursements       335          262           227
  Less: Expenses waived and reimbursed by Investment
    Manager (Note 2)                                        (218)        (175)         (210)
       Recovery from insurance proceeds**                     --           --            --
                                                          ------       ------         -----
      Total expenses waived, reimbursed, and recovered      (218)        (175)         (210)
                                                          ------       ------         -----
      Total net expenses                                     117           87            17
                                                          ------       ------         -----
        Net investment income (loss)                         (32)         (63)          (10)
                                                          ------       ------         -----
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                  2,485        2,836            27
  Net realized gain (loss) on foreign currency
    transactions                                              --          (16)           --
  Net realized gain on options written                        --           --            --
                                                          ------       ------         -----
      Net realized gain (loss)                             2,485        2,820            27
                                                          ------       ------         -----
  Net change in unrealized appreciation (depreciation)
    on investments                                         2,205        3,516           615
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                          --           --            --
                                                          ------       ------         -----
      Net unrealized appreciation (depreciation)           2,205        3,516           615
                                                          ------       ------         -----
      Net realized and unrealized gain (loss)              4,690        6,336           642
                                                          ------       ------         -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $4,658       $6,273         $ 632
                                                          ======       ======         =====

------------------------------------
* Period from December 15, 1999 (commencement of operations) to December 31,
1999.
** See "Notes to Financial Highlights," Footnote 13, page 106.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Operations
 For the Year Ended December 31, 1999
 (All numbers in thousands)

                                                          GLOBAL      GLOBAL      GLOBAL     INTERNATIONAL  EMERGING
                                                         SMALL CAP  TECHNOLOGY  HEALTH CARE  GROWTH EQUITY  MARKETS    EUROPE
                                                           FUND        FUND        FUND          FUND         FUND      FUND
                                                         ---------  ----------  -----------  -------------  --------  --------
INVESTMENT INCOME: (NOTE 1)
  Income:
    Dividends                                             $   24     $    152     $   35       $  1,870      $   46   $    999
    Interest                                                   6          169          4            165           6         74
    Foreign tax withheld                                      (3)          (3)        (1)          (192)         (5)      (128)
                                                          ------     --------     ------       --------      ------   --------
      Total investment income                                 27          318         38          1,843          47        945
                                                          ------     --------     ------       --------      ------   --------
  Expenses:
    Investment management fees (Note 2)                       72          683         55          1,234          35        928
    Administration fees                                       31           31         31             31          30         27
    Shareholder servicing fee, Class I                        16           29         --             17          14         --
    Shareholder servicing fee, Class N                        15           34         18             15          14         72
    Registration and filing, Class I                          31           61         --             28          23         --
    Registration and filing, Class N                          12           24         34             24          23         21
    Reports to shareholders                                   19           28         19             20          18         60
    Accounting expense                                        28           43         19             46          46         40
    Audit fees                                                24           24         19             54          25         55
    Directors' fees and expenses (Note 7)                     28           30         28             75          26        202
    Legal fees**                                              18           18         17             22          18        429
    Custodian fees                                            25           36         11            207          83         51
    Distribution fees (Note 3)                                 1           32         13              1          --         91
    Amortization of organization costs (Note 5)               --           15         --             --           4         --
    Reimbursement of expenses previously assumed by
      Investment Manager (Note 2)                             --            1         --             --          --         --
    Miscellaneous expenses                                     4            3          2              5           3         78
                                                          ------     --------     ------       --------      ------   --------
      Total expenses before waivers and reimbursements       324        1,092        266          1,779         362      2,054
  Less: Expenses waived and reimbursed by Investment
    Manager (Note 2)                                        (215)         (33)      (184)          (132)       (310)      (199)
       Recovery from insurance proceeds**                     --           --         --             --          --       (800)
                                                          ------     --------     ------       --------      ------   --------
      Total expenses waived, reimbursed, and recovered      (215)         (33)      (184)          (132)       (310)      (999)
                                                          ------     --------     ------       --------      ------   --------
      Total net expenses                                     109        1,059         82          1,647          52      1,055
                                                          ------     --------     ------       --------      ------   --------
        Net investment income (loss)                         (82)        (741)       (44)           196          (5)      (110)
                                                          ------     --------     ------       --------      ------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                  1,651        9,515      1,375         39,085         990     39,674
  Net realized gain (loss) on foreign currency
    transactions                                             (85)         538        (64)        (2,185)        (60)    (5,625)
  Net realized gain on options written                        --          581         --             --          --         --
                                                          ------     --------     ------       --------      ------   --------
      Net realized gain (loss)                             1,566       10,634      1,311         36,900         930     34,049
                                                          ------     --------     ------       --------      ------   --------
  Net change in unrealized appreciation (depreciation)
    on investments                                         5,651      101,298        206         64,060       1,662    (21,373)
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                           3            4         --            998          --        (42)
                                                          ------     --------     ------       --------      ------   --------
      Net unrealized appreciation (depreciation)           5,654      101,302        206         65,058       1,662    (21,415)
                                                          ------     --------     ------       --------      ------   --------
      Net realized and unrealized gain (loss)              7,220      111,936      1,517        101,958       2,592     12,634
                                                          ------     --------     ------       --------      ------   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $7,138     $111,195     $1,473       $102,154      $2,587   $ 12,524
                                                          ======     ========     ======       ========      ======   ========

                                                         GLOBAL  STRATEGIC
                                                         EQUITY   INCOME    BALANCED
                                                          FUND     FUND      FUND*
                                                         ------  ---------  --------
INVESTMENT INCOME: (NOTE 1)
  Income:
    Dividends                                            $  11     $   4      $  1
    Interest                                                 1       192        --
    Foreign tax withheld                                    (1)       (1)       --
                                                         -----     -----      ----
      Total investment income                               11       195         1
                                                         -----     -----      ----
  Expenses:
    Investment management fees (Note 2)                      8        22        --
    Administration fees                                     31        31         4
    Shareholder servicing fee, Class I                      --        --         1
    Shareholder servicing fee, Class N                      --        --        --
    Registration and filing, Class I                         6         8         1
    Registration and filing, Class N                        --        --        --
    Reports to shareholders                                 11        11         2
    Accounting expense                                      12         9         1
    Audit fees                                              24        24         2
    Directors' fees and expenses (Note 7)                   28        25         4
    Legal fees**                                            13        12         2
    Custodian fees                                          29        12        --
    Distribution fees (Note 3)                              --        --        --
    Amortization of organization costs (Note 5)             --        --        --
    Reimbursement of expenses previously assumed by
      Investment Manager (Note 2)                           --        --        --
    Miscellaneous expenses                                   2         2        --
                                                         -----     -----      ----
      Total expenses before waivers and reimbursements     164       156        17
  Less: Expenses waived and reimbursed by Investment
    Manager (Note 2)                                      (150)     (120)      (17)
       Recovery from insurance proceeds**                   --        --        --
                                                         -----     -----      ----
      Total expenses waived, reimbursed, and recovered    (150)     (120)      (17)
                                                         -----     -----      ----
      Total net expenses                                    14        36        --
                                                         -----     -----      ----
        Net investment income (loss)                        (3)      159         1
                                                         -----     -----      ----
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                  141       (47)        5
  Net realized gain (loss) on foreign currency
    transactions                                            (1)       19        --
  Net realized gain on options written                      --        --        --
                                                         -----     -----      ----
      Net realized gain (loss)                             140       (28)        5
                                                         -----     -----      ----
  Net change in unrealized appreciation (depreciation)
    on investments                                         482       (58)       56
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                        --         6        --
                                                         -----     -----      ----
      Net unrealized appreciation (depreciation)           482       (52)       56
                                                         -----     -----      ----
      Net realized and unrealized gain (loss)              622       (80)       61
                                                         -----     -----      ----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ 619     $  79      $ 62
                                                         =====     =====      ====

------------------------------------
* Period from December 15, 1999 (commencement of operations) to December 31,
1999.
** See "Notes to Financial Highlights," Footnote 13, page 106.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                            LARGE CAP GROWTH FUND           BIOTECHNOLOGY FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 1999  DEC. 31, 1998  DEC. 31, 1999  DEC. 31, 1998
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                              $   (32)       $   (6)        $   (63)       $  (30)
  Net realized gain (loss) on investments, foreign
    currency transactions and options written                 2,485         1,044           2,820           219
  Net change in unrealized appreciation
    (depreciation) on investments, foreign currency
    translations and options written                          2,205         1,181           3,516           409
                                                            -------        ------         -------        ------
  Net increase (decrease) in net assets resulting from
    operations                                                4,658         2,219           6,273           598
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                        --            (4)             --            --
    In excess of net investment income                           --            --              --            --
    Net realized gain on investments                         (2,517)         (758)             --            --
    In excess of net realized gain on investments                --            --              --            --
                                                            -------        ------         -------        ------
      Total distributions, Class I                           (2,517)         (762)             --            --
                                                            -------        ------         -------        ------
  Class N shares:
    Net investment income                                        --            --              --            --
    In excess of net investment income                           --            --              --            --
    Net realized gain on investments                            (46)           --          (1,875)         (109)
    In excess of net realized gain on investments                --            --              --            --
                                                            -------        ------         -------        ------
      Total distributions, Class N                              (46)           --          (1,875)         (109)
                                                            -------        ------         -------        ------
Total distributions to shareholders                          (2,563)         (762)         (1,875)         (109)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                               5,794         1,453           6,561           422
  Redemption fees (Note 1)                                       --            --              --            --
                                                            -------        ------         -------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       7,889         2,910          10,959           911
NET ASSETS:
  Beginning of period                                         7,935         5,025           3,911         3,000
                                                            -------        ------         -------        ------
  End of period                                             $15,824        $7,935         $14,870        $3,911
                                                            =======        ======         =======        ======
End of period net assets include net investment
  income (loss) of:                                         $    --        $   --         $    --        $   --
                                                            =======        ======         =======        ======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets (Capital Stock Activity) on pages 96 and 97.
** Period from December 15, 1999 (commencement of operations) to December 31, 1999.
*** Period from December 31, 1998 (commencement of operations) to December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                             TAX MANAGED GROWTH FUND         GLOBAL SMALL CAP FUND
                                                         -------------------------------  ----------------------------
                                                          YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 1999  DEC. 31, 1998***  DEC. 31, 1999  DEC. 31, 1998
                                                         -------------  ----------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                              $  (10)          $   --          $   (82)       $  (54)
  Net realized gain (loss) on investments, foreign
    currency transactions and options written                   27               --            1,566           557
  Net change in unrealized appreciation
    (depreciation) on investments, foreign currency
    translations and options written                           615               --            5,654           298
                                                            ------           ------          -------        ------
  Net increase (decrease) in net assets resulting from
    operations                                                 632               --            7,138           801
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                       --               --               --            --
    In excess of net investment income                          --               --               --            --
    Net realized gain on investments                           (21)              --             (868)         (362)
    In excess of net realized gain on investments               (2)              --               --            --
                                                            ------           ------          -------        ------
      Total distributions, Class I                             (23)              --             (868)         (362)
                                                            ------           ------          -------        ------
  Class N shares:
    Net investment income                                       --               --               --            --
    In excess of net investment income                          --               --               --            --
    Net realized gain on investments                            (6)              --              (86)           --
    In excess of net realized gain on investments               --               --               --            --
                                                            ------           ------          -------        ------
      Total distributions, Class N                              (6)              --              (86)           --
                                                            ------           ------          -------        ------
Total distributions to shareholders                            (29)              --             (954)         (362)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                                655            1,000           13,840           585
  Redemption fees (Note 1)                                      --               --               --            --
                                                            ------           ------          -------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      1,258            1,000           20,024         1,024
NET ASSETS:
  Beginning of period                                        1,000               --            5,479         4,455
                                                            ------           ------          -------        ------
  End of period                                             $2,258           $1,000          $25,503        $5,479
                                                            ======           ======          =======        ======
End of period net assets include net investment
  income (loss) of:                                         $   --           $   --          $  (104)       $   (1)
                                                            ======           ======          =======        ======

                                                            GLOBAL TECHNOLOGY FUND       GLOBAL HEALTH CARE FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 1999  DEC. 31, 1998  DEC. 31, 1999  DEC. 31, 1998
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                             $   (741)       $  (103)       $  (44)        $  (35)
  Net realized gain (loss) on investments, foreign
    currency transactions and options written                10,634          1,689         1,311            854
  Net change in unrealized appreciation
    (depreciation) on investments, foreign currency
    translations and options written                        101,302          4,072           206            366
                                                           --------        -------        ------         ------
  Net increase (decrease) in net assets resulting from
    operations                                              111,195          5,658         1,473          1,185
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                        --             --            --             --
    In excess of net investment income                           --             --            --             --
    Net realized gain on investments                         (4,100)          (464)           --             --
    In excess of net realized gain on investments                --             --            --             --
                                                           --------        -------        ------         ------
      Total distributions, Class I                           (4,100)          (464)           --             --
                                                           --------        -------        ------         ------
  Class N shares:
    Net investment income                                        --             --            --             --
    In excess of net investment income                           --             --            --             --
    Net realized gain on investments                         (1,490)            --        (1,103)          (473)
    In excess of net realized gain on investments                --             --            --             --
                                                           --------        -------        ------         ------
      Total distributions, Class N                           (1,490)            --        (1,103)          (473)
                                                           --------        -------        ------         ------
Total distributions to shareholders                          (5,590)          (464)       (1,103)          (473)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                             156,064          6,414           427            104
  Redemption fees (Note 1)                                       --             --            --             --
                                                           --------        -------        ------         ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     261,669         11,608           797            816
NET ASSETS:
  Beginning of period                                        18,558          6,950         5,487          4,671
                                                           --------        -------        ------         ------
  End of period                                            $280,227        $18,558        $6,284         $5,487
                                                           ========        =======        ======         ======
End of period net assets include net investment
  income (loss) of:                                        $    (16)       $    --        $   --         $   --
                                                           ========        =======        ======         ======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets (Capital Stock Activity) on pages 96 and 97.
** Period from December 15, 1999 (commencement of operations) to December 31, 1999.
*** Period from December 31, 1998 (commencement of operations) to December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                         INTERNATIONAL GROWTH EQUITY
                                                                     FUND                 EMERGING MARKETS FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 1999  DEC. 31, 1998  DEC. 31, 1999  DEC. 31, 1998
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                             $    196       $    435        $   (5)        $   35
  Net realized gain (loss) on investments, foreign
    currency transactions and options written                36,900         (4,599)          930           (463)
  Net change in unrealized appreciation
    (depreciation) on investments, foreign currency
    translations and options written                         65,058         18,441         1,662            174
                                                           --------       --------        ------         ------
  Net increase (decrease) in net assets resulting from
    operations                                              102,154         14,277         2,587           (254)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                      (854)        (1,801)           --            (24)
    In excess of net investment income                       (1,135)            --            --             --
    Net realized gain on investments                        (16,421)        (2,742)         (144)            --
    In excess of net realized gain on investments                --             --            --             --
                                                           --------       --------        ------         ------
      Total distributions, Class I                          (18,410)        (4,543)         (144)           (24)
                                                           --------       --------        ------         ------
  Class N shares:
    Net investment income                                        (4)            --            --             --
    In excess of net investment income                           (6)            --            --             --
    Net realized gain on investments                            (92)            --            (5)            --
    In excess of net realized gain on investments                --             --            --             --
                                                           --------       --------        ------         ------
      Total distributions, Class N                             (102)            --            (5)            --
                                                           --------       --------        ------         ------
Total distributions to shareholders                         (18,512)        (4,543)         (149)           (24)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                              81,682         13,798           281             16
  Redemption fees (Note 1)                                       --             --            --             --
                                                           --------       --------        ------         ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     165,324         23,532         2,719           (262)
NET ASSETS:
  Beginning of period                                       121,975         98,443         2,734          2,996
                                                           --------       --------        ------         ------
  End of period                                            $287,299       $121,975        $5,453         $2,734
                                                           ========       ========        ======         ======
End of period net assets include net investment
  income (loss) of:                                        $ (1,060)      $    662        $   (2)        $   (1)
                                                           ========       ========        ======         ======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets (Capital Stock Activity) on pages 98 and 99.
** Period from December 15, 1999 (commencement of operations) to December 31, 1999.
*** Period from December 31, 1998 (commencement of operations) to December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                                 EUROPE FUND                 GLOBAL EQUITY FUND
                                                         ----------------------------  -------------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                         DEC. 31, 1999  DEC. 31, 1998  DEC. 31, 1999  DEC. 31, 1998***
                                                         -------------  -------------  -------------  ----------------
OPERATIONS:
  Net investment income (loss)                             $    (110)     $   (666)       $   (3)          $   --
  Net realized gain (loss) on investments, foreign
    currency transactions and options written                 34,049        50,945           140               --
  Net change in unrealized appreciation
    (depreciation) on investments, foreign currency
    translations and options written                         (21,415)       13,394           482               --
                                                           ---------      --------        ------           ------
  Net increase (decrease) in net assets resulting from
    operations                                                12,524        63,673           619               --
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                         --            --            --               --
    In excess of net investment income                            --            --            (6)              --
    Net realized gain on investments                              --            --           (29)              --
    In excess of net realized gain on investments                 --            --            --               --
                                                           ---------      --------        ------           ------
      Total distributions, Class I                                --            --           (35)              --
                                                           ---------      --------        ------           ------
  Class N shares:
    Net investment income                                         --        (2,381)           --               --
    In excess of net investment income                          (336)           --            --               --
    Net realized gain on investments                         (16,858)      (46,368)           --               --
    In excess of net realized gain on investments                 --            --            --               --
                                                           ---------      --------        ------           ------
      Total distributions, Class N                           (17,194)      (48,749)           --               --
                                                           ---------      --------        ------           ------
Total distributions to shareholders                          (17,194)      (48,749)          (35)              --
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                             (119,298)           --            --            1,000
  Redemption fees (Note 1)                                       540            --            --               --
                                                           ---------      --------        ------           ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (123,428)       14,924           584            1,000
NET ASSETS:
  Beginning of period                                        191,338       176,414         1,000               --
                                                           ---------      --------        ------           ------
  End of period                                            $  67,910      $191,338        $1,584           $1,000
                                                           =========      ========        ======           ======
End of period net assets include net investment
  income (loss) of:                                        $     (17)     $ (2,619)       $   (1)          $   --
                                                           =========      ========        ======           ======

                                                              STRATEGIC INCOME FUND        BALANCED FUND
                                                         -------------------------------  ---------------
                                                          YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                         DEC. 31, 1999  DEC. 31, 1998***  DEC. 31, 1999**
                                                         -------------  ----------------  ---------------
OPERATIONS:
  Net investment income (loss)                              $  159           $   --           $    1
  Net realized gain (loss) on investments, foreign
    currency transactions and options written                  (28)              --                5
  Net change in unrealized appreciation
    (depreciation) on investments, foreign currency
    translations and options written                           (52)              --               56
                                                            ------           ------           ------
  Net increase (decrease) in net assets resulting from
    operations                                                  79               --               62
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                     (159)              --               --
    In excess of net investment income                         (54)              --               --
    Net realized gain on investments                            --               --               --
    In excess of net realized gain on investments               --               --               --
                                                            ------           ------           ------
      Total distributions, Class I                            (213)              --               --
                                                            ------           ------           ------
  Class N shares:
    Net investment income                                       --               --               --
    In excess of net investment income                          --               --               --
    Net realized gain on investments                            --               --               --
    In excess of net realized gain on investments               --               --               --
                                                            ------           ------           ------
      Total distributions, Class N                              --               --               --
                                                            ------           ------           ------
Total distributions to shareholders                           (213)              --               --
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                                 --            3,000              947
  Redemption fees (Note 1)                                      --               --               --
                                                            ------           ------           ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (134)           3,000            1,009
NET ASSETS:
  Beginning of period                                        3,000               --               --
                                                            ------           ------           ------
  End of period                                             $2,866           $3,000           $1,009
                                                            ======           ======           ======
End of period net assets include net investment
  income (loss) of:                                         $  (29)          $   --           $    1
                                                            ======           ======           ======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets (Capital Stock Activity) on pages 98 and 99.
** Period from December 15, 1999 (commencement of operations) to December 31, 1999.
*** Period from December 31, 1998 (commencement of operations) to December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                            LARGE CAP GROWTH FUND           BIOTECHNOLOGY FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 1999  DEC. 31, 1998  DEC. 31, 1999  DEC. 31, 1998
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS
  Class I shares:
    Sold                                                  $    7,126     $     6,444    $       --     $       --
    Issued to shareholders in reinvestment of
      distributions                                            2,468               9            --             --
    Repurchased                                               (4,708)         (5,000)           --             --
                                                          ----------     -----------    ----------     ----------
      Net increase (decrease), Class I                    $    4,886     $     1,453    $       --     $       --
                                                          ==========     ===========    ==========     ==========
  Class N shares:
    Sold                                                  $      875     $        --    $    6,483     $      482
    Issued to shareholders in reinvestment of
      distributions                                               40              --           872             10
    Repurchased                                                   (7)             --          (794)           (70)
                                                          ----------     -----------    ----------     ----------
      Net increase (decrease), Class N                    $      908     $        --    $    6,561     $      422
                                                          ==========     ===========    ==========     ==========
SHARE AMOUNTS
  Class I shares:
    Sold                                                         414             403            --             --
    Issued to shareholders in reinvestment of
      distributions                                              140               1            --             --
    Repurchased                                                 (265)           (313)           --             --
                                                          ----------     -----------    ----------     ----------
      Net increase (decrease), Class I                           289              91            --             --
                                                          ==========     ===========    ==========     ==========
  Class N shares:
    Sold                                                          47              --           401             48
    Issued to shareholders in reinvestment of
      distributions                                                2              --            55              1
    Repurchased                                                   --                           (55)            (7)
                                                          ----------     -----------    ----------     ----------
      Net increase (decrease), Class N                            49              --           401             42
                                                          ==========     ===========    ==========     ==========
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                 $   17,147     $     5,615    $   27,104     $    6,545
  Proceeds from sales of securities                           12,789           6,264        24,690          3,326

------------------------------------

*    Period from December 15, 1999 (commencement of operations) to December 31,
     1999.
** Period from December 31, 1998 (commencement of operations) to December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                            TAX MANAGED GROWTH FUND         GLOBAL SMALL CAP FUND
                                                         ------------------------------  ----------------------------
                                                          YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 1999  DEC. 31, 1998**  DEC. 31, 1999  DEC. 31, 1998
                                                         -------------  ---------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS
  Class I shares:
    Sold                                                  $       --      $    1,000      $   13,423     $      770
    Issued to shareholders in reinvestment of
      distributions                                               --              --             154             32
    Repurchased                                                   --              --            (920)          (217)
                                                          ----------      ----------      ----------     ----------
      Net increase (decrease), Class I                    $       --      $    1,000      $   12,657     $      585
                                                          ==========      ==========      ==========     ==========
  Class N shares:
    Sold                                                  $      649      $       --      $    1,118     $       --
    Issued to shareholders in reinvestment of
      distributions                                                6              --              85             --
    Repurchased                                                   --              --             (20)            --
                                                          ----------      ----------      ----------     ----------
      Net increase (decrease), Class N                    $      655      $       --      $    1,183     $       --
                                                          ==========      ==========      ==========     ==========
SHARE AMOUNTS
  Class I shares:
    Sold                                                          --             100             636             58
    Issued to shareholders in reinvestment of
      distributions                                               --              --               7              2
    Repurchased                                                   --              --             (56)           (19)
                                                          ----------      ----------      ----------     ----------
      Net increase (decrease), Class I                            --             100             587             41
                                                          ==========      ==========      ==========     ==========
  Class N shares:
    Sold                                                          51              --              58             --
    Issued to shareholders in reinvestment of
      distributions                                               --              --               4             --
    Repurchased                                                   --              --              (1)            --
                                                          ----------      ----------      ----------     ----------
      Net increase (decrease), Class N                            51              --              61             --
                                                          ==========      ==========      ==========     ==========
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                 $    2,141      $       --      $   24,604     $    9,265
  Proceeds from sales of securities                              593              --          12,387          9,231

                                                            GLOBAL TECHNOLOGY FUND       GLOBAL HEALTH CARE FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 1999  DEC. 31, 1998  DEC. 31, 1999  DEC. 31, 1998
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS
  Class I shares:
    Sold                                                  $   125,712    $     8,186    $       --     $       --
    Issued to shareholders in reinvestment of
      distributions                                             4,025            440            --             --
    Repurchased                                               (31,266)        (2,212)           --             --
                                                          -----------    -----------    ----------     ----------
      Net increase (decrease), Class I                    $    98,471    $     6,414    $       --     $       --
                                                          ===========    ===========    ==========     ==========
  Class N shares:
    Sold                                                  $    64,142    $        --    $      748     $      121
    Issued to shareholders in reinvestment of
      distributions                                             1,438             --            67              9
    Repurchased                                                (7,987)            --          (388)           (26)
                                                          -----------    -----------    ----------     ----------
      Net increase (decrease), Class N                    $    57,593    $        --    $      427     $      104
                                                          ===========    ===========    ==========     ==========
SHARE AMOUNTS
  Class I shares:
    Sold                                                        3,164            474            --             --
    Issued to shareholders in reinvestment of
      distributions                                                76             21            --             --
    Repurchased                                                  (765)          (135)           --             --
                                                          -----------    -----------    ----------     ----------
      Net increase (decrease), Class I                          2,475            360            --             --
                                                          ===========    ===========    ==========     ==========
  Class N shares:
    Sold                                                        1,564             --            56              9
    Issued to shareholders in reinvestment of
      distributions                                                27             --             5              1
    Repurchased                                                  (199)            --           (29)            (2)
                                                          -----------    -----------    ----------     ----------
      Net increase (decrease), Class N                          1,392             --            32              8
                                                          ===========    ===========    ==========     ==========
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                 $   211,880    $    26,910    $   21,409     $    7,670
  Proceeds from sales of securities                            80,869         23,828        22,322          7,857

------------------------------------

*    Period from December 15, 1999 (commencement of operations) to December 31,
     1999.
** Period from December 31, 1998 (commencement of operations) to December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                         INTERNATIONAL GROWTH EQUITY
                                                                     FUND                 EMERGING MARKETS FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 1999  DEC. 31, 1998  DEC. 31, 1999  DEC. 31, 1998
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS
  Class I shares:
    Sold                                                 $    182,299   $     21,109    $       56     $       20
    Issued to shareholders in reinvestment of
      distributions                                            17,745          4,362             2             --
    Repurchased                                              (119,912)       (11,673)          (17)            (4)
                                                         ------------   ------------    ----------     ----------
      Net increase (decrease), Class I                   $     80,132   $     13,798    $       41     $       16
                                                         ============   ============    ==========     ==========
  Class N shares:
    Sold                                                 $      2,341   $         --    $      253     $       --
    Issued to shareholders in reinvestment of
      distributions                                                61             --             5             --
    Repurchased                                                  (852)            --           (18)            --
                                                         ------------   ------------    ----------     ----------
      Net increase (decrease), Class N                   $      1,550   $         --    $      240     $       --
                                                         ============   ============    ==========     ==========
SHARE AMOUNTS
  Class I shares:
    Sold                                                       10,871          1,461             5              2
    Issued to shareholders in reinvestment of
      distributions                                               872            307            --             --
    Repurchased                                                (7,103)          (809)           (1)            --
                                                         ------------   ------------    ----------     ----------
      Net increase (decrease), Class I                          4,640            959             4              2
                                                         ============   ============    ==========     ==========
  Class N shares:
    Sold                                                          130             --            19             --
    Issued to shareholders in reinvestment of
      distributions                                                 3             --            --             --
    Repurchased                                                   (55)            --            (1)            --
                                                         ------------   ------------    ----------     ----------
      Net increase (decrease), Class N                             78             --            18             --
                                                         ============   ============    ==========     ==========
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                $    280,952   $    113,487    $    7,324     $    7,092
  Proceeds from sales of securities                           224,692         95,449         7,103          6,476

------------------------------------

*    Period from December 15, 1999 (commencement of operations) to December 31,
     1999.
** Period from December 31, 1998 (commencement of operations) to December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                                 EUROPE FUND                 GLOBAL EQUITY FUND
                                                         ----------------------------  ------------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                         DEC. 31, 1999  DEC. 31, 1998  DEC. 31, 1999  DEC. 31, 1998**
                                                         -------------  -------------  -------------  ---------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS
  Class I shares:
    Sold                                                 $         --   $         --    $       --      $    1,000
    Issued to shareholders in reinvestment of
      distributions                                                --             --            --              --
    Repurchased                                                    --             --            --              --
                                                         ------------   ------------    ----------      ----------
      Net increase (decrease), Class I                   $         --   $         --    $       --      $    1,000
                                                         ============   ============    ==========      ==========
  Class N shares:
    Sold                                                 $     10,001   $         --    $       --      $       --
    Issued to shareholders in reinvestment of
      distributions                                             8,465             --            --              --
    Repurchased                                              (137,764)            --            --              --
                                                         ------------   ------------    ----------      ----------
      Net increase (decrease), Class N                   $   (119,298)  $         --    $       --      $       --
                                                         ============   ============    ==========      ==========
SHARE AMOUNTS
  Class I shares:
    Sold                                                           --             --            --             100
    Issued to shareholders in reinvestment of
      distributions                                                --             --            --              --
    Repurchased                                                    --             --            --              --
                                                         ------------   ------------    ----------      ----------
      Net increase (decrease), Class I                             --             --            --             100
                                                         ============   ============    ==========      ==========
  Class N shares:
    Sold                                                          583             --            --              --
    Issued to shareholders in reinvestment of
      distributions                                               535             --            --              --
    Repurchased                                               (10,914)            --            --              --
                                                         ------------   ------------    ----------      ----------
      Net increase (decrease), Class N                         (9,796)            --            --              --
                                                         ============   ============    ==========      ==========
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                $    202,304   $    237,506    $    2,077      $       --
  Proceeds from sales of securities                           362,350        260,361         1,617              --

                                                             STRATEGIC INCOME FUND       BALANCED FUND
                                                         ------------------------------  --------------
                                                          YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                         DEC. 31, 1999  DEC. 31, 1998**  DEC. 31, 1999*
                                                         -------------  ---------------  --------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS
  Class I shares:
    Sold                                                  $       --      $    3,000      $       947
    Issued to shareholders in reinvestment of
      distributions                                               --              --               --
    Repurchased                                                   --              --               --
                                                          ----------      ----------      -----------
      Net increase (decrease), Class I                    $       --      $    3,000      $       947
                                                          ==========      ==========      ===========
  Class N shares:
    Sold                                                  $       --      $       --      $        --
    Issued to shareholders in reinvestment of
      distributions                                               --              --               --
    Repurchased                                                   --              --               --
                                                          ----------      ----------      -----------
      Net increase (decrease), Class N                    $       --      $       --      $        --
                                                          ==========      ==========      ===========
SHARE AMOUNTS
  Class I shares:
    Sold                                                          --             300               95
    Issued to shareholders in reinvestment of
      distributions                                               --              --               --
    Repurchased                                                   --              --               --
                                                          ----------      ----------      -----------
      Net increase (decrease), Class I                            --             300               95
                                                          ==========      ==========      ===========
  Class N shares:
    Sold                                                          --              --               --
    Issued to shareholders in reinvestment of
      distributions                                               --              --               --
    Repurchased                                                   --              --               --
                                                          ----------      ----------      -----------
      Net increase (decrease), Class N                            --              --               --
                                                          ==========      ==========      ===========
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                 $   11,635      $       --      $     1,475
  Proceeds from sales of securities                            8,896              --              551

------------------------------------

*    Period from December 15, 1999 (commencement of operations) to December 31,
     1999.
** Period from December 31, 1998 (commencement of operations) to December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights
For a share outstanding throughout each fiscal year or period ended:

                                                                      LARGE CAP GROWTH FUND
                                                    ----------------------------------------------------------
                                                                       CLASS I                         CLASS N
                                                    ----------------------------------------------     -------
                                                                           DECEMBER 31,
                                                    ----------------------------------------------------------
                                                     1999         1998         1997       1996(3)      1999(9)
                                                    -------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period              $ 16.14      $12.53      $ 10.00       $10.00      $ 16.60
                                                    -------      ------      -------       ------      -------
  Income from investment operations:
    Net investment income (loss)                      (0.05)      (0.02)        0.01           --        (0.08)
    Net realized and unrealized gain on
      investments                                      6.95        5.51         3.17           --         6.45
                                                    -------      ------      -------       ------      -------
  Total from investment operations                     6.90        5.49         3.18           --         6.37
  Less distributions:
    From net investment income                           --       (0.01)       (0.01)          --           --
    From net realized gain on investments             (3.97)      (1.87)       (0.64)          --        (3.97)
                                                    -------      ------      -------       ------      -------
      Total distributions                             (3.97)      (1.88)       (0.65)          --        (3.97)
                                                    -------      ------      -------       ------      -------
NET ASSET VALUE, END OF PERIOD                      $ 19.07      $16.14      $ 12.53       $10.00      $ 19.00
                                                    -------      ------      -------       ------      -------
                                                    -------      ------      -------       ------      -------
TOTAL RETURN (7)                                      44.84%      44.11%       31.99%        0.00%       40.48%
                                                    -------      ------      -------       ------      -------
                                                    -------      ------      -------       ------      -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $14,898      $7,935      $ 5,025       $4,000      $   926
                                                    -------      ------      -------       ------      -------
                                                    -------      ------      -------       ------      -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                   0.95%       0.95%        0.95%        0.00%(8)     1.20%
                                                    -------      ------      -------       ------      -------
                                                    -------      ------      -------       ------      -------
  Without waiver and reimbursement (15)                2.45%       3.04%        2.63%          --        60.04%
                                                    -------      ------      -------       ------      -------
                                                    -------      ------      -------       ------      -------
Ratio of net investment income to average net
  assets:
  With waiver and reimbursement (15)                  (0.26)%     (0.11)%       0.10%        0.00%(8)    (0.55)%
                                                    -------      ------      -------       ------      -------
                                                    -------      ------      -------       ------      -------
  Without waiver and reimbursement (15)               (1.76)%     (2.20)%      (1.58)%         --       (59.39)%
                                                    -------      ------      -------       ------      -------
                                                    -------      ------      -------       ------      -------
Portfolio turnover                                   109.29%      99.58%      119.87%        0.00%      109.29%
                                                    -------      ------      -------       ------      -------
                                                    -------      ------      -------       ------      -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                BIOTECHNOLOGY FUND
                                                         ---------------------------------
                                                                      CLASS N
                                                         ---------------------------------
                                                                   DECEMBER 31,
                                                         ---------------------------------
                                                          1999         1998       1997(4)
                                                         -------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                   $ 11.44     $ 10.00       $10.00
                                                         -------     -------       ------
  Income from investment operations:
    Net investment loss                                    (0.15)      (0.10)          --
    Net realized and unrealized gain on investments        12.03        1.86           --
                                                         -------     -------       ------
  Total from investment operations                         11.88        1.76           --
  Less distributions:
    From net realized gain on investments                  (3.30)      (0.32)          --
                                                         -------     -------       ------
NET ASSET VALUE, END OF PERIOD                           $ 20.02     $ 11.44       $10.00
                                                         -------     -------       ------
                                                         -------     -------       ------
TOTAL RETURN (7)                                          111.39%      17.76%        0.00%
                                                         -------     -------       ------
                                                         -------     -------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $14,870     $ 3,911       $3,000
                                                         -------     -------       ------
                                                         -------     -------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                        1.50%       1.50%        0.01%(8)
                                                         -------     -------       ------
                                                         -------     -------       ------
  Without waiver and reimbursement (15)                     4.53%       4.87%          --
                                                         -------     -------       ------
                                                         -------     -------       ------
Ratio of net investment income to average net assets:
  With waiver and reimbursement (15)                       (1.09)%     (0.95)%       0.01%(8)
                                                         -------     -------       ------
                                                         -------     -------       ------
  Without waiver and reimbursement (15)                    (4.12)%     (4.32)%         --
                                                         -------     -------       ------
                                                         -------     -------       ------
Portfolio turnover                                        431.27%     127.21%        0.00%
                                                         -------     -------       ------
                                                         -------     -------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights
For a share outstanding throughout each fiscal year or period ended:

                                                         TAX MANAGED GROWTH FUND
                                                    ---------------------------------
                                                          CLASS I            CLASS N
                                                    --------------------     --------
                                                              DECEMBER 31,
                                                    ---------------------------------
                                                     1999       1998(5)      1999(10)
                                                    -------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period              $ 10.00      $10.00      $ 10.34
                                                    -------      ------      -------
  Income from investment operations:
    Net investment loss                               (0.06)         --        (0.29)
    Net realized and unrealized gain on
      investments                                      5.28          --         5.13
                                                    -------      ------      -------
  Total from investment operations                     5.22          --         4.84
  Less distributions:
    From net realized gain on investments             (0.21)         --        (0.21)
    In excess of net realized gain on investments     (0.02)         --        (0.02)
                                                    -------      ------      -------
      Total distributions                             (0.23)         --        (0.23)
                                                    -------      ------      -------
NET ASSET VALUE, END OF PERIOD                      $ 14.99      $10.00      $ 14.95
                                                    -------      ------      -------
                                                    -------      ------      -------
TOTAL RETURN (7)                                      52.44%       0.00%       47.07%
                                                    -------      ------      -------
                                                    -------      ------      -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $ 1,499      $1,000      $   759
                                                    -------      ------      -------
                                                    -------      ------      -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                   1.25%       0.00%(8)     1.50%
                                                    -------      ------      -------
                                                    -------      ------      -------
  Without waiver and reimbursement (15)               14.36%         --        35.08%
                                                    -------      ------      -------
                                                    -------      ------      -------
Ratio of net investment income to average net
  assets:
  With waiver and reimbursement (15)                  (0.47)%      0.00%(8)    (2.66)%
                                                    -------      ------      -------
                                                    -------      ------      -------
  Without waiver and reimbursement (15)              (13.58)%        --       (36.24)%
                                                    -------      ------      -------
                                                    -------      ------      -------
Portfolio turnover                                    43.35%       0.00%       43.35%
                                                    -------      ------      -------
                                                    -------      ------      -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                            GLOBAL SMALL CAP FUND
                                                         -----------------------------------------------------------
                                                                            CLASS I                         CLASS N
                                                         ----------------------------------------------     --------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                          1999         1998         1997       1996(3)      1999(11)
                                                         -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                   $ 12.37     $ 11.09      $ 10.00       $10.00      $ 11.63
                                                         -------     -------      -------       ------      -------
  Income from investment operations:
    Net investment loss                                    (0.17)      (0.13)       (0.13)          --        (0.21)
    Net realized and unrealized gain on investments        12.96        2.23         2.64           --        13.67
                                                         -------     -------      -------       ------      -------
  Total from investment operations                         12.79        2.10         2.51           --        13.46
  Less distributions:
    From net realized gain on investments                  (1.78)      (0.82)       (1.42)          --        (1.78)
                                                         -------     -------      -------       ------      -------
NET ASSET VALUE, END OF PERIOD                           $ 23.38     $ 12.37      $ 11.09       $10.00      $ 23.31
                                                         -------     -------      -------       ------      -------
                                                         -------     -------      -------       ------      -------
TOTAL RETURN (7)                                          104.63%      19.29%       25.48%        0.00%      116.97%
                                                         -------     -------      -------       ------      -------
                                                         -------     -------      -------       ------      -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $24,073     $ 5,479      $ 4,456       $4,000      $ 1,430
                                                         -------     -------      -------       ------      -------
                                                         -------     -------      -------       ------      -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                        1.50%       1.75%        1.75%        0.00%(8)     1.75%
                                                         -------     -------      -------       ------      -------
                                                         -------     -------      -------       ------      -------
  Without waiver and reimbursement (15)                     4.10%       3.86%        3.09%          --        16.71%
                                                         -------     -------      -------       ------      -------
                                                         -------     -------      -------       ------      -------
Ratio of net investment income to average net assets:
  With waiver and reimbursement (15)                       (1.13)%     (1.03)%      (1.14)%       0.00%(8)    (1.49)%
                                                         -------     -------      -------       ------      -------
                                                         -------     -------      -------       ------      -------
  Without waiver and reimbursement (15)                    (3.73)%     (3.14)%      (2.49)%         --       (16.44)%
                                                         -------     -------      -------       ------      -------
                                                         -------     -------      -------       ------      -------
Portfolio turnover                                        161.61%     184.38%      153.49%        0.00%      161.61%
                                                         -------     -------      -------       ------      -------
                                                         -------     -------      -------       ------      -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights
For a share outstanding throughout each fiscal year or period ended:

                                                                             GLOBAL TECHNOLOGY FUND
                                                    -------------------------------------------------------------------------
                                                                              CLASS I                                CLASS N
                                                    ------------------------------------------------------------     --------
                                                                                  DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                      1999         1998         1997         1996       1995(2)      1999(12)
                                                    --------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period              $  21.40     $ 13.69      $ 12.60      $ 10.04       $10.00      $ 24.01
                                                    --------     -------      -------      -------       ------      -------
  Income from investment operations:
    Net investment loss                                (0.35)      (0.16)       (0.16)       (0.15)          --        (0.49)
    Net realized and unrealized gain on
      investments                                      39.54        8.44         3.46         2.80         0.04        36.99
                                                    --------     -------      -------      -------       ------      -------
  Total from investment operations                     39.19        8.28         3.30         2.65         0.04        36.50
  Less distributions:
    From net realized gain on investments              (1.38)      (0.57)       (2.21)       (0.09)          --        (1.38)
                                                    --------     -------      -------      -------       ------      -------
NET ASSET VALUE, END OF PERIOD                      $  59.21     $ 21.40      $ 13.69      $ 12.60       $10.04      $ 59.13
                                                    --------     -------      -------      -------       ------      -------
                                                    --------     -------      -------      -------       ------      -------
TOTAL RETURN (7)                                      182.95%      60.53%       27.08%       26.41%        0.40%      152.69%
                                                    --------     -------      -------      -------       ------      -------
                                                    --------     -------      -------      -------       ------      -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $197,897     $18,558      $ 6,950      $ 5,117       $  954      $82,330
                                                    --------     -------      -------      -------       ------      -------
                                                    --------     -------      -------      -------       ------      -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                    1.50%       1.75%        1.75%        1.73%        0.00%(8)     1.75%
                                                    --------     -------      -------      -------       ------      -------
                                                    --------     -------      -------      -------       ------      -------
  Without waiver and reimbursement (15)                 1.50%       2.49%        2.45%        7.75%          --         1.99%
                                                    --------     -------      -------      -------       ------      -------
                                                    --------     -------      -------      -------       ------      -------
Ratio of net investment income to average net
  assets:
  With waiver and reimbursement (15)                   (1.02)%     (0.99)%      (1.15)%      (1.34)%      (0.02)%(8)   (1.32)%
                                                    --------     -------      -------      -------       ------      -------
                                                    --------     -------      -------      -------       ------      -------
  Without waiver and reimbursement (15)                (1.02)%     (1.73)%      (1.86)%       7.36%          --        (1.56)%
                                                    --------     -------      -------      -------       ------      -------
                                                    --------     -------      -------      -------       ------      -------
Portfolio turnover                                    119.32%     265.99%      189.41%      155.58%        0.00%      119.32%
                                                    --------     -------      -------      -------       ------      -------
                                                    --------     -------      -------      -------       ------      -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                    GLOBAL HEALTH CARE FUND
                                                         ----------------------------------------------
                                                                            CLASS N
                                                         ----------------------------------------------
                                                                          DECEMBER 31,
                                                         ----------------------------------------------
                                                          1999         1998         1997       1996(3)
                                                         -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                   $ 13.42     $ 11.65      $ 10.00       $10.00
                                                         -------     -------      -------       ------
  Income from investment operations:
    Net investment loss                                    (0.11)      (0.09)       (0.06)          --
    Net realized and unrealized gain on investments         3.53        3.02         3.03           --
                                                         -------     -------      -------       ------
  Total from investment operations                          3.42        2.93         2.97           --
  Less distributions:
    From net realized gain on investments                  (2.59)      (1.16)       (1.32)          --
                                                         -------     -------      -------       ------
NET ASSET VALUE, END OF PERIOD                           $ 14.25     $ 13.42      $ 11.65       $10.00
                                                         -------     -------      -------       ------
                                                         -------     -------      -------       ------
TOTAL RETURN (7)                                           28.74%      25.57%       30.00%        0.00%
                                                         -------     -------      -------       ------
                                                         -------     -------      -------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $ 6,284     $ 5,487      $ 4,671       $4,000
                                                         -------     -------      -------       ------
                                                         -------     -------      -------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                        1.50%       1.50%        1.50%        0.00%(8)
                                                         -------     -------      -------       ------
                                                         -------     -------      -------       ------
  Without waiver and reimbursement (15)                     4.85%       3.65%        2.93%          --
                                                         -------     -------      -------       ------
                                                         -------     -------      -------       ------
Ratio of net investment income to average net assets:
  With waiver and reimbursement (15)                       (0.81)%     (0.69)%      (0.55)%       0.00%(8)
                                                         -------     -------      -------       ------
                                                         -------     -------      -------       ------
  Without waiver and reimbursement (15)                    (4.16)%     (2.84)%      (1.98)%         --
                                                         -------     -------      -------       ------
                                                         -------     -------      -------       ------
Portfolio turnover                                        393.83%     153.92%      157.65%        0.00%
                                                         -------     -------      -------       ------
                                                         -------     -------      -------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights
For a share outstanding throughout each fiscal year or period ended:

                                                                         INTERNATIONAL GROWTH EQUITY FUND
                                                    --------------------------------------------------------------------------
                                                                               CLASS I                                CLASS N
                                                    -------------------------------------------------------------     --------
                                                                                   DECEMBER 31,
                                                    --------------------------------------------------------------------------
                                                      1999         1998          1997       1996(6)        1995       1999(11)
                                                    --------     ---------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period              $  14.98     $  13.70      $ 12.72      $ 11.56      $ 10.00      $ 14.78
                                                    --------     --------      -------      -------      -------      -------
  Income from investment operations:
    Net investment income                               0.02         0.06         0.06         0.04         0.12         0.01
    Net realized and unrealized gain on
      investments                                       8.91         1.80         2.22         2.16         1.68         9.08
                                                    --------     --------      -------      -------      -------      -------
  Total from investment operations                      8.93         1.86         2.28         2.20         1.80         9.09
  Less distributions:
    From net investment income                         (0.07)       (0.23)       (0.14)       (0.16)       (0.11)       (0.07)
    In excess of net investment income                 (0.10)          --           --           --           --        (0.09)
    From net realized gain on investments              (1.40)       (0.35)       (1.16)       (0.88)       (0.13)       (1.40)
                                                    --------     --------      -------      -------      -------      -------
    Total distributions                                (1.57)       (0.58)       (1.30)       (1.04)       (0.24)       (1.56)
                                                    --------     --------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                      $  22.34     $  14.98      $ 13.70      $ 12.72      $ 11.56      $ 22.31
                                                    --------     --------      -------      -------      -------      -------
                                                    --------     --------      -------      -------      -------      -------
TOTAL RETURN (7)                                       60.66%       13.81%       17.93%       19.31%       17.98%       62.48%
                                                    --------     --------      -------      -------      -------      -------
                                                    --------     --------      -------      -------      -------      -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $285,561     $121,975      $98,443      $52,605      $34,347      $ 1,738
                                                    --------     --------      -------      -------      -------      -------
                                                    --------     --------      -------      -------      -------      -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                    1.00%        1.00%        1.00%        0.99%        0.75%        1.25%
                                                    --------     --------      -------      -------      -------      -------
                                                    --------     --------      -------      -------      -------      -------
  Without waiver and reimbursement (15)                 1.06%        1.06%        1.06%        1.25%        1.11%       10.89%
                                                    --------     --------      -------      -------      -------      -------
                                                    --------     --------      -------      -------      -------      -------
Ratio of net investment income to average net
  assets:
  With waiver and reimbursement (15)                    0.12%        0.37%        0.41%        0.32%        1.19%        0.07%
                                                    --------     --------      -------      -------      -------      -------
                                                    --------     --------      -------      -------      -------      -------
  Without waiver and reimbursement (15)                 0.06%        0.31%        0.35%        0.06%        0.83%       (9.56)%
                                                    --------     --------      -------      -------      -------      -------
                                                    --------     --------      -------      -------      -------      -------
Portfolio turnover                                    139.69%       84.49%      122.43%      119.09%       87.40%      139.69%
                                                    --------     --------      -------      -------      -------      -------
                                                    --------     --------      -------      -------      -------      -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                EMERGING MARKETS FUND
                                                    ----------------------------------------------
                                                                 CLASS I                  CLASS N
                                                    ---------------------------------     --------
                                                                     DECEMBER 31,
                                                    ----------------------------------------------
                                                     1999         1998       1997(4)      1999(11)
                                                    -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period              $  9.06     $  9.99       $10.00      $  9.13
                                                    -------     -------       ------      -------
  Income from investment operations:
    Net investment income (loss)                      (0.01)       0.12           --        (0.06)
    Net realized and unrealized gain (loss) on
      investments                                      8.29       (0.97)       (0.01)        8.24
                                                    -------     -------       ------      -------
  Total from investment operations                     8.28       (0.85)       (0.01)        8.18
  Less distributions:
    From net investment income                           --       (0.08)          --           --
    From net realized gain on investments             (0.47)         --           --        (0.47)
                                                    -------     -------       ------      -------
    Total distributions                               (0.47)      (0.08)          --        (0.47)
                                                    -------     -------       ------      -------
NET ASSET VALUE, END OF PERIOD                      $ 16.87     $  9.06       $ 9.99      $ 16.84
                                                    -------     -------       ------      -------
                                                    -------     -------       ------      -------
TOTAL RETURN (7)                                      92.12%      (8.50)%         --        90.31%
                                                    -------     -------       ------      -------
                                                    -------     -------       ------      -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $ 5,154     $ 2,734       $2,996      $   299
                                                    -------     -------       ------      -------
                                                    -------     -------       ------      -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                   1.50%       1.50%        0.01%(8)     1.75%
                                                    -------     -------       ------      -------
                                                    -------     -------       ------      -------
  Without waiver and reimbursement (15)                9.33%       8.29%          --        79.18%
                                                    -------     -------       ------      -------
                                                    -------     -------       ------      -------
Ratio of net investment income to average net
  assets:
  With waiver and reimbursement (15)                  (0.13)%      1.23%          --        (0.68)%
                                                    -------     -------       ------      -------
                                                    -------     -------       ------      -------
  Without waiver and reimbursement (15)               (7.96)%     (5.56)%         --       (78.11)%
                                                    -------     -------       ------      -------
                                                    -------     -------       ------      -------
Portfolio turnover                                   215.64%     279.25%        --(8)      215.64%
                                                    -------     -------       ------      -------
                                                    -------     -------       ------      -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights
For a share outstanding throughout each fiscal year or period ended:

                                                                                   EUROPE FUND
                                                         ----------------------------------------------------------------
                                                                                     CLASS N
                                                         ----------------------------------------------------------------
                                                                                   DECEMBER 31,
                                                         ----------------------------------------------------------------
                                                         1999(1)       1998(1)       1997(1)       1996(1)        1995
                                                         --------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year                     $  13.66     $  12.59      $  10.66      $   9.20      $   9.20
                                                         --------     --------      --------      --------      --------
  Income from investment operations:
    Net investment income (loss)                            (0.01)       (0.05)         0.01          0.03          0.07
    Net realized and unrealized gain (loss) on
      investments                                            5.66         4.60          2.70          1.45         (0.07)
                                                         --------     --------      --------      --------      --------
  Total from investment operations                           5.65         4.55          2.71          1.48          0.00
  Less distributions:
    From net investment income                                 --        (0.17)        (0.06)        (0.02)           --
    In excess of net investment income                      (0.02)          --            --            --            --
    From net realized gain on investments                   (3.17)       (3.31)        (0.72)           --            --
                                                         --------     --------      --------      --------      --------
    Total distributions                                     (3.19)       (3.48)        (0.78)        (0.02)           --
                                                         --------     --------      --------      --------      --------
NET ASSET VALUE, END OF YEAR                             $  16.12     $  13.66      $  12.59      $  10.66      $   9.20
                                                         --------     --------      --------      --------      --------
                                                         --------     --------      --------      --------      --------
TOTAL RETURN (7)                                            43.59%       37.23%        25.70%        15.87%         1.33%
                                                         --------     --------      --------      --------      --------
                                                         --------     --------      --------      --------      --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $ 67,910     $191,338      $176,414      $149,299      $128,932
                                                         --------     --------      --------      --------      --------
                                                         --------     --------      --------      --------      --------
Ratio of expenses to average net assets: (13)
  With waiver and reimbursement                              1.03%          --            --            --            --
                                                         --------     --------      --------      --------      --------
                                                         --------     --------      --------      --------      --------
  Without waiver and reimbursement                           2.01%        1.97%         1.30%         1.42%         1.51%
                                                         --------     --------      --------      --------      --------
                                                         --------     --------      --------      --------      --------
Ratio of net investment income to average net assets:
  With waiver and reimbursement                             (0.11)%         --            --            --            --
                                                         --------     --------      --------      --------      --------
                                                         --------     --------      --------      --------      --------
  Without waiver and reimbursement                          (1.08)%      (0.31)%        0.06%         0.33%         0.76%
                                                         --------     --------      --------      --------      --------
                                                         --------     --------      --------      --------      --------
Portfolio turnover                                         202.90%      114.00%        85.00%        51.00%        40.00%
                                                         --------     --------      --------      --------      --------
                                                         --------     --------      --------      --------      --------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                          GLOBAL EQUITY FUND
                                                         --------------------
                                                               CLASS I
                                                         --------------------
                                                             DECEMBER 31,
                                                         --------------------
                                                          1999       1998(5)
                                                         -------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                   $ 10.00      $10.00
                                                         -------      ------
  Income from investment operations:
    Net investment loss                                    (0.03)         --
    Net realized and unrealized gain on investments         6.22          --
                                                         -------      ------
  Total from investment operations                          6.19          --
  Less distributions:
    In excess of net investment income                     (0.06)         --
    From net realized gain on investments                  (0.29)         --
                                                         -------      ------
    Total distributions                                    (0.35)         --
                                                         -------      ------
NET ASSET VALUE, END OF PERIOD                           $ 15.84      $10.00
                                                         -------      ------
                                                         -------      ------
TOTAL RETURN (7)                                           62.20%       0.00%
                                                         -------      ------
                                                         -------      ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $ 1,584      $1,000
                                                         -------      ------
                                                         -------      ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                        1.25%       0.00%(8)
                                                         -------      ------
                                                         -------      ------
  Without waiver and reimbursement (15)                    14.59%         --
                                                         -------      ------
                                                         -------      ------
Ratio of net investment income to average net assets:
  With waiver and reimbursement (15)                       (0.27)%      0.00%(8)
                                                         -------      ------
                                                         -------      ------
  Without waiver and reimbursement (15)                   (13.61)%        --
                                                         -------      ------
                                                         -------      ------
Portfolio turnover                                        149.96%       0.00%
                                                         -------      ------
                                                         -------      ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights
For a share outstanding throughout each fiscal year or period ended:

                                                           STRATEGIC INCOME
                                                                 FUND
                                                         --------------------
                                                               CLASS I
                                                         --------------------
                                                             DECEMBER 31,
                                                         --------------------
                                                          1999       1998(5)
                                                         -------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                   $ 10.00      $10.00
                                                         -------      ------
  Income from investment operations:
    Net investment income                                   0.53          --
    Net realized and unrealized loss on investments        (0.27)         --
                                                         -------      ------
  Total from investment operations                          0.26          --
  Less distributions:
    From net investment income                             (0.53)         --
    In excess of net investment income                     (0.18)         --
                                                         -------      ------
    Total distributions                                    (0.71)         --
                                                         -------      ------
NET ASSET VALUE, END OF PERIOD                           $  9.55      $10.00
                                                         -------      ------
                                                         -------      ------
TOTAL RETURN (7)                                            2.67%       0.00%
                                                         -------      ------
                                                         -------      ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $ 2,866      $3,000
                                                         -------      ------
                                                         -------      ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                        1.25%       0.00%(8)
                                                         -------      ------
                                                         -------      ------
  Without waiver and reimbursement (15)                     5.31%         --
                                                         -------      ------
                                                         -------      ------
Ratio of net investment income to average net assets:
  With waiver and reimbursement (15)                        5.38%       0.00%(8)
                                                         -------      ------
                                                         -------      ------
  Without waiver and reimbursement (15)                     1.32%         --
                                                         -------      ------
                                                         -------      ------
Portfolio turnover                                        346.34%       0.00%
                                                         -------      ------
                                                         -------      ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                         BALANCED FUND
                                                         -------------
                                                            CLASS I
                                                         -------------
                                                         DECEMBER 31,
                                                         -------------
                                                           1999(14)
                                                         -------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                      $ 10.00
                                                            -------
  Income from investment operations:
    Net investment income                                      0.01
    Net realized and unrealized gain on investments            0.64
                                                            -------
  Total from investment operations                             0.65
                                                            -------
NET ASSET VALUE, END OF PERIOD                              $ 10.65
                                                            -------
                                                            -------
TOTAL RETURN (7)                                               6.50%
                                                            -------
                                                            -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                        $ 1,009
                                                            -------
                                                            -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                           0.90%
                                                            -------
                                                            -------
  Without waiver and reimbursement (15)                       41.29%
                                                            -------
                                                            -------
Ratio of net investment income to average net assets:
  With waiver and reimbursement (15)                           1.41%
                                                            -------
                                                            -------
  Without waiver and reimbursement (15)                      (38.97)%
                                                            -------
                                                            -------
Portfolio turnover                                            59.94%
                                                            -------
                                                            -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Notes to Financial Highlights
 For the Fiscal Year or Period Ended December 31, 1999
The following notes are being used as reference items in the Financial Highlights of the Funds.

(1)  Calculated using the average share method.

(2)  Commencement of operations was December 27, 1995.

(3)  Commencement of operations was December 31, 1996.

(4)  Commencement of operations was December 30, 1997.

(5)  Commencement of operations was December 31, 1998.

(6) Stock split 10:1 at close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.

(7) Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized.

(8)  Not annualized. Fund was in operation for less than five days.

(9)  Commencement of operations was March 2, 1999.

(10) Commencement of operations was February 12, 1999.

(11) Commencement of operations was March 9, 1999.

(12) Commencement of operations was January 20, 1999.

(13) The operating expenses for the Dresdner RCM Europe Fund include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended December 31, 1998 and 1999, respectively, for which the insurance carrier has agreed to reimburse the Fund 0.78 % ($800,000) of average net assets for the year ended December 31, 1999.

(14) Commencement of operations was December 15, 1999.

(15) Annualized for periods of less than one year.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

        The Dresdner RCM Global Funds, Inc. (the "Global Company"), the Dresdner RCM Capital Funds, Inc. (the "Capital Company") and the Dresdner RCM Investment Funds Inc. (the "Investment Company") are organized as Maryland corporations and are registered as open-end management investment companies under the Investment Company Act of 1940 (the "1940 Act"), as amended. These three corporations are each referred to as a "Company" and collectively as the "Companies."

The Global Company consists of ten no-load series:

NON-DIVERSIFIED FUNDS
Dresdner RCM Global Technology Fund (the "Global Technology Fund") Dresdner RCM Global Health Care Fund (the "Global Health Care Fund") Dresdner RCM Biotechnology Fund (the "Biotechnology Fund")

DIVERSIFIED FUNDS
Dresdner RCM Global Small Cap Fund (the "Global Small Cap Fund") Dresdner RCM Large Cap Growth Fund (the "Large Cap Growth Fund") Dresdner RCM Emerging Markets Fund (the "Emerging Markets Fund") Dresdner RCM Tax Managed Growth Fund (the "Tax Managed Growth Fund") Dresdner RCM Global Equity Fund (the "Global Equity Fund")
Dresdner RCM Strategic Income Fund (the "Strategic Income Fund") Dresdner RCM Balanced Fund (the "Balanced Fund")

        The Dresdner RCM International Growth Equity Fund (the "International Fund"), is a non-diversified, no-load series of the Capital Company (financial information of the other series of the Capital Company are reported in the Dresdner RCM Capital Funds' annual report). The Dresdner RCM Europe Fund (the "Europe Fund"), formerly The Emerging Germany Fund, Inc., is a non-diversified, no load series of the Investment Company. These twelve series are collectively referred to as the "Funds."

        The Europe Fund was incorporated in the State of Maryland on February 2, 1990 as a non-diversified, closed-end management investment company and registered under the 1940 Act. On January 26, 1999, the stockholders of the Fund approved the conversion of the Fund from a closed-end investment company to an open-end investment company. Upon conversion of the Fund on May 3, 1999, two classes of shares were offered: Class N and Class I. Existing shareholders of the Fund received Class N shares of the converted open-end Fund, equal in number to their previous closed-end Fund shares.

        The Balanced Fund had no operations prior to December 15, 1999 other than matters relating to its organization and registration as a diversified open-ended management investment company under the 1940 Act and registration of its shares under the Securities Act of 1933, as amended.

        The Funds, with the exception of the Global Health Care Fund, the Biotechnology Fund and the Balanced Fund, are presently authorized to issue two classes of shares -- Institutional shares (Class I) and Non-institutional shares (Class N). The Global Health Care Fund and the Biotechnology Fund are presently authorized to issue Class N shares, and the Balanced Fund is authorized to issue Class I shares. As of December 31, 1999, the Large Cap Growth Fund, Tax

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Managed Growth Fund, Global Small Cap Fund, Global Technology Fund, International Fund, and Emerging Markets Fund have both Class I and Class N shares operational; the Global Equity Fund and Strategic Income Fund have only the Class I shares operational; and the Europe Fund has only the Class N shares operational.

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

A. PORTFOLIO VALUATIONS:

        Investment securities are stated at market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as the Board of Directors of the appropriate Company or a duly constituted committee of the Board of Directors of the appropriate Company shall determine in good faith will reflect its fair value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service will be valued at the mean bid price, or using such other comparable sources as the Board of Directors of the appropriate Company or a duly constituted committee of the Board of Directors of the appropriate company in good faith deems appropriate to reflect their fair value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means the Board of Directors of the appropriate Company or a duly constituted committee of the Board of Directors of the appropriate Company in good faith deems appropriate to reflect their fair market value. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES:

        Security transactions are recorded as of the date of purchase or sale. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Each Fund bears expenses incurred specifically on its behalf as well as a portion of any general expenses of the appropriate Company. Investment income, realized and unrealized gains and losses, and the common expenses of the Funds are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

C. FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS:

        The books and records of each of the Funds are maintained in U.S. dollars. The value of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investments are translated at the contracted currency exchange rates established at the time of the trade. Income and expenses are translated at the prevailing exchange rates on the respective dates of such transactions.

        Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency translations and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The Funds do not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

        Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        A forward foreign currency exchange contract ("forward contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into a forward contract in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The market value of the forward contract fluctuates with changes in currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation on foreign currency translations on the Fund's Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss on foreign currency transactions in the Fund's Statement of Operations equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed. A Fund could be exposed to risk of loss if the counterparty is unable to meet the terms of the forward contract or if the value of the currency changes unfavorably.

E. OPTION ACCOUNTING PRINCIPLES:

        A Fund may purchase or write put and call options on stocks and stock indices as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. An option listed on a traded exchange is valued at its last sale price. If there has been no sale on such day, then the option will be valued at the closing bid price on such day. If a written option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased is decreased by the premium originally received.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
        The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

F. FEDERAL INCOME TAXES:

        Each Fund is a separate entity for federal income tax purposes. Each Fund intends to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of each Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal income or excise taxes on income and capital gains. As of December 31, 1999, the Strategic Income Fund had a capital loss carryover of $53,023 which will expire on December 31, 2007.

G. DISTRIBUTIONS:

        The Strategic Income Fund declares and distributes income dividends to shareholders monthly. The Balanced Fund declares and distributes income dividends to shareholders quarterly. All of the other Funds declare and distribute income dividends to shareholders annually. Capital gain distributions (if any) are declared and distributed to shareholders annually. Distributions to shareholders are recorded by the Funds on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles, and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gain on investments. These differences are primarily due to differing treatments for losses as a result of wash sales, foreign currency transactions and/or investments in passive foreign investment companies.

H. SECURITIES LENDING:

        The Europe Fund has a Securities Lending Agreement with State Street Global Advisors ("SSgA"). For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 104.5% of the market value of the loaned securities during the period of the loan. The Fund invests the cash collateral in repurchase agreements through State Street Bank & Trust Company pursuant to guidelines approved by the Europe Fund's Board of Directors. Income earned on the collateral is paid to SSgA monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and SSgA, based on the number and duration of the lending transactions.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
        At December 31, 1999, the Europe Fund had no securities on loan to brokers. For the period May 1, 1999 (commencement of securities lending) through December 31, 1999, net securities lending income was $6,615 and is included in interest income. As with other extensions of credit, the Fund may bear the risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

I. REDEMPTION FEES:

        The Tax Managed Growth Fund charges a 1.00% redemption fee to shareholders of both the I Class and the N Class who redeem shares held for less than twelve consecutive months. The redemption fee for the Tax Managed Growth Fund will remain in effect indefinitely. For the year ended December 31, 1999, there were no redemption fees for the Fund.

        For the period of May 1, 1999 through October 31, 1999, the Europe Fund charged a 1.00% redemption fee to shareholders who redeemed shares held for less than twelve consecutive months. The redemption fee is no longer in effect as of November 1, 1999. For the period from May 1, 1999 to October 31, 1999, the redemption fees for the Fund amounted to $540,588, which is included in the Statement of Changes in Net Assets.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Dresdner RCM Global Investors LLC ("Dresdner RCM") serves as the Funds' investment manager, subject to the authority of the Boards of Directors. The Funds pay the management fees shown below to Dresdner RCM monthly. The fees are based on each Fund's average daily net assets as listed in the following table.

        Dresdner RCM has voluntarily agreed, until at least December 31, 1999, to pay each Fund (except the Europe Fund) the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes, and extraordinary expenses) exceed its annualized total expense ratio noted below as a percentage of its average daily net assets. In subsequent years, each Fund will reimburse Dresdner RCM for any such payments during a five-year period to the extent that operating expenses are otherwise below the expense cap.

        Upon conversion of the Europe Fund on May 3, 1999, Dresdner RCM voluntarily agreed, until at least December 31, 2002, to waive a portion of its fee and to pay the Europe Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Fund (except taxes, interest, and extraordinary expenses) exceed an annual expense ratio of 1.60% (Class N) and 1.35% (Class I). In subsequent years, the Europe Fund will reimburse Dresdner RCM, for such payments for a period of up to five years after they are made, to the extent that the Fund's ordinary operating expenses are less than the expense limit. Prior to conversion, the Europe Fund paid Dresdner RCM investment management and administrative fees monthly, at an annual rate of 1.00% of the average daily net assets up to $100 million and at an annual rate of 0.80% of such assets in excess of $100 million.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 1999

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) For the respective periods ended December 31, 1999, Dresdner RCM reimbursed the Funds' for the following operating expenses.

            MANAGEMENT FEES, EXPENSE CAPS AND EXPENSE REIMBURSEMENTS
                     FISCAL PERIOD ENDED DECEMBER 31, 1999

                               ANNUAL MANAGEMENT FEE PERCENTAGES              EXPENSES
                           ------------------------------------------  ----------------------
                                      FIRST $500  NEXT $500  ABOVE $1  EXPENSE
FUND                       FLAT RATE   MILLION     MILLION   BILLION    CAPS    REIMBURSEMENT
-------------------------  ---------  ----------  ---------  --------  -------  -------------
Large Cap Growth Fund--I    --            0.70%      0.65%     0.60%    0.95%     $183,104
Large Cap Growth Fund--N    --            0.70%      0.65%     0.60%    1.20%       35,363
Biotechnology Fund--N       --            1.00%      0.95%     0.90%    1.50%      175,130
Tax Managed Fund--I         --            0.75%      0.70%     0.65%    1.25%      153,642
Tax Managed Fund--N         --            0.75%      0.70%     0.65%    1.50%       56,697
Global Small Cap Fund--I    --            1.00%      0.95%     0.90%    1.50%      182,326
Global Small Cap Fund--N    --            1.00%      0.95%     0.90%    1.75%       32,415
Global Technology Fund--I   1.00%        --         --         --       1.50%       --
Global Technology Fund--N   1.00%        --         --         --       1.75%       33,268
Global Health Care
  Fund--N                   --            1.00%      0.95%     0.90%    1.50%      183,721
International Fund--I       0.75%        --         --         --       1.00%       93,310
International Fund--N       0.75%        --         --         --       1.25%       39,047
Emerging Markets Fund--I    1.00%        --         --         --       1.50%      267,703
Emerging Markets Fund--N    1.00%        --         --         --       1.75%       42,518
Europe Fund--I              1.00% *      --         --         --       1.35%       --
Europe Fund--N              1.00% *      --         --         --       1.60%      199,096
Global Equity Fund--I       --            0.75%      0.70%     0.65%    1.25%      150,248
Global Equity Fund--N       --            0.75%      0.70%     0.65%    1.50%       --
Strategic Income Fund--I    --            0.75%      0.70%     0.65%    1.25%      119,666
Strategic Income Fund--N    --            0.75%      0.70%     0.65%    1.50%       --
Balanced Fund--I            --            0.65%      0.60%     0.55%    0.90%       17,306

* The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.

        For the year ended December 31, 1999, the Global Technology Fund, Class I, reimbursed Dresdner RCM $830 under the above Reimbursement Agreement. At December 31, 1999, the Global Technology Fund, Class I, has a remaining contingent liability of $305,344. Of this contingent liability, $184,721, $43,147 and $77,476 expires on December 31, 2001, December 31, 2002 and December 31, 2003, respectively.

        On December 31, 1999, the Dresdner RCM Profit Sharing Plan, participation in which is limited to employees of Dresdner RCM, owned 342,120 shares and 458,053 shares of the total 4,734,785 and 12,860,719 outstanding shares of the Global Technology Fund and the International Fund, respectively.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 1999

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
        As of December 31, 1999, certain Dresdner RCM employees individually owned the following shares of the Funds:

FUND                                                SHARES OWNED
--------------------------------------------------  ------------
Large Cap Growth Fund                                       283
Global Small Cap Fund                                       181
Global Technology Fund                                  485,927
Global Health Care Fund                                     210

        As of December 31, 1999, clients of Dresdner Bank AG/Investment Management/Institutional Asset Management Division owned the following shares of the Funds:

FUND                                      SHARES OWNED  OUTSTANDING SHARES
----------------------------------------  ------------  ------------------
Biotechnology Fund                            300,000            742,818
Tax Managed Growth Fund                       100,000            150,798
Global Small Cap Fund                         400,000          1,090,950
Global Health Care Fund                       400,000            441,001
Emerging Markets Fund                         300,000            323,000
Global Equity Fund                            100,000            100,000
Strategic Income Fund                         300,000            300,000

        At December 31, 1999, the following Funds had shareholders which each held more than 5% of the Fund's Net Assets:

                                                        PERCENTAGE OF
                                           NUMBER OF      AGGREGATE
FUND                                      SHAREHOLDERS    OWNERSHIP
----------------------------------------  ------------  -------------
Large Cap Growth Fund                             3          88.40%
Biotechnology Fund                                3          95.35%
Tax Managed Growth Fund                           2          81.67%
Global Small Cap Fund                             3          90.62%
Global Technology Fund                            5          71.43%
Global Health Care Fund                           1          90.70%
International Fund                                5          57.56%
Emerging Markets Fund                             1          93.07%
Europe Fund                                       5          45.16%
Global Equity Fund                                1         100.00%
Strategic Income Fund                             1         100.00%
Balanced Fund                                     1         100.00%

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 1999

3. DISTRIBUTOR

        Funds Distributor, Inc. (the "Distributor") acts as distributor of shares of the Funds.

        Both the Global Company and the Capital Company have a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses incurred by the Distributor in providing distribution and shareholder support services to such shares. Class I shares are not subject to 12b-1 fees. Effective May 3, 1999, the Investment Funds adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund pays the Distributor on a monthly basis for all costs incurred by it in distributing Class N shares at an annual rate not to exceed 0.25% of the Fund's Class N shares' average daily net assets.

4. CAPITAL SHARES

        At December 31, 1999, the Global Company and Capital Company each has 1,000,000,000 authorized shares of common stock at $0.0001 par value, and the Investment Company has 1,000,000,000 authorized shares of $0.001 par value common stock, designated as follows:

                                            CLASS I      CLASS N
                                          -----------  -----------
Large Cap Growth Fund                      50,000,000   25,000,000
Biotechnology Fund                                 --   50,000,000
Tax Managed Growth Fund                    25,000,000   25,000,000
Global Small Cap Fund                      50,000,000   25,000,000
Global Technology Fund                     50,000,000   25,000,000
Global Health Care Fund                            --   50,000,000
International Fund                        100,000,000   50,000,000
Emerging Markets Fund                      50,000,000   25,000,000
Europe Fund                               100,000,000  100,000,000
Global Equity Fund                         25,000,000   25,000,000
Strategic Income Fund                      25,000,000   25,000,000
Balanced Fund                              25,000,000           --

5. DEFERRED ORGANIZATION COSTS

        Costs incurred by the Funds in connection with their organization are being amortized on a straight-line basis over a five-year period beginning at the commencement of each Fund's operations. The Tax Managed Growth Fund, International Fund, Europe Fund, Global Equity Fund, Strategic Income Fund, and Balanced Fund did not have any organization costs.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 1999

6. WRITTEN OPTIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

        Transactions in written put and call options for the year ended December 31, 1999 for the Global Technology Fund were as follows:

                                           AMOUNT OF   NUMBER OF
                                           PREMIUMS    CONTRACTS
                                          -----------  ---------
Options outstanding at December 31, 1998  $   --          --
Options sold                               3,398,087        600
Options cancelled in closing purchase
  transactions                            (3,398,087)      (600)
Options expired prior to exercise             --          --
Options exercised                             --          --
                                          -----------   -------
Options outstanding at December 31, 1999  $   --          --
                                          ===========   =======

        No written options were outstanding at December 31, 1999.

        Forward foreign currency contracts outstanding at December 31, 1999 are as follows:

                                                  IN
                                   CONTRACTS   EXCHANGE  SETTLEMENT            NET UNREALIZED
FUND                       SALES   TO DELIVER    FOR        DATE      VALUE     APPRECIATION
-------------------------  ------  ----------  --------  ----------  --------  --------------
Strategic Income Fund      Euro      135,000   $143,876    3/28/00   $136,876      $7,000
                                               ========              ========      ======
International Fund         GBP        33,321   $53,826     1/04/00   $ 53,803      $   23
                           GBP        33,473    54,170     1/05/00     54,049         121
                                               --------              --------      ------
                                               $107,996              $107,852      $  144
                                               ========              ========      ======

7. DIRECTORS' FEES

        Each Director who is not an interested person of the Global Company (as defined in the 1940 Act) receives from the Global Company an annual retainer of $1,000 (the retainer is evenly prorated among each series of the Global Company), plus $500 for each Board meeting attended for each series, and $250 for each committee meeting attended for each series.

        Each Director who is not an interested person of the Capital Company (International Fund) (as defined in the 1940 Act) receives from the Capital Company an annual retainer of $9,000, plus $1,500 for each Board meeting attended for each series, and $500 for each committee meeting attended for each series.

        Each Director who is not an interested person of the Investment Company (Europe Fund) (as defined in the 1940 Act) receives from the Investment Company an annual retainer of $9,000, plus $1,500 for each Board meeting attended for the series. The Europe Fund also pays each member of the strategic planning and communications subcommittees $1,500 for each meeting attended.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 1999

7. DIRECTORS' FEES (CONTINUED)
        Each Director of a Company who is not an interested person of the Global Company and the Capital Company may elect to defer receipt of all or a portion of his or her fees for service as a director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his/her deferred fees deemed invested either in 90-day U.S. Treasury bills, or shares of the common stock of the Capital Company, the Global Company, or a combination of these options. The amount of deferred fees payable to such Director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability.

8. LINE OF CREDIT

        The Europe Fund has an uncommitted Line of Credit arrangement ("LOC") with State Street Bank and Trust Company, primarily to temporarily finance the repurchase of capital shares. The Fund's borrowings cannot exceed 33 1/3% of the Fund's net assets and cannot exceed the $60 million limit on the LOC. Interest is charged to the Fund based on its borrowings at the prevailing market rates as defined in the LOC. The average daily loan balance was $199,314 at a weighted average interest rate of 5.49%. The maximum loan outstanding during the period ended December 31, 1999 was $11,148,000. Interest expense of $11,093 was recorded during the year and has been included in miscellaneous expense on the statement of operations. At December 31, 1999, there were no such borrowings outstanding.

 Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE DRESDNER RCM GLOBAL FUNDS, INC., THE DRESDNER RCM INVESTMENT FUNDS, INC. AND THE BOARD OF DIRECTORS OF THE DRESDNER RCM CAPITAL FUNDS, INC. AND THE SHAREHOLDERS OF THE DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND:

        In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dresdner RCM Global Funds, Inc. (consisting of the Dresdner RCM Global Technology Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Health Care Fund, Dresdner RCM Large Cap Growth Fund, Dresdner RCM Biotechnology Fund, Dresdner RCM Emerging Markets Fund, Dresdner RCM Tax Managed Growth Fund, Dresdner RCM Global Equity Fund, Dresdner RCM Strategic Income Fund and the Dresdner RCM Balanced Fund), the Dresdner RCM Capital Funds, Inc. (consisting of the Dresdner RCM International Growth Equity Fund) and the Dresdner RCM Investment Funds, Inc. (consisting of the Dresdner RCM Europe Fund, formerly the Emerging Germany Fund, Inc.), hereafter referred to as the "Funds" at December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2000

TAX INFORMATION (UNAUDITED)

        On December 20, 1999 distributions were paid from investment operations for the Funds except the Europe Fund. The dividends were recorded on December 16, 1999, to shareholders of record on December 15, 1999. On
January 14, 2000, distributions were paid from investment operations for the Europe Fund. The dividend was recorded on December 30, 1999 to shareholders of record on December 29, 1999.

                                      ORDINARY    LONG-TERM        TOTAL
FUND                                   INCOME    CAPITAL GAIN  DISTRIBUTIONS
-----------------------------------  ----------  ------------  -------------
Large Cap Growth Fund--Class I
  Per Share                          $     1.52  $      2.45    $      3.97
  Amount                             $  965,548  $ 1,550,904    $ 2,516,452
Large Cap Growth Fund--Class N
  Per Share                          $     1.52  $      2.45    $      3.97
  Amount                             $   17,754  $    28,518    $    46,272
Biotechnology Fund--Class N
  Per Share                          $     3.25  $      0.05    $      3.30
  Amount                             $1,844,357  $    31,109    $ 1,875,466
Tax Managed Growth Fund--Class I
  Per Share                          $     0.23  $      0.00    $      0.23
  Amount                             $   23,023  $         0    $    23,023
Tax Managed Growth Fund--Class N
  Per Share                          $     0.23  $      0.00    $      0.23
  Amount                             $    5,987  $         0    $     5,987
Global Small Cap Fund--Class I
  Per Share                          $     1.51  $      0.27    $      1.78
  Amount                             $  736,527  $   131,682    $   868,209
Global Small Cap Fund--Class N
  Per Share                          $     1.51  $      0.27    $      1.78
  Amount                             $   72,834  $    13,022    $    85,856
Global Technology Fund--Class I
  Per Share                          $     1.21  $      0.17    $      1.38
  Amount                             $3,596,365  $   503,577    $ 4,099,942
Global Technology Fund--Class N
  Per Share                          $     1.21  $      0.17    $      1.38
  Amount                             $1,306,678  $   182,966    $ 1,489,644
Global Health Care Fund--Class N
  Per Share                          $     1.55  $      1.04    $      2.59
  Amount                             $  658,016  $   444,876    $ 1,102,892
International Fund--Class I
  Per Share                          $     0.51  $      1.06    $      1.57
  Amount                             $5,973,315  $12,437,317    $18,410,632
International Fund--Class N
  Per Share                          $     0.50  $      1.06    $      1.56
  Amount                             $   32,521  $    69,812    $   102,333
Emerging Markets Fund--Class I
  Per Share                          $     0.47  $      0.00    $      0.47
  Amount                             $  143,805  $         0    $   143,805

                                      ORDINARY    LONG-TERM        TOTAL
FUND                                   INCOME    CAPITAL GAIN  DISTRIBUTIONS
-----------------------------------  ----------  ------------  -------------
Emerging Markets Fund--Class N
  Per Share                          $     0.47  $      0.00    $      0.47
  Amount                             $    5,526  $         0    $     5,526
Europe Fund--Class N
  Per Share                          $     0.51  $      2.17    $      2.68
  Amount                             $1,906,909  $ 8,143,016    $10,049,925
Global Equity Fund--Class I
  Per Share                          $     0.35  $      0.00    $      0.35
  Amount                             $   35,164  $         0    $    35,164
Strategic Income Fund--Class I
  Per Share                          $     0.18  $      0.00    $      0.18
  Amount                             $   55,107  $         0    $    55,107
Balanced Fund--Class I
  Per Share                          $     0.00  $      0.00    $      0.00
  Amount                             $        0  $         0    $         0

        During the taxable year ended December 31, 1999, the following Funds paid foreign taxes and recognized foreign source income as detailed in the following table.

                                                           FOREIGN
                                                            SOURCE
FUND                                      FOREIGN TAXES     INCOME
----------------------------------------  -------------  ------------
International Fund                          $192,111      $1,633,685
Global Small Cap Fund                       $  3,194      $   15,619
Emerging Markets Fund                       $  5,185      $   46,202
Europe Fund                                 $127,442      $1,034,248

INVESTMENT MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

(Dresdner RCM Emerging Markets Fund Only)
Brown Brothers Harriman & Company
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

(Dresdner RCM Europe Fund Only)
Shaw Pittman
2300 N Street, N.W.
Washington, DC 20037

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

Shareholders may obtain portfolio holdings by calling 1-800-726-7240. Additional information is available on our website at www.DRCMFunds.com.

        This report is not authorized for distribution to prospective investors unless preceded or accompanied by a Dresdner RCM Global Funds prospectus, which contains complete information about the Funds, including expenses. Investors should read the prospectus carefully before they invest or send money, as it explains certain risks associated with investing in these Funds, including investments in international and emerging markets. These risks include social, economic and political instability, market illiquidity, and currency volatility. There are also special risks associated with investing in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies. There are additional risks associated with investing in Funds that lack industry diversification. Portfolio holdings are subject to change and should not be considered as a recommendation to purchase.

        Grassroots-SM- Research is a division of Dresdner RCM Global Investors LLC ("Dresdner RCM"). The information and opinions expressed represent the judgement of Dresdner RCM. Dresdner RCM and its affiliates, officers, employees or clients may effect or have effected transactions for their own account(s) in the securities mentioned here or in any related investments. Accordingly, information may be available to Dresdner RCM that is not reflected at this time. The information and opinions have been compiled or arrived at from sources believed to be reliable and in good faith, but no representation or warranty, express or implied, is made as to their accuracy, completeness or correctness. Dresdner RCM accepts no liability whatsoever for any direct or consequential loss or damage arising from your use of this information. Research data used by Grassroots-SM- to generate Grassroots-SM- Research recommendations, is received from reporters who work as independent contractors for broker-dealers who supply research to Dresdner RCM in connection with broker services.

DISTRIBUTOR: DRESDNER RCM DISTRIBUTORS, A DIVISION OF FUNDS DISTRIBUTOR INC.